Oppenheimer
Main Street Small Cap Fund(R)

Prospectus dated October 28, 2005

                                          Oppenheimer Main Street Small Cap
                                          Fund(R) is a mutual fund that seeks
                                          capital appreciation to make your
                                          investment grow. It emphasizes
                                          investments in common stocks of
                                          companies with small market
                                          capitalizations.
                                             This Prospectus contains important
                                          information about the Fund's
                                          objective, its investment policies,
                                          strategies and risks. It also contains
                                          important information about how to buy
                                          and sell shares of the Fund and other
                                          account features. Please read this
                                          Prospectus carefully before you invest
                                          and keep
As with all mutual funds, the             it for future reference about your
Securities and Exchange Commission        account.
has not approved or disapproved the
Fund's securities nor has it
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.

Contents

      About the Fund

      The Fund's Investment Objective and Principal Investment Strategies

      Main Risks of Investing in the Fund

      The Fund's Past Performance

      Fees and Expenses of the Fund

      About the Fund's Investments

      How the Fund is Managed

      About Your Account

      How to Buy Shares
      Class A Shares
      Class B Shares
      Class C Shares
      Class N Shares
      Class Y Shares

      Special Investor Services
      AccountLink
      PhoneLink
      OppenheimerFunds Internet Website
      Retirement Plans

      How to Sell Shares
      By Mail
      By Telephone

      How to Exchange Shares

      Shareholder Account Rules and Policies

      Dividends, Capital Gains and Taxes

      Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in common stocks of small-capitalization ("small-cap") U.S. companies that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager") believes have favorable business trends or prospects. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes)
in securities of companies having a small market capitalization. These may include "growth" and/or "value" common stocks and other equity securities. A
"value" investment style attempts to find companies whose securities are believed to be undervalued in the marketplace. A "growth" investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The Fund incorporates a blended style of investing combining both growth and value styles.

     What is "Market  Capitalization"?  In general, market capitalization is the value of a company  determined by the total market value of its issued and outstanding common stock

      The Fund currently considers an issuer having a market capitalization of up to $3 billion to be a small-cap issuer. The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $3 billion. Over time, the
Fund may change the range of asset capitalizations it uses to define small-cap issuers, as market conditions change. The Fund's investment program is more fully explained in "About the Fund's Investments," below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In
selecting securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general, the selection process involves the use of:
o        Multi-factor quantitative models: These include a group of "top-down"
         models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of "bottom up" models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
o        Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
o        Judgment: The portfolio is then continuously re-balanced by the portfolio managers, based upon the quantitative tools and qualitative factors described above.

      In seeking broad diversification of the Fund's portfolio, the portfolio managers currently search primarily for the following characteristics (although these may vary over time and in different cases):
o     Companies with a small market capitalization, primarily up to $3 billion.
o     Companies with financial characteristics attractive to our quantitative models.
o     Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

      The portfolio managers employ a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research. If a particular stock exhibits the following factors, among others, they will consider selling the stock:
o     deterioration in a company's expected earnings or cash flow;
o     change in valuation as determined by multiple variables including: earnings, cash flow and book value; or
o     analysis of a company's balance sheet suggests less attractive earnings potential.

      In addition, if the reason that the portfolio managers originally purchased the stock of a particular company materially changes, then they may also decide to sell the stock.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking capital appreciation in their investment over the long-term. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund focusing on small-cap stocks. The
Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income.
Because of its focus on long-term capital appreciation, the Fund may be appropriate for part of a retirement plan's investments. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. The Fund's net asset values per share will fluctuate as the values of the Fund's portfolio securities change.

      The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. The Fund currently focuses its stock investments in U.S.
issuers and accordingly will be affected primarily by changes in U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. Also, securities of small-cap companies may have more volatile prices than stocks of medium and large capitalization companies.

      At times, the Manager may increase the Fund's emphasis of its investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

SPECIAL RISKS OF SMALL-CAP STOCKS. The Fund invests mainly in stocks of small-cap companies, which generally are newer companies. While these stocks may offer greater opportunities for long-term capital appreciation than larger, more established companies, they involve substantially greater risks of loss and price fluctuations. Small-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Small-cap stocks may be less liquid than those of larger issuers. That means the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. That increases the Fund's potential for losses. Also, it may take a substantial period of time before the
Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, the stock market and small-cap stocks can be volatile.
The price of the Fund's shares can go up and down substantially. The Fund generally does not use income-producing investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds spectrum, the
Fund is generally more aggressive than a large capitalization stock fund or a balanced fund.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compared to those of a broad-based market index and a secondary index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)
[See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from 1/1/05 through 9/30/05, the cumulative return (not annualized) before taxes for Class A shares was 6.57%.

During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 21.55% (2nd Qtr '03) and the lowest return (not annualized) before taxes for a calendar quarter was -16.87% (3rd Qtr
'02).

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Average Annual Total Returns                        5 Years            10 Years
for    the    periods    ended                    (or life of        (or life of
December 31, 2004                  1 Year       class, if less)    class, if less)
-------------------------------------------------------------------------------------
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Class A Shares (inception
8/2/99)                            12.32%            11.45%             15.80%
  Return Before Taxes              10.77%            10.66%             15.02%
  Return After Taxes on
  Distributions                     9.97%            9.64%              13.59%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell 2000 Index (reflects       18.33%            6.61%             8.70%(1)
no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------------
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Lipper Small Cap Core Fund         18.37%            9.06%            11.08%(1)
Index (reflects no deduction
for fees, expenses or taxes)
-------------------------------------------------------------------------------------
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Class B Shares (inception          13.27%            11.67%             16.09%
8/2/99)
-------------------------------------------------------------------------------------
Class C Shares (inception          17.36%            11.97%             16.23%
8/2/99)
-------------------------------------------------------------------------------------
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Class N Shares (inception          17.84%            13.37%              N/A
3/1/01)
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Class  Y   Shares   (inception     19.76%            13.30%             17.59%
8/2/99)
-------------------------------------------------------------------------------------
(1) From 7/31/99.

The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period.
There is no sales charge for Class Y shares. Because Class B shares convert to
Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the
Fund's Class A shares is compared to the Russell 2000 Index, an unmanaged index of small-capitalization stocks and the Lipper Small Cap Core Fund Index, a category that includes the 30 largest mutual funds within the investment category as defined by Lipper. The indices performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The
Fund's investments vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction expenses directly, such as sales charges. The numbers below are based on the
Fund's expenses during its fiscal year ended June 30, 2005.

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Shareholder Fees (charges paid directly from your investment):
--------------------------------------------------------------------------------
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                                Class A  Class B   Class C    Class N  Class Y
                                 Shares   Shares     Shares    Shares   Shares
--------------------------------------------------------------------------------
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Maximum Sales Charge (Load) on   5.75%     None       None      None     None
purchases (as % of offering
price)
--------------------------------------------------------------------------------
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Maximum Deferred Sales Charge
(Load) (as % of the lower of
the original offering price or  None(1)    5%(2)     1%(3)     1%(4)     None
redemption proceeds)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class N   Class Y
                                Shares    Shares    Shares    Shares     Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                  0.63%     0.63%     0.63%     0.63%    0.63%
--------------------------------------------------------------------------------
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Distribution and/or Service      0.25%     1.00%     1.00%     0.50%     None
(12b-1) Fees
--------------------------------------------------------------------------------
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Other Expenses                   0.31%     0.34%     0.27%     0.41%    0.06%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating           1.19%     1.97%     1.90%     1.54%    0.69%
Expenses
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Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total
Annual Operating Expenses" as percentages of average daily net assets were 0.37%
and 1.50% for Class N shares.
1. A contingent deferred sales charge may apply to redemptions of investments of
   $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions during the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are redeemed:     1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares               $690          $933         $1,195        $1,943
--------------------------------------------------------------------------------
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Class B Shares               $702          $924         $1,273      $1,925(1)
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Class C Shares               $295          $603         $1,036        $2,243
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Class N Shares               $258          $490          $846         $1,848
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Class Y Shares               $71           $223          $391          $890
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--------------------------------------------------------------------------------
   If shares are not        1 Year        3 Years       5 Years      10 Years
       redeemed:
--------------------------------------------------------------------------------
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Class A Shares               $690          $933         $1,195        $1,943
--------------------------------------------------------------------------------
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Class B Shares               $202          $624         $1,073      $1,925(1)
--------------------------------------------------------------------------------
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Class C Shares               $195          $603         $1,036        $2,243
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Class N Shares               $158          $490          $846         $1,848
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Class Y Shares               $71           $223          $391          $890
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 In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.
 In the second example, the Class A expenses include the sales charge, but Class
 B, Class C and Class N expenses do not include contingent deferred sales charges. There is no sales charge on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses since
Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUNDS' PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio among different types of investments will vary over time based on the
Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below.
The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      In addition to quantitative research focusing on small cap stocks, the
Manager tries to reduce risk by carefully controlling the portfolio weight of any one security in the Fund. The Fund attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.
Small-Cap Stocks. The Fund invests mainly in a diversified portfolio of common stocks of small-cap companies to seek capital appreciation. Small-cap growth companies could include, for example, companies that are developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. They may provide new products or services that can enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies. Small-cap value companies meet valuation parameters (such as the P/E ratio) that may indicate that they are less expensive than other small-cap companies.

             What is a "small-cap"  issuer?  Small-cap  issuers are those issuers  having  a  market  capitalization  of  up to $3 billion.

      The Manager currently defines small-capitalization issuers as those issuers having a market capitalization of up to $3 billion. However, this definition of a "small-cap" issuer is subject to change.

      Small-Cap stocks may trade infrequently and investors may seek to trade
      Fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of the Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.
Investing in Unseasoned Companies. The Fund can invest in unseasoned companies.
      These are companies that have been in operation less than three years, including the operations of any predecessors. Because these companies have a limited operating history and may be more dependent on the efforts of individual managers, their securities may have limited liquidity and their prices may be very volatile. The Fund currently does not intend to invest more than 20% of its net assets in these securities.

      Newer growth companies typically retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time after the Fund buys their stock. However, the Fund does not have current income as a goal.
Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance).
      If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.
Investments By "Funds of Funds." Class Y shares of the Fund are offered as an investment to other Oppenheimer funds that act as "funds of funds." The
      Fund's Board of Trustees has approved making the Fund's shares available as an investment to those funds. Those funds of funds may invest significant portions of their assets in shares of the Fund, as described in their respective prospectuses. Those other funds, individually and/or collectively, may own significant amounts of the Fund's shares from time to time. Those funds of funds typically use asset allocation strategies under which they may increase or reduce the amount of their investment in the Fund frequently, which may occur on a daily basis under volatile market conditions. Depending on a number of factors, such as the flows of cash into and from the Fund as a result of the activity of other investors and the Fund's then-current liquidity, those purchases and redemptions of the Fund's shares by funds of funds could require the Fund to purchase or sell portfolio securities, increasing its transaction costs and possibly reducing its performance, if the size of those purchases and redemptions were significant relative to the size of the Fund. For a further discussion of the possible effects of frequent trading in the Fund's shares, please refer to "Are There Limitations On Exchanges?"

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional
Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.
Other Investments. The Fund's investments are not limited only to small-cap issuers. Under normal market conditions, up to 20% of the assets of the
      Fund can be invested in securities of mid and large capitalization companies, if the Manager believes they offer opportunities for growth.
Other Equity Securities. Equity securities include common stocks, as well as
      "equity equivalents" such as preferred stocks and securities convertible into common stock. Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and on assets if the issuer is liquidated or becomes bankrupt. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities.
Special Risks of Initial Public Offerings (IPOs). The Fund has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some
      IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
Risks of Foreign Investing. The Fund can buy securities of companies or governments in any country, developed or underdeveloped. While there is no limit on the amount of the Fund's assets that may be invested in foreign securities, the Manager does not currently plan to invest significant amounts of the Fund's assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks, such as the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

      If the Manager determines to invest a significant amount of the Fund assets in foreign securities, it might expose the fund to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of the New York Stock Exchange
      (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.
Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to
      15%. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The
      Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.
Derivative Investments. The Fund can invest in a number of different kinds of
      "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. The Fund does not expect to use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share price could fall. Certain derivative investments held by the Fund might be illiquid.
Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and securities indices. These are all referred to as "hedging instruments." Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market. There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover. If the
      Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.
Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic, or political conditions, the Fund can invest up to 100%
      of its assets in temporary investments that are inconsistent with the
      Fund's principal investment strategies. Generally they would be highly-rated commercial paper and money market instruments, U.S.
      government securities, and repurchase agreements. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.
Loans of Portfolio Securities. The Fund has entered into a Securities Lending
      Agreement with JP Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the
      Fund's Securities Lending Guidelines, adopted by the Fund's Board of
      Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets. Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. If the Fund is not able to recover the securities loaned, the
      Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed to be in sound financial condition and when, in the Manager's judgment, the income earned would justify the risks.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form
N-Q, which are filed with the Securities and Exchange Commission (the "SEC") no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $190 billion in assets as of September 30, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the
      Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the period ended June 30, 2005 was 0.63% of average annual net assets for each class of shares.

      A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended June 30, 2005.
Portfolio Managers. The Fund's portfolio is managed by Nikolaos D. Monoyios and Mark
      Zavanelli who are primarily responsible for the day-to-day management of the Fund's investments.

      Mr. Monoyios has been a portfolio manager of the Fund's portfolio since
      October 2003. Mr. Monoyios, CFA, has been a Senior Vice President of the
      Manager since October 2003 and was formerly Vice President of the Manager from April 1998 through September 2003. He is an officer of 11 portfolios in the OppenheimerFunds complex.

      Mr. Zavanelli, CFA, has been a portfolio manager of the Fund's portfolio since July 1999 and a Vice President of the Manager since November 2000.
      He is an officer of 3 portfolios in the OppenheimerFunds complex. Prior to joining the Manager in May 1998, Mr. Zavanelli was President of Waterside
      Capital Management, a registered investment advisor from August 1995 through April 1998.

      The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.
Pending Litigation. A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OppenheimerFunds
      Distributor, Inc. ("Distributor") and OppenheimerFunds Services ("Transfer
      Agent"), as well as 51 of the Oppenheimer funds (collectively the "funds")
      including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of certain of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of
      New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the
      Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the officers breached their fiduciary duties to Fund shareholders under the Investment Company Act and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor, may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.
Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
      Your dealer will place your order with the Distributor on your behalf. A broker or dealer may charge for that service.
Buying Shares Through the Distributor. Complete an OppenheimerFunds new account application and return it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If
      you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500.
      Before sending a wire, call the Distributor's Wire Department at
      1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
      pay for shares by electronic funds transfers from your bank account.
      Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds
      PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the
      Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the
Distributor receives the order. Net Asset Value. The Fund calculates the net asset value of each class of shares as of the
      close of the NYSE, on each day the NYSE is open for trading (referred to in this Prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the
      NYSE or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
      Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the
      Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets
      (for example, a foreign securities market closes early because of a natural disaster).

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the
      Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be
      "fair valued" to take those factors into account.
The   Offering Price. To receive the offering price for a particular day, the
      Distributor or its designated agent must receive your order by the time the NYSE closes that day. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the NYSE and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 p.m.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

--------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in
      "How Can You Buy Class A Shares?" below.
--------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can
      You Buy Class B Shares?" below.
--------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy
      Class C Shares?" below.
--------------------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.
The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.
How   Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.
   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the
      Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice
      (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $100,000 or more of Class B shares or $1 million or more of
      Class C shares from a single investor. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.
o     Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.
Are   There Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C and Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class
      B, Class C and Class N asset-based sales charge described below and in the
      Statement of Additional Information.
How   Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As a
                                           Charge As a
                            Charge As a Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.
Can   You Reduce Class A Sales Charges? You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's "Right of Accumulation" or a "Letter of
      Intent." The Fund reserves the right to modify or to cease offering these programs at any time.
o     Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any Class A, Class B or, Class C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of
      Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts (including IRAs and
      403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer). If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the
      Right of Accumulation. If you are buying shares through your financial intermediary you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

      To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary with a copy of all account statements showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The Distributor or intermediary through which you are buying shares will calculate the value of your eligible
      Oppenheimer fund shares, based on the current offering price, to determine which Class A sales charge rate you qualify for on your current purchase
o     Letters of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or
      Class C shares of the Fund or other Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and Class C shares will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a Letter. Your Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. You may also be able to apply the Right of Accumulation to these purchases.

      If you do not complete the Letter of Intent, the front-end sales charge you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares - Letters of Intent" in the Fund's Statement of
      Additional Information for more complete information.
Other Special Sales Charge Arrangements and Waivers. The Fund and the
      Distributor offer other opportunities to purchase shares without front-end or contingent deferred sales charges under the programs described below.
      The Fund reserves the right to amend or discontinue these programs at any time without prior notice.
o     Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund may be reinvested in shares of the
      Fund or any of the other Oppenheimer funds without a sales charge, at the net asset value per share in effect on the payable date. You must notify the Transfer Agent in writing to elect this option and must have an existing account in the fund selected for reinvestment.
o     Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other Oppenheimer funds at net asset value per share at the time of exchange, without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other Oppenheimer funds on the same basis. Please refer to "How to Exchange Shares" in this Prospectus and in the Statement of Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.
o     Reinvestment Privilege. Within six months of a redemption of certain Class A and
      Class B shares, the proceeds may be reinvested in Class A shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A or Class B shares that were subject to a contingent deferred sales charge when redeemed. The investor must ask the Transfer Agent for that privilege at the time of reinvestment and must identify the account from which the redemption was made.
o     Other Special Reductions and Waivers. The Fund and the Distributor offer additional arrangements to reduce or eliminate front-end sales charges or to waive contingent deferred sales charges for certain types of transactions and for certain classes of investors (primarily retirement plans that purchase shares in special programs through the Distributor). These are described in greater detail in Appendix B to the
      Statement of Additional Information, which may be ordered by calling 800.225.5677 or through the OppenheimerFunds website, at www.oppenheimerfunds.com (follow the hyperlinks: "Access Accounts and Services" - "Forms & Literature" - "Order
      Literature" - "Statements of Additional Information"). A description of these waivers and special sales charge arrangements is also available for viewing on the
      OppenheimerFunds website (follow the hyperlinks: "Research Funds" - "Fund Documents"
      - "View a description . . ."). To receive a waiver or special sales charge rate under these programs, the purchaser must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase, or notify the Transfer Agent at the time of redeeming shares for those waivers that apply to contingent deferred sales charges.
o     Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $5 million or more in plan assets. In that case the Distributor may pay from its own resources, at the time of sale, concessions in an amount equal to
      0.25% of the purchase price of Class A shares purchased within the first six months of account establishment by those retirement plans to dealers of record, subject to certain exceptions described in "Retirement Plans"
      in the Statement of Additional Information.

      There is also no initial sales charge on purchases of Class A shares of the Fund by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors, insurance companies or recordkeepers. No contingent deferred sales charge is charged upon the redemption of such shares.
Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or on purchases of Class A shares by certain retirement plans that satisfied certain requirements prior to
      March 1, 2001 ("grandfathered retirement accounts"). However, those Class
      A shares may be subject to a Class A contingent deferred sales charge, as described below. Retirement plans holding shares of Oppenheimer funds in an omnibus account(s) for the benefit of plan participants in the name of a fiduciary or financial intermediary (other than
      OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge.

      The Distributor pays dealers of record concessions in an amount equal to
      1.0% of purchases of $1 million or more other than purchases by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25%
      of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption
      (excluding shares purchased by reinvestment of dividends or capital gain distributions); or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.
The Class B contingent deferred sales charge is paid to compensate the
Distributor for its expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year (As % of
                                        Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any
      Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where
Class N shares are available for purchase.

      Class N shares are sold at net asset value without an initial sales charge. A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and
      Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within
      18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section
529 plans, among others. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers'
accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares.
Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to
      Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the
      0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. The Distributor retains the first year's service fee paid by the Fund. After the shares have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers periodically.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
      has adopted Distribution and Service Plans for Class B, Class C and Class
      N shares to pay the Distributor for its services and costs in distributing
      Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
      0.75% on Class B and Class C shares and 0.25% on Class N shares. The
      Distributor also receives a service fee of 0.25% per year under the Class
      B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the
      Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional
      Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor normally retains the asset-based sales charge on Class C shares during the first year after the purchase of Class C shares. See the Statement of Additional
      Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. See the Statement of
      Additional Information for exceptions.

      For certain group retirement plans held in omnibus accounts, the
      Distributor will pay the full Class C or Class N asset-based sales charge and the service fee to the dealer beginning in the first year after the purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase.
      New group omnibus plans may not purchase Class B shares.

      For Class C shares purchased through the OppenheimerFunds Recordkeeper Pro program, the Distributor will pay the Class C asset-based sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase.
      The Distributor will use the service fee it receives from the Fund on those shares to reimburse FASCorp for providing personal services to the
      Class C accounts holding those shares.

      In addition, the Manager and the Distributor may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Manager receives from the Fund. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer
      Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer
Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677. Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling
      1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the
      PhoneLink number and the Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the
Statement of Additional Information for details.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals. Please call the Distributor for
      OppenheimerFunds retirement plan documents, which
include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.
Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o You wish to redeem more than $100,000 and receive a check. o The redemption check is not payable to all shareholders listed on the account statement.
   o The redemption check is not sent to the address of record on your account statement, o Shares are being transferred to a Fund account with a different owner or name. o Shares are being redeemed by someone (such as an Executor)
   other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.
Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.
Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by
      Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes: o
   Your name, o The Fund's name, o Your Fund account number (from your account statement), o The dollar amount or number of shares to be redeemed, o Any special payment instructions, o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and o Any special documents requested by the Transfer Agent to assure proper authorization
      of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00
p.m., but may be earlier on some days. You may not redeem shares held in an
OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement.
      This service is not available within 30 days of changing the address on an account.
Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.
Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix B to the Statement of
Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of your account  value  represented  by an increase in net asset value over the initial purchase price,
o     shares purchased by the reinvestment of dividends or capital gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix B to the Statement of Additional Information.

      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions, 2. shares held for the holding period that applies to the class, and 3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another
Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectus of the selected fund must offer the exchange privilege. o
   When you establish an account, you must hold the shares you buy for at least seven
      days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o You must meet the minimum purchase requirements for the selected fund. o
   Generally, exchanges may be made only between identically registered accounts, unless
      all account owners send written exchange instructions with a signature guarantee. o Before exchanging into a fund, you must obtain its prospectus and should read it
      carefully.

      For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. An exchange may result in a capital gain or loss.

   You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of Additional Information or you can obtain a list by calling a service representative at 1.800.225.5677. The funds available for exchange can change from time to time.

   A contingent deferred sales charge (CDSC) is not charged when you exchange shares of the Fund for shares of another Oppenheimer fund. However, if you exchange your shares during the applicable CDSC holding period, the holding period will carry over to the fund shares that you acquire. Similarly, if you acquire shares of the Fund in exchange for shares of another Oppenheimer fund that are subject to a CDSC holding period, that holding period will carry over to the acquired shares of the Fund. In either of these situations, a CDSC may be imposed if the acquired shares are redeemed before the end of the CDSC holding period that applied to the exchanged shares.

   There are a number of other special conditions and limitations that apply to certain types of exchanges. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional
Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.
Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.
Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the
      OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address. Shares for which share certificates have been issued may not be exchanged by telephone or the internet.
Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The
      OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.

      Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.
o     Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account)
      receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days, in order to receive that day's net asset value on the exchanged shares. Exchange requests received after the close of the NYSE will receive the next net asset value calculated after the request is received. However, the Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is being made or the fund into which the exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received. In the event that such a delay in the reinvestment of proceeds occurs, the Transfer
      Agent will notify you or your financial representative.
o     Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the
      Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.
o     Exchanges of Client Accounts by Financial Advisers. The Fund and the Transfer Agent
      permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policies stated in this Prospectus and to comply with additional, more stringent restrictions. Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the
      Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.
o     Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this Prospectus.
      Further details are provided under "How to Sell Shares."
o     Right to Refuse Exchange and Purchase Orders. The Distributor and/or the
      Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.
o     Right to Terminate or Suspend Account Privileges. The Transfer Agent may
      send a written warning to direct shareholders that the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

o    Omnibus  Accounts.  If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan,  that  holds  your  shares in an  account  under its name
     (these are sometimes  referred to as "omnibus" or "street name"  accounts), that financial  intermediary may impose its own restrictions or limitations to discourage  short-term  or excessive  trading.  You should  consult your financial  intermediary  to find out what trading  restrictions,  including limitations on exchanges, they may apply.

      While the Fund, the Distributor, the Manager and the Transfer Agent
      encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name" accounts of a financial intermediary. Therefore the Transfer Agent might not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

      However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.
Additional Policies and Procedures. The Fund's Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:
o     30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance
      ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder" is one whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.
o     Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
o     Dividend Reinvestments/B Share Conversions. Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
o     Asset Allocation. Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand"
      exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer "funds-of-funds"
      that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.
o     Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the
      Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information. A
$12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less
      than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information
      to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.
The   offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The   Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in
      NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The   redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The   Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as
      10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the
      Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the
      Fund's portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash.
Federal regulations may require the Fund to obtain your name, your date of birth
      (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification
      Number or other government issued identification when you open an account.
      Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The
      Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the
      Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or
      Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To    avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer
      Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis and pay them annually.
Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

      The Fund intends to qualify each year as a "regulated investment company"
under the Internal Revenue Code, but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.
Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP the
Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional
Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED JUNE 30,                           2005            2004         2003        2002        2001
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    19.52     $     14.78    $   15.12   $   15.02   $   14.77
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.04) 1         (.10)        (.08)       (.08)       (.08)
Net realized and unrealized gain (loss)                2.65            4.84         (.26)        .19        1.12
                                                 -----------------------------------------------------------------
Total from investment operations                       2.61            4.74         (.34)        .11        1.04
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                  (1.96)             --           --        (.01)       (.79)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    20.17     $     19.52    $   14.78   $   15.12   $   15.02
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    13.82%          32.07%       (2.25)%      0.71%       7.66%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $1,557,307     $ 1,177,389    $ 584,052   $ 512,337   $ 294,780
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $1,325,846     $   904,397    $ 490,057   $ 386,221   $ 205,916
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.20)%         (0.42)%      (0.59)%     (0.50)%     (0.60)%
Total expenses                                         1.19%           1.17%        1.39%       1.37%       1.28%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 4,5         N/A 4,5     1.36%        N/A 4       N/A 4
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 132%            127%         117%        134%        181%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

CLASS B  YEAR ENDED JUNE 30,                           2005            2004         2003        2002        2001
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   18.79     $     14.35    $   14.79   $   14.80   $   14.68
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.18) 1         (.20)        (.14)       (.12)       (.14)
Net realized and unrealized gain (loss)                2.54            4.64         (.30)        .12        1.05
                                                  ----------------------------------------------------------------
Total from investment operations                       2.36            4.44         (.44)         --         .91
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                  (1.96)             --           --        (.01)       (.79)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   19.19     $     18.79    $   14.35   $   14.79   $   14.80
                                                  ================================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    12.98%          30.94%       (2.98)%     (0.02)%      6.79%

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 510,183     $   482,028    $ 330,174   $ 285,102   $ 177,479
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 490,050     $   432,160    $ 268,057   $ 218,939   $ 128,350
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.98)%         (1.26)%      (1.34)%     (1.25)%     (1.36)%
Total expenses                                         1.97%           2.01%        2.21%       2.12%       2.05%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 4           N/A 4,5     2.11%        N/A 4       N/A 4
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 132%            127%         117%        134%        181%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------

CLASS C  YEAR ENDED JUNE 30,                            2005               2004               2003             2002          2001
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     18.82       $      14.36       $      14.79     $      14.81     $   14.68
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.17) 1            (.17)              (.13)            (.10)         (.13)
Net realized and unrealized gain (loss)                 2.55               4.63               (.30)             .09          1.05
                                                 -----------------------------------------------------------------------------------
Total from investment operations                        2.38               4.46               (.43)            (.01)          .92
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                   (1.96)                --                 --             (.01)         (.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $     19.24       $      18.82       $      14.36     $      14.79     $   14.81
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     13.07%             31.06%             (2.91)%          (0.09)%        6.86%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   473,099       $    402,056       $    238,717     $    186,108     $  89,814
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   433,888       $    340,201       $    186,380     $    127,393     $  60,762
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                    (0.91)%            (1.17)%            (1.30)%          (1.23)%       (1.36)%
Total expenses                                          1.90% 4,5          1.91% 4,5          2.07% 4          2.12% 4       2.05% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  132%               127%               117%             134%          181%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

CLASS N  YEAR ENDED JUNE 30,                             2005               2004               2003             2002          2001 1
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     19.33       $      14.69       $      15.05     $      15.00     $   13.53
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.10) 2            (.14)              (.11)            (.12)         (.02)
Net realized and unrealized gain (loss)                  2.63               4.78               (.25)             .18          1.49
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         2.53               4.64               (.36)             .06          1.47
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    (1.96)                --                 --             (.01)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     19.90       $      19.33       $      14.69     $      15.05     $   15.00
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      13.53%             31.59%             (2.39)%           0.38%        10.87%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   129,631       $     84,678       $     41,474     $     14,557     $     995
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   105,497       $     65,107       $     24,417     $      5,924     $     445
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                     (0.50)%            (0.77)%            (0.83)%          (0.66)%       (0.76)%
Total expenses                                           1.54%              1.61%              1.64%            1.65%         1.59%
Expenses after payments and waivers
and reduction to custodian expenses                      1.50%              1.52%              1.60%             N/A 5         N/A 5
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   132%               127%               117%             134%          181%

1. For the period from March 1, 2001 (commencement of operations) to June 30,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------

CLASS Y  YEAR ENDED JUNE 30,                             2005               2004               2003             2002          2001
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     19.94       $      15.03       $      15.27     $      15.11     $   14.82
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .08 1             (.03)              (.07)            (.10)         (.05)
Net realized and unrealized gain (loss)                  2.70               4.94               (.17)             .27          1.13
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         2.78               4.91               (.24)             .17          1.08
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    (1.96)                --                 --             (.01)         (.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     20.76       $      19.94       $      15.03     $      15.27     $   15.11
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      14.41%             32.67%             (1.57)%           1.11%         7.90%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   229,463       $     14,714       $      7,637     $      1,619     $       2
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    84,470       $     11,428       $      3,460     $        813     $       2
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             0.39%              0.06%              0.00%            0.01%        (0.23)%
Total expenses                                           0.69%              0.70%              0.79%            0.97%         0.89%
Expenses after payments and waivers
and reduction to custodian expenses                       N/A 4              N/A 4              N/A 4           0.93%          N/A 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   132%               127%               117%             134%          181%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Main Street Small Cap Fund(R)
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at
www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. No one has
been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus.
This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-09333              The Fund's shares are distributed by:
PR0847.001.1005                           [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                                 APPENDIX TO PROSPECTUS OF
                          OPPENHEIMER MAIN STREET SMALL CAP FUND(R)

      Graphic material included in the Prospectus of Oppenheimer Main Street
Small Cap Fund(R) (the "Fund") under the heading: "Annual Total Returns (Class
A) (as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each calendar year, for the past five fiscal years, without deducting sales charges or taxes. Set forth below are the relevant data point that will appear on the bar chart:

--------------------------------------------------------------------------------
               Year Ended                         Annual Total Return
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 10.15%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 12.93%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                -15.98%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 46.49%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 19.18%
--------------------------------------------------------------------------------

Oppenheimer Main Street Small Cap Fund(R)

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated October 28, 2005

This Statement of Additional Information is not a prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 28, 2005. It should be read together with the
Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund
Additional Information about the Fund's Investment Policies and Risks..    2

About Your Account

Financial Information About the Fund

Appendix B: OppenheimerFunds Special Sales Charge Arrangements and Waivers

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds,
Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

|X| Investments in Small-Cap Equity Securities. The Fund focuses its investments in equity securities of small market capitalization ("small cap") growth and/or undervalued U.S. companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The
Fund's investments primarily include stocks of companies having a market capitalization of up to $3 billion.

      The Fund can also hold a portion of its assets in securities of issuers having a larger market capitalization. Although under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities having small market capitalization, at times, in the Manager's view, the market may favor or disfavor securities of issuers of a particular capitalization range.

      Current income is not a criterion used to select portfolio securities.
However, certain debt securities may be selected for the Fund's portfolio for defensive purposes (including debt securities that the Manager believes may offer some opportunities for capital appreciation when stocks are disfavored).
Other debt securities may be selected because they are convertible into common stock, as discussed below in "Convertible Securities."

o Over-the-Counter Securities. Securities of small-cap issuers may be traded on securities exchanges or in the over-the-counter market. The over-the-counter markets, both in the U.S. and abroad, may have less liquidity than securities exchanges. That can affect the price the Fund is able to obtain when it wants to sell a security.

      Small-cap companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, these securities also involve greater risks than securities of larger companies.
Securities of small-cap issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that the Fund has investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more. As noted
below, the Fund limits its investments in unseasoned small cap issuers.

o Convertible Securities. While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible debt securities than in the case of non-convertible fixed debt income securities. To determine whether convertible securities should be regarded as "equity equivalents," the
Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be
               exchanged for a fixed number of shares of common stock of the issuer,
(2)            whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
               (considering the effect of conversion of the convertible
               securities), and
(3)            the extent to which the convertible security may be a defensive
               "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      The Fund has no limitations on the ratings of the convertible debt securities that it can buy. They can include securities that are investment grade or below investment grade. Securities that are below investment grade
(whether they are rated by a nationally-recognized rating organization or are unrated securities that the Manager deems to be below investment grade) have greater risks of default than investment grade securities. Additionally, debt securities are subject to interest rate risk. Their values tend to fall when interest rates rise. The Fund does not anticipate that it will invest a substantial amount of its assets in these types of securities.

o Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants or rights. That 5% limit does not apply to warrants and rights the Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities.
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

o Preferred Stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

|X| Foreign Securities. Although the Fund intends to focus its investments in
U.S. securities, it can purchase equity securities issued or guaranteed by foreign companies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States.
They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository
Receipts or that are listed on a U.S. securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to
               domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
               U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or
               adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia,
New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

|X| Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC ss.954.

      Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the
Fund's minimum percentage requirements or limitations of investing in foreign securities.

|X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the
Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund can have a portfolio turnover rate of
100% or more. Portfolio turnover rates for the fiscal year ended June 30, 2001 reflect a period effected by extreme economic and market factors. By comparison, portfolio turnover rates for the fiscal year ended June 30, 2003 reflect a period of increased economic and market stability.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund from time to time can employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

|X| Investing in Unseasoned Companies. The Fund can invest in securities of unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They might have a limited trading market, which could adversely affect the Fund's ability to dispose of them and could reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by an unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.
The Fund currently does not intend to invest more than 20% of its net assets in those securities.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase agreements having a maturity beyond seven days are subject to the
Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days (the Board may increase that limit to 15%). There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.
However, if the vendor fails to pay the resale price on the delivery date, the
Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

|X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The
Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the
Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

      |X| Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees.

      The Fund may lend its portfolio securities pursuant to the Securities
Lending Agreement (the "Securities Lending Agreement") with JP Morgan Chase, subject to the restrictions stated in the Prospectus. The Fund will lend such portfolio securities to attempt to increase their income. Under the Securities
Lending Agreement and applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter of credit and the issuing bank must be satisfactory to JP Morgan Chase and the Fund. The Fund will receive, pursuant to the Securities Lending Agreement, 80% of all annual net income (i.e., net of rebates to the Borrower) from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested in defaults. The Securities Lending Agreement may be terminated by either JP
Morgan Chase or the Fund on 30 days' written notice. The terms of the Fund's loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue
Code and must permit the Fund to reacquire loaned securities on five days'
notice or in time to vote on any important matter.

|X| Borrowing. The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      Notwithstanding interfund borrowing described below, currently, under the
Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing, except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. As a matter of fundamental policy, the Fund is authorized to borrow up to 33 1/3% of its total assets. During periods of substantial borrowings, the value of the Fund's assets would be reduced due to the added expense of interest on borrowed monies. The Fund is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the Investment Company Act (i.e., presently 50% of net assets). Any such borrowing will be made only pursuant to the requirements of the Investment Company Act and will be made only to the extent that the value of each Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

      If the value of a Fund's assets, so computed, should fail to meet the 300%
asset coverage requirement, the Fund is required, within three days thereafter
(not including Sundays and holidays) to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. If it does borrow, its expenses will be greater, other things being equal, than comparable funds that do not borrow. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case.

|X| Derivatives. The Fund can invest in a variety of derivative investments to seek income for liquidity needs or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this
Statement of Additional Information. However, the Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree.

      Some of the derivative investments the Fund can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

|X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:
o     sell futures contracts,
o     buy puts on futures or on securities, or
o           write covered calls on securities or futures. Covered calls can also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund might use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund. The Fund cannot purchase securities on margin. However, the Fund can make margin deposits in connection with any of the hedging instruments permitted by any of its other policies.

o Futures. The Fund can buy and sell futures contracts that relate to (1)
broadly-based stock indices (these are called "stock index futures"), (2) other broadly-based securities indices (these are referred to as "financial futures"),
(3) foreign currencies (these are referred to as "forward contracts") and (4) an individual stock ("single stock futures").

      A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction.
Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o Put and Call Options. The Fund can buy and sell certain kinds of put options
("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o Writing Covered Call Options. The Fund can write (that is, sell) calls. If the
Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the
Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call, it receives cash (a premium). In writing calls on a security, the Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the
Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it also receives a premium. If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets on its books. The Fund will identify additional liquid assets on its books to cover the call if the value of the identified assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be identified on the Fund's books to cover such put options.

      If the Fund writes a put, the put must be covered by segregated liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the
Fund, are taxable as ordinary income.

o Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index.
To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o Forward Contracts. Forward contracts are foreign currency exchange contracts.
They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S.
dollar and a foreign currency. The Fund may also use "cross-hedging" where the
Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.
Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the
U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.

      Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the
Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.
Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading
Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act
("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

o Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or losses relating to Section
1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that
         occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)      gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can buy:
o     high-quality (rated in the top rating categories of
            nationally-recognized rating organizations or deemed by the
            Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,
o           commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the top rating category of a nationally recognized rating organization,
o           debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by
            Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
o     preferred stocks,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Other Investment Restrictions

|X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the
Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         o  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         o  more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies?

The following investment restrictions are fundamental policies of the Fund.

o The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o The Fund cannot make loans except (a) through lending of securities, (b)
through the purchase of debt securities or similar evidences of indebtedness,
(c) through an interfund-lending program with other affiliated funds, and (d)
through repurchase agreements.

o The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowing at all times in the manner set forth in the Investment Company Act of 1940.

o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the
U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.

o The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of companies holding real estate or interests in real estate.

o The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies.
It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

|X|   Does the Fund Have Other Restrictions that are Not Fundamental
Policies?

      The Fund has an additional restriction on its investment policies that is not fundamental, which means that it can be changed by the Board of Trustees, without obtaining shareholder approval.

o The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F)
or (G) of Section 12(d)(1) of the Investment Company Act of 1940.

o With respect to the Fund's non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings used for investment purposes) in equity securities of "small-cap" issuers, the
Fund will provide shareholders at least 60 days' prior notice of any change in such policy as required by the Investment Company Act.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an on-going basis, it applies only at the time the Fund makes an investment (except in cases of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in
Appendix B to this Statement of Additional Information. That is not a fundamental policy.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, OppenheimerFunds
Distributor, Inc. ("Distributor") and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that
(a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the
Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of
Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the OppenheimerFunds' website at
www.oppenheimerfunds.com in the "Fund Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing
Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the
Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the
Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

      The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"
or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

      Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than
30-days after the relevant month-end, subject to the procedures below. If the
Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:
o           The third-party recipient must first submit a request for release of
            Fund portfolio holdings, explaining the business reason for the request;
o           Senior officers (a Senior Vice President or above) in the Manager's
            Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o           The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

      The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2)
is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer
Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information: o Employees of the
Fund's Manager, Distributor and Transfer Agent who
            need to have access to such information (as determined by senior officers of such entity),
o     The Fund's certified public accountants and independent registered public accounting firm,
o Members of the Fund's Board and the Board's legal counsel, o The Fund's custodian bank, o A proxy voting service designated by the Fund and its Board, o
Rating/ranking organizations (such as Lipper and Morningstar), o Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o           Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

      Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity.
Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's
Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes: o Brokers and dealers in connection with portfolio transactions
            (purchases and sales)
o           Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
o           Dealers to obtain price quotations where the fund is not identified as the owner.

      Portfolio holdings information (which may include information on the
Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager,
Distributor, or Transfer Agent, in the following circumstances: o Response to legal process in litigation matters, such as responses to
            subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o           Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o           Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

      Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the
Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief Compliance Officer of the Fund and the Manager, Distributor, and
Transfer Agent (the "CCO") shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:
A.G. Edwards & Sons Fixed Income Securities Natexis Bleichroeder ABG Securities
Fortis Securities Ned Davis Research
                                                         Group
ABN AMRO                       Fox-Pitt, Kelton          Nomura Securities
Advest                         Friedman, Billing, Ramsey Pacific Crest
AG Edwards                     Fulcrum Global Partners   Pacific Crest
                                                         Securities
American Technology Research   Garp Research             Pacific Growth
                                                         Equities
Auerbach Grayson               George K Baum & Co.       Petrie Parkman
Banc of America Securities     Goldman                   Pictet
Barclays                       Goldman Sachs             Piper Jaffray Inc.
Baseline                       HSBC                      Plexus
Bear Stearns                   HSBC Securities Inc       Prager Sealy & Co.
Belle Haven                    ING Barings               Prudential Securities
Bloomberg                      ISI Group                 Ramirez & Co.
BNP Paribas                    Janney Montgomery         Raymond James
BS Financial Services          Jefferies                 RBC Capital Markets
Buckingham Research Group      Jeffries & Co.            RBC Dain Rauscher
Caris & Co.                    JP Morgan                 Research Direct
CIBC World Markets             JP Morgan Securities      Robert W. Baird
Citigroup                      JPP Eurosecurities        Roosevelt & Cross
Citigroup Global Markets       Keefe, Bruyette & Woods   Russell Mellon
Collins Stewart                Keijser Securities        Ryan Beck & Co.
Craig-Hallum Capital Group LLC Kempen & Co. USA Inc.     Sanford C. Bernstein
Credit Agricole Cheuvreux      Kepler Equities/Julius    Scotia Capital Markets
N.A. Inc.                      Baer Sec
Credit Suisse First Boston     KeyBanc Capital Markets   SG Cowen & Co.
Daiwa Securities               Leerink Swan              SG Cowen Securities
Davy                           Legg Mason                Soleil Securities
                                                         Group
Deutsche Bank                  Lehman                    Standard & Poors
Deutsche Bank Securities       Lehman Brothers           Stone & Youngberg
Dresdner Kleinwort Wasserstein Lipper                    SWS Group
Emmet & Co                     Loop Capital Markets      Taylor Rafferty
Empirical Research             MainFirst Bank AG         Think Equity Partners
Enskilda Securities            Makinson Cowell US Ltd    Thomas Weisel Partners
Essex Capital Markets          Maxcor Financial          UBS
Exane BNP Paribas              Merrill                   Wachovia
Factset                        Merrill Lynch             Wachovia Corp
Fidelity Capital Markets       Midwest Research          Wachovia Securities
Fimat USA Inc.                 Mizuho Securities         Wescott Financial
First Albany                   Morgan Stanley            William Blair
First Albany Corporation       Morningstar               Yieldbook

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in May 1999.

|X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Only certain institutional investors may purchase Class Y shares. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one
         class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

|X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a
 Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Review Committee and a
Governance Committee. The Audit Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent
Trustees"). The members of the Audit Committee are Edward L. Cameron (Chairman),
George C. Bowen, Robert J. Malone and F. William Marshall, Jr. The Audit
Committee held 7 meetings during the Fund's fiscal year ended June 30, 2005. The
Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i)
reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent
Trustees; (v) reviewing the independence of the Fund's independent Auditors; and
(vi) pre-approving the provision of any non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the
Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the
Manager.

      The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis,
Sam Freedman and Beverly L. Hamilton. The Review Committee held 6 meetings during the Fund's fiscal year ended June 30, 2005. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the Fund's investment performance as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law.

      The Governance Committee is comprised solely of Independent Trustees. The members of the Governance Committee are, Robert J. Malone (Chairman), William
Armstrong, Beverly L. Hamilton and F. William Marshall, Jr. The Governance
Committee held 5 meetings during the Fund's fiscal year ended June 30, 2005. The
Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund's governance guidelines, the adequacy of the Fund's Codes of
Ethics and the nomination of Trustees, including Independent Trustees. The
Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance
Committee's consideration by mailing such information to the Governance
Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance
Committee, however, reserves sole discretion to determine which candidates for
Trustees and Independent Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by
Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees.
The full Board elects new Trustees except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption
"contact us" or by mail to the Fund at the address above. The Governance
Committee will consider if a different process should be recommended to the
Board.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an "Independent Trustee". All of the Trustees are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as
"Board II Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust II
                                           Oppenheimer   Principal   Protected
Oppenheimer Capital Income Fund            Trust III
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Equity Fund, Inc.              Fund
Oppenheimer High Yield Fund                Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Gillespie, Monoyios, Murphy, Petersen, Vandehey, Vottiero, Wixted,
Zack and Zavenelli Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board II Funds. As of September 30,
2005 the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Trustees (nor any of their immediate family members) own securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

|X| Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds
("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During the      Dollar      Aggregate
                                                                          Dollar
                                                                         Range of
                                                                          Shares
                                                             Range of    Beneficially
Position(s) Held     Past 5 Years; Other                     Shares      Owned in
with Fund,           Trusteeships/Directorships Held;        BeneficiallyAll
Length of Service,   Number of Portfolios in the Fund        Owned in    Supervised
Age                  Complex Currently Overseen              the Fund    Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.           Chairman of the following private       $0          Over
Armstrong,           mortgage banking companies: Cherry                  $100,000
Chairman of the      Creek Mortgage Company (since 1991),
Board of Trustee     Centennial State Mortgage Company
since 2003, Trustee  (since 1994), and The El Paso Mortgage
since 1999           Company (since 1993); Chairman of the
Age: 68              following private companies:
                       Ambassador Media Corporation (since
                       1984) and Broadway Ventures (since
                     1984); Director of the following:
                      Helmerich & Payne, Inc. (oil and gas
                       drilling/production company) (since
                        1992), Campus Crusade for Christ
                      (since 1991) and The Lynde and Harry
                      Bradley Foundation, Inc. (non-profit
                     organization) (since 2002); former
                      Chairman of the following: Transland
                     Financial Services, Inc. (private mortgage banking company)
                     (1997-2003), Great Frontier Insurance (insurance agency)
                     (1995-2000), Frontier Real Estate, Inc. (residential real
                     estate brokerage) (1994-2000) and Frontier Title (title
                     insurance agency) (1995-2000); former Director of the
                     following: UNUMProvident (insurance company) (1991-2004),
                     Storage Technology Corporation (computer equipment company)
                     (1991-2003) and International Family Entertainment
                     (television channel) (1992-1997); U.S. Senator (January
                     1979-January 1991). Oversees 38 portfolios in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,      Director and President of A.G. Edwards  Over        Over
Trustee since 1999   Capital, Inc. (General Partner of       $100,000    $100,000
Age: 74              private equity funds) (until February
                      2001); Chairman, President and Chief
                        Executive Officer of A.G. Edwards
                        Capital, Inc. (until March 2000);
                     Director of A.G. Edwards & Sons, Inc.
                     (brokerage company) (until 2000) and
                     A.G. Edwards Trust Company (investment
                     adviser) (until 2000); Vice Chairman
                     and Director of A.G. Edwards, Inc.
                     (until March 1999); Vice Chairman of
                     A.G. Edwards & Sons, Inc. (until March
                     1999); Chairman of A.G. Edwards Trust
                     Company (until March 1999) and A.G.E.
                     Asset Management (investment adviser)
                     (until March 1999). Oversees 38
                     portfolios in the OppenheimerFunds
                     complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,     Assistant Secretary and Director of     Over        Over
Trustee since 1999   Centennial Asset Management             $100,000    $100,000
Age: 69              Corporation (December 1991-April
                         1999); President, Treasurer and
                         Director of Centennial Capital
                       Corporation (June 1989-April 1999);
                      Chief Executive Officer and Director
                      of MultiSource Services, Inc. (March
                     1996-April 1999); Mr. Bowen held several positions with the
                     Manager and with subsidiary or affiliated companies of the
                     Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,   Member of The Life Guard of Mount       $10,001 -   Over
Trustee since 1999   Vernon (George Washington historical    $50,000     $100,000
Age: 67              site) (since June 2000); Director of
                       Genetic ID, Inc. (biotech company)
                     (March 2001-May 2002); Partner at PricewaterhouseCoopers
                     LLP (accounting firm) (July 1974-June 1999); Chairman of
                     Price Waterhouse LLP Global Investment Management Industry
                     Services Group (July 1994-June 1998). Oversees 38
                     portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,       Director of UNUMProvident (insurance    $0          Over
Trustee since 1999   company) (since June 2002); Director                $100,000
Age: 63              of Northwestern Energy Corp. (public
                     utility corporation) (since November
                     2004); Director of P.R.
                     Pharmaceuticals (October 1999-October
                     2003); Director of Rocky Mountain Elk
                     Foundation (non-profit organization)
                     (February 1998-February 2003);
                     Chairman and Director (until October
                     1996) and President and Chief
                     Executive Officer (until October 1995)
                     of the Manager; President, Chief
                     Executive Officer and Director of the
                     following: Oppenheimer Acquisition
                     Corp. ("OAC") (parent holding company
                     of the Manager), Shareholders
                     Services, Inc. and Shareholder
                     Financial Services, Inc. (until
                     October 1995). Oversees 38 portfolios
                     in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,        Director of Colorado Uplift             Over        Over
Trustee since 1999   (charitable organization) (since        $100,000    $100,000
Age: 64              September 1984). Mr. Freedman held
                     several positions with the Manager and with subsidiary or
                     affiliated companies of the Manager (until October 1994).
                     Oversees 38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L. Hamilton, Trustee of Monterey Institute for       $0          Over
Trustee since 2002   International Studies (educational                  $100,000
Age: 58              organization) (since February 2000);
                      Director of The California Endowment
                     (philanthropic organization) (since
                       April 2002); Director of Community
                      Hospital of Monterey Peninsula (since
                      February 2002); Director of American
                      Funds' Emerging Markets Growth Fund,
                        Inc. (mutual fund) (since October
                     1991); President of ARCO Investment Management Company
                     (February 1991-April 2000); Member of the investment
                     committees of The Rockefeller Foundation and The University of Michigan; Advisor at Credit Suisse First Boston's Sprout
                     venture capital unit (venture capital fund) (1994-January
                     2005); Trustee of MassMutual Institutional Funds
                     (investment company) (1996-June 2004); Trustee of MML
                     Series Investment Fund (investment company) (April
                     1989-June 2004); Member of the investment committee of
                     Hartford Hospital (2000-2003); and Advisor to Unilever
                     (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,    Director of Jones International         $50,001 -   Over
Trustee since 2002   University (educational organization)   $100,000    $100,000
Age: 61              (since August 2005); Chairman, Chief
                        Executive Officer and Director of
                     Steele Street State Bank (commercial
                     banking) (since August 2003); Director
                     of Colorado UpLIFT (charitable
                     organization) (since 1986); Trustee of
                     the Gallagher Family Foundation
                     (non-profit organization) (since
                     2000); Former Chairman of U.S.
                     Bank-Colorado (subsidiary of U.S.
                     Bancorp and formerly Colorado National
                     Bank) (July 1996-April 1999); Director
                     of Commercial Assets, Inc. (real
                     estate investment trust) (1993-2000);
                     Director of Jones Knowledge, Inc.
                     (2001-July 2004); and Director of U.S.
                     Exploration, Inc. (oil and gas
                     exploration) (1997-February 2004).
                     Oversees 38 portfolios in the
                     OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William           Trustee of MassMutual Select Funds      $0          Over
Marshall, Jr.,       (formerly MassMutual Institutional                  $100,000
Trustee since 2000   Funds) (investment company) (since
Age: 63              1996) and MML Series Investment Fund
                     (investment company) (since 1996), the Springfield Library and Museum Association (museums) (since 1995) and the
                     Community Music School of Springfield (music school) (since
                     1996); Chairman and Trustee (since 2003) and Chairman of
                     the Investment Committee (since 1994) of the Worcester
                     Polytech Institute (private university); President and
                     Treasurer of the SIS Funds (private charitable fund) (since
                     January 1999); Chairman of SIS & Family Bank, F.S.B.
                     (formerly SIS Bank) (commercial bank) (January 1999-July
                     1999); Member of the Investment Committee of the Community
                     Foundation of Western Massachusetts (1998-2003); and
                     Executive Vice President of Peoples Heritage Financial
                     Group, Inc. (commercial bank) (January 1999-July 1999).
                     Oversees 40 portfolios in the OppenheimerFunds complex.*
-------------------------------------------------------------------------------------
*  Includes two open-end investment companies: MassMutual Select Funds and MML
   Series Investment Fund. In accordance with the instructions for Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series
   Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

      The address of Mr. Murphy is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves for as a
Trustee for an indefinite term and as an officer for an annual term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested
Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Trustee of the Fund and the other Board II Funds (defined below) for which he is a director or trustee.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During the      Dollar      Aggregate
                                                                          Dollar
                                                                         Range of
                                                                          Shares
                                                             Range of    Beneficially
Position(s) Held     Past 5 Years; Other                     Shares      Owned in
with Fund,           Trusteeships/Directorships Held;        BeneficiallyAll
Length of Service,   Number of Portfolios in the Fund        Owned in    Supervised
Age                  Complex Currently Overseen              the Fund    Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman, Chief Executive Officer and   $10,001 -   Over
President and        Director (since June 2001) and          $50,000     $100,000
Trustee since 2001   President (since September 2000) of
Age: 56              the Manager; President and director or
                       trustee of other Oppenheimer funds;
                     President and Director of OAC and of Oppenheimer
                     Partnership Holdings, Inc. (holding company subsidiary of
                     the Manager) (since July 2001); Director of
                     OppenheimerFunds Distributor, Inc. (subsidiary of the
                     Manager) (since November 2001); Chairman and Director of
                     Shareholder Services, Inc. and of Shareholder Financial
                     Services, Inc. (transfer agent subsidiaries of the Manager)
                     (since July 2001); President and Director of
                     OppenheimerFunds Legacy Program (charitable trust program
                     established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
                     Manager: OFI Institutional Asset Management, Inc.,
                     Centennial Asset Management Corporation, Trinity Investment
                     Management Corporation and Tremont Capital Management, Inc.
                     (since November 2001), HarbourView Asset Management
                     Corporation and OFI Private Investments, Inc. (since July
                     2001); President (since November 2001) and Director (since
                     July 2001) of Oppenheimer Real Asset Management, Inc.;
                     Executive Vice President of Massachusetts Mutual Life
                     Insurance Company (OAC's parent company) (since February
                     1997); Director of DLB Acquisition Corporation (holding
                     company parent of Babson Capital Management LLC) (since
                     June 1995); Member of the Investment Company Institute's
                     Board of Governors (since October 3, 2003); Chief Operating
                     Officer of the Manager (September 2000-June 2001);
                     President and Trustee of MML Series Investment Fund and
                     MassMutual Select Funds (open-end investment companies)
                     (November 1999-November 2001); Director of C.M. Life
                     Insurance Company (September 1999-August 2000); President,
                     Chief Executive Officer and Director of MML Bay State Life
                     Insurance Company (September 1999-August 2000); Director of
                     Emerald Isle Bancorp and Hibernia Savings Bank
                     (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                     1989-June 1998). Oversees 77 portfolios as an officer and
                     director or trustee and 10 additional portfolios as an
                     officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The addresses of the Officers in the chart below are as follows: for
Messrs. Gillespie, Monoyios, Zack and Zavenelli and Ms. Bloomberg, Two World
Financial Center, 225 Liberty Street, New York, New York 10281-1008, for
Messrs. Petersen, Vandehey, Vottiero, and Wixted and Ms. Ives, 6803 S. Tucson
Way, Centennial, Colorado 80112-3924. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------
                           Other Officers of the Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nikolaos D. Monoyios,   Senior Vice President of the Manager since October
Vice President and      2003; a Certified Financial Analyst. Formerly Vice
Portfolio Manager       President of the Manager (April 1998-September 2003).
since 2003              An officer of 6 portfolios in the OppenheimerFunds
Age: 56                 complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Zavanelli,         Vice President of the Manager since November 2000; a
Vice President and      Chartered Financial Analyst; an officer of 3 portfolios
Portfolio Manager       in the OppenheimerFunds complex. Prior to joining the
since 1999              Manager in May 1998 he was President of Waterside
Age: 34                 Capital Management, a registered investment advisor
                           (August 1995 - April 1998).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of
Vice President and      the Manager (since March 2004); Vice President of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management Corporation and Shareholder Services, Inc.
Age: 55                 (since June 1983); Vice President and Director of
                        Internal Audit of the Manager (1997-February 2004). An
                        officer of 87 portfolios in the OppenheimerFunds
                        complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager
Treasurer since 1999 (since March 1999); Treasurer of the following:
Age: 46                 HarbourView Asset Management Corporation, Shareholder
                        Financial Services, Inc., Shareholder Services, Inc.,
                        Oppenheimer Real Asset Management Corporation, and
                        Oppenheimer Partnership Holdings, Inc. (since March
                        1999), OFI Private Investments, Inc. (since March
                        2000), OppenheimerFunds International Ltd. and
                        OppenheimerFunds plc (since May 2000), OFI
                        Institutional Asset Management, Inc. (since November
                        2000), and OppenheimerFunds Legacy Program (since June
                        2003); Treasurer and Chief Financial Officer of OFI
                        Trust Company (trust company subsidiary of the Manager)
                        (since May 2000); Assistant Treasurer of the following:
                        OAC (since March 1999), Centennial Asset Management
                        Corporation (March 1999-October 2003) and
                        OppenheimerFunds Legacy Program (April 2000-June 2003);
                        Principal and Chief Operating Officer of Bankers Trust
                        Company-Mutual Fund Services Division (March 1995-March
                        1999). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager (since August
Assistant Treasurer     2002); Manager/Financial Product Accounting of the
since 2004              Manager (November 1998-July 2002). An officer of 87
Age: 35                 portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip F. Vottiero,     Vice President/Fund Accounting of the Manager (since
Assistant Treasurer     March 2002); Vice President/Corporate Accounting of the
since 2002              Manager (July 1999-March 2002); Chief Financial Officer
Age: 42                 of Sovlink Corporation (April 1996-June 1999). An
                        officer of 87 portfolios in the OppenheimerFunds
                        complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and
Secretary since 2001    General Counsel (since March 2002) of the Manager;
Age: 57                 General Counsel and Director of the Distributor (since
                        December 2001); General Counsel of Centennial Asset
                        Management Corporation (since December 2001); Senior
                        Vice President and General Counsel of HarbourView Asset
                        Management Corporation (since December 2001); Secretary
                        and General Counsel of OAC (since November 2001);
                        Assistant Secretary (since September 1997) and Director
                        (since November 2001) of OppenheimerFunds International
                        Ltd. and OppenheimerFunds plc; Vice President and
                        Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real
                        Asset Management, Inc. (since November 2001); Senior
                        Vice President, General Counsel and Director of
                        Shareholder Financial Services, Inc. and Shareholder
                        Services, Inc. (since December 2001); Senior Vice
                        President, General Counsel and Director of OFI Private
                        Investments, Inc. and OFI Trust Company (since November
                        2001); Vice President of OppenheimerFunds Legacy Program
                        (since June 2003); Senior Vice President and General
                        Counsel of OFI Institutional Asset Management, Inc.
                        (since November 2001); Director of OppenheimerFunds
                        (Asia) Limited (since December 2003); Senior Vice
                        President (May 1985-December 2003), Acting General
                        Counsel (November 2001-February 2002) and Associate
                        General Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of the following: Shareholder
                        Services, Inc. (May 1985-November 2001), Shareholder
                        Financial Services, Inc. (November 1989-November 2001),
                        and OppenheimerFunds International Ltd. (September
                        1997-November 2001). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager
Assistant Secretary     (since May 2004); First Vice President (April
since 2004              2001-April 2004), Associate General Counsel (December
Age: 37                 2000-April 2004), Corporate Vice President (May
                        1999-April 2001) and Assistant General Counsel (May
                        1999-December 2000) of UBS Financial Services Inc.
                        (formerly, PaineWebber Incorporated). An officer of 87
                        portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the
since 2001              Manager; Vice President (since 1999) and Assistant
Age: 39                 Secretary (since October 2003) of the Distributor;
                        Assistant Secretary of Centennial Asset Management
                        Corporation (since October 2003); Vice President and
                        Assistant Secretary of Shareholder Services, Inc. (since
                        1999); Assistant Secretary of OppenheimerFunds Legacy
                        Program and Shareholder Financial Services, Inc. (since
                        December 2001); Assistant Counsel of the Manager (August
                        1994-October 2003). An officer of 87 portfolios in the
                        OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager (since September 2004); First Vice President
since 2004              (2000-September 2004), Director (2000-September 2004)
Age: 41                 and Vice President (1998-2000) of Merrill Lynch
                        Investment Management. An officer of 87 portfolios in
                          the OppenheimerFunds complex.
---------------------------------------------------------------------------------

|X| Remuneration of Trustees. The Trustees of the Fund who are affiliated with the Manager receive no salary or fee from the Fund. The Independent Trustees received the compensation shown below from the Fund for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended June 30, 2005. The total compensation, including accrued retirement benefits, from the Fund and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2004.

-------------------------------------------------------------------------------
Name of Trustee and Other Fund          Aggregate         Total Compensation
                                  Compensation From the    From the Fund and
Position(s) (as applicable) Fund (1) Fund Complex(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $6,030                $178,000
Chairman of the Board and
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $4,014                $118,500
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $4,014                $118,500
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $4,608                $136,000
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $4,608                $136,000
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $4,014                $118,500
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                         $4,038(3)            $152,355(5)
Review Committee Member and
Governance Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone
Governance Committee Chairman and        $4,545(4)              $121,726
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit Committee Member and                $4,014              $167,500(6)
Governance Committee Member
-------------------------------------------------------------------------------
1. "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any.
2. In accordance with SEC regulations, for purposes of this section only, "Fund
   Complex" includes the Oppenheimer funds, the MassMutual Select Funds and the
   MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the
   Sub-Advisor to the following: MassMutual Premier International Equity Fund,
   MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income
   Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier
   Global Fund.. The Manager does not consider MassMutual Institutional Funds,
   MassMutual Select Funds and MML Series Investment Fund to be part of the
   OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
3. Includes $4,038 deferred by Ms. Hamilton under the "Deferred Compensation
   Plan" described below.
4. Includes $4,545 deferred by Mr. Malone under the "Deferred Compensation Plan"
   described below.
5. Includes $36,654 deferred by Ms. Hamilton under a deferred compensation plan for serving as a Trustee for MassMutual Institutional Funds and MML Series
   Investment Fund (until June 30, 2004).
6. Includes $49,000 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

|X| Deferred Compensation Plan For Trustees. The Board of Trustees has adopted a
Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the
Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the
Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustees under the plan without shareholder approval for the limited purpose of determining the value of the
Trustees' deferred compensation account.

|X| Major Shareholders. As of September 30, 2005, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

      Charles Schwab & Co Inc, Special Custody Acct for the exclusive benefit of
      Customers, Attn Mutual Funds, 101 Montgomery Street, San Francisco, CA
      94104-4122, which owned 9,386,496.425 Class A shares (11.61% of the Class
      A shares then outstanding).

      Prudential Securities FBO, Prudential Retirement Services, Nominee for the
      Trustee Cust. Pl, NC Dept of State Treasurer, 325 N. Salisbury Street,
      Raleigh, NC 27603, which owned 5,596,837.807 Class A shares (6.92% of the
      Class A shares outstanding).

      MLPF & S for the Sole Benefit of its customers, Attn Fund Admn #, 4800
      Deer Lake Dr E, Fl 3, Jacksonville, FL 32246-6484 which owned
      1,998,793.332 Class C shares (8.08% of the Class C shares outstanding).

      Citigroup Global Mkts Inc, Attn. Cindy Tempesta, 7th Fl., 333 West 34th
      Street, New York, NY 10001-2483, which owned 6,750,033.852 Class Y shares
      (57.62% of the Class Y shares outstanding).

      American Express Trust Co, Retirement Service Plans, 996 AXP Financial
      Ctr, Minneapolis, MN 55474-0009, which owned 729,136.731 Class Y shares
      (6.22% of the Class Y shares).

      Wells Fargo Bank NA, FBO WF Wealthbuilder Growth Balanced Portfolio, P.O.
      Box 1533, Minneapolis, MN 55480-1533, which owned 693,282.445 Class Y shares (5.91% of the Class Y shares outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the
Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of
Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

|X| Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities
("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting
Guidelines and to maintain records of such portfolio proxy voting. The Proxy
Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and the Manager where a directly-controlled affiliate of the Manager manages or administers the assets of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o        The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o        In general, the Fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.
o        The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund opposes proposals to classify the board of directors. o The Fund supports proposals to eliminate cumulative voting. o The Fund opposes re-pricing of stock options. o The Fund generally considers executive compensation questions such as
         stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

|X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the
Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.
      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the
Manager during its last three fiscal years were:

--------------------------------------------------------------------------------
 Fiscal Year ended 6/30:         Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2003                                    $6,670,822
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2004                                   $11,357,615
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           2005                                   $15,446,980
--------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

 Portfolio Managers. The Fund's portfolio is managed by Nikolaos D. Monoyios and
Mark Zavanelli (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers"). They are the persons who are responsible for the day-to-day management of the Fund's investments.

|X| Other Accounts Managed. In addition to managing the Fund's investment portfolio, each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information, as of June 30, 2005, regarding the other portfolios managed by each Portfolio Manager. No account has a performance-based advisory fee:

Portfolio Manager          Total                Total              Total
                           Assets               Assets in
                           in        Other      Other               Assets
                  RegistereRegisteredPooled     Pooled             in
                  InvestmenInvestmentInvestment Investment Other   Other
                  CompaniesCompanies Vehicles   Vehicles   AccountsAccounts
                  Managed  Managed*   Managed    Managed*  Managed Managed**
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                     11                  1                    4
 Nikolaos D.                                      $19.2             $69,596
 Monoyios                    $21,999.6
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                     3                  None                  2
 Mark Zavanelli                                   None              $317
                             $3,925.7
----------------------------------------------------------------------------
     * In millions.
     ** In thousands.

      As indicated above, each of the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the
Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund's Portfolio
Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

|X| Compensation of the Portfolio Managers. The Fund's Portfolio Managers are
employed and compensated by the Manager, not the Fund. Under the Manager's
compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the
Manager. This is intended to align the portfolio managers' and analysts'
interests with the success of the funds and accounts and their investors. The
Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of June 30, 2005, each
Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper - Small Cap
Core Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio
Managers. The compensation structure of the other funds managed by the Portfolio
Managers is the same as the compensation structure of the Fund, described above.

|X| Ownership of Fund Shares. As of June 30, 2005 each Portfolio Manager beneficially owned shares of the Fund as follows:

            ----------------------------------------------------------
                  Portfolio Manager             Range of Shares
                                                  Beneficially
                                               Owned in the Fund
            ----------------------------------------------------------
            ----------------------------------------------------------
            Nikolaos D. Monoyios                    $10,001 -
                                                     $50,000
            ----------------------------------------------------------
            ----------------------------------------------------------
            Mark Zavanelli                    $100,001 - $500,000
            ----------------------------------------------------------

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions.
The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment
Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of
Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the
Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor
from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out"
arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the
Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

   ---------------------------------------------------------------------
   Fiscal Year Ended 6/30:   Total Brokerage Commissions Paid by the
                                             Fund(1)
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2003                            $5,986,970
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2004                            $9,763,586
   ---------------------------------------------------------------------
   ---------------------------------------------------------------------
            2005                          $11,191,829(2)
   ---------------------------------------------------------------------
1. Amounts do not include spreads or commissions on principal transactions on a net trade basis.
2. In the fiscal year ended 6/30/05, the amount of transactions directed to brokers for research services was $144,446,917 and amount of the commissions paid to broker-dealers for those services was $164,666.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.
The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
6/30:     Class A Shares   Distributor(1)
-------------------------------------------
-------------------------------------------
  2003       $2,445,893       $741,253
-------------------------------------------
-------------------------------------------
  2004       $4,243,790      $1,170,448
-------------------------------------------
-------------------------------------------
  2005       $4,168,860      $1,114,069
-------------------------------------------
1.  Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

---------------------------------------------------------------------------
Fiscal    Concessions on   Concessions on  Concessions on  Concessions on
        Year Class A Shares Class B Shares Class C Shares Class N Shares
Ended     Advanced by      Advanced by     Advanced by     Advanced by
6/30:     Distributor(1)   Distributor(1)  Distributor(1)  Distributor(1)
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  2003        $155,284       $3,108,074       $843,856        $223,325
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  2004        $315,054       $3,105,235      $1,148,567       $293,337
---------------------------------------------------------------------------
---------------------------------------------------------------------------
  2005        $403,372       $1,964,735       $926,888        $246,613
---------------------------------------------------------------------------
1. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

------------------------------------------------------------------------------
Fiscal    Class A          Class B         Class C           Class N
          Contingent       Contingent                        Contingent
Year      Deferred Sales   Deferred Sales  Contingent        Deferred Sales
Ended     Charges          Charges         Deferred Sales    Charges
6/30:     Retained by      Retained by     Charges Retained  Retained by
          Distributor      Distributor     by Distributor    Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2003         $4,587         $734,756          $62,791          $21,890
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2004        $10,687         $669,259          $51,104          $87,171
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2005        $31,225         $765,225          $56,730          $46,429
------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as
"revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings. The
Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed. In their sole discretion, the Manager and/or the
Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees/Directors" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees.

|X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.
The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients quarterly on those shares.
The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If
Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended June 30, 2005 payments under the Class A plan totaled $3,276,160, of which $67,931was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $155,388 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X| Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B,
Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.
Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and Class
N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the
Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares,
o        bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o        may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------
  Distribution Fees Paid to the Distributor for the Fiscal Year Ended 6/30/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Class:      Total Payments      Amount       Distributor's    Distributor's
                                                  Aggregate      Unreimbursed
                                                 Unreimbursed    Expenses as %
                                 Retained by    Expenses Under   of Net Assets
                 Under Plan      Distributor         Plan          of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan     $4,890,256     $3,827,505(1)     $6,017,174         1.18%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan     $4,330,080     $1,074,558(2)     $4,878,589         1.03%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan      $526,010       $298,994(3)      $1,402,635         1.08%
--------------------------------------------------------------------------------
1. Includes $75,968 paid to an affiliate of the Distributor's parent company.
2. Includes $133,549 paid to an affiliate of the Distributor's parent company.
3. Includes $12,976 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o        Total returns measure the performance of a hypothetical account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o        The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns"
to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The
Fund uses standardized calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the
1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

o Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV l/n   - 1  = Average Annual Total
               Return
 P

o Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD l/n       Distributions)
---
 P

o Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

            - 1  = Average Annual Total Return (After Taxes on Distributions
ATVDR l/n        and Redemptions)
---
 P

o Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P
o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 6/30/05
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of  Cumulative Total              Average Annual Total Returns
             Returns (10
              years or
Shares     life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year            5-Year           10-Year
                                                (or life of       (or life of
                                               class if less)   class if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without After    Without
          Sales    Sales    Sales    Sales    Sales    Sales   Sales    Sales
           Charge   Charge   Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class     122.22%  135.77%   7.28%    13.82%   8.47%    9.76%   14.46%   15.62%
A(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class     124.41%  125.41%   7.98%    12.98%   8.63%    8.91%   14.65%   14.74%
B(2)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class     125.94%  125.94%   12.07%   13.07%   8.97%    8.97%   14.79%   14.79%
C(3)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class      62.28%   62.28%   12.53%   13.53%   11.83%  11.83%    N/A      N/A
N(4)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class     142.00%  142.00%   14.41%   14.41%   10.26%  10.26%
Y(5)                                                            16.13%   16.13%
---------------------------------------------------------------------------------
1. Inception of Class A: 8/2/99 2. Inception of Class B: 8/2/99 3. Inception of
Class C: 8/2/99 4. Inception of Class N: 3/1/01 5. Inception of Class Y: 8/2/99

--------------------------------------------------------------------------------
    Average Annual Total Returns for Class A(1) Shares (After Sales Charge)
                          For the Periods Ended 6/30/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 1-Year          5-Year            10-Year
                                               (or life of       (or life of
                                             class if less)    class if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
After Taxes on Distributions     5.79%            7.70%            13.76%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
After Taxes on                   6.59%            6.99%            12.46%
Distributions and
Redemption of Fund Shares
--------------------------------------------------------------------------------
   1. Inception of Class A: 8/2/99

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

|X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles.
The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among the small cap blend category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the
Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities
         markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange
(the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Main Street Opportunity Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Small Cap Fund
Oppenheimer Balanced Fund                 Oppenheimer MidCap Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Capital Income Fund           Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund III
Oppenheimer Core Bond Fund                Oppenheimer Portfolio Series:
Oppenheimer Developing Markets Fund         Active Allocation Fund
Oppenheimer Disciplined Allocation Fund     Aggressive Investor Fund
Oppenheimer Discovery Fund                  Conservative Investor Fund
Oppenheimer Dividend Growth Fund            Moderate Investor Fund
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Emerging Technologies Fund    Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Enterprise Fund               Fund, Inc.
Oppenheimer Equity Fund, Inc.             Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Fund                   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Global Opportunities Fund     Oppenheimer Real Asset Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Growth Fund Municipals Oppenheimer High Yield Fund Oppenheimer
Select Value Fund Oppenheimer International Bond Fund Oppenheimer Senior
Floating Rate Fund Oppenheimer International Diversified Fund Oppenheimer Small-
& Mid- Cap Value Fund Oppenheimer International Growth Fund Oppenheimer
Strategic Income Fund Oppenheimer International Small Company Fund Oppenheimer
Total Return Bond Fund Oppenheimer International Value Fund Oppenheimer U.S.
Government Trust Oppenheimer Limited Term California Municipal Fund Oppenheimer
Value Fund Oppenheimer Limited-Term Government Fund Limited-Term New York
Municipal Fund Oppenheimer Limited Term Municipal Fund Rochester Fund Municipals
Oppenheimer Main Street Fund And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase
Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and
Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter. Class A shares of Oppenheimer
Money Market Fund and Oppenheimer Cash Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the
"Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value
(i.e. without a sales charge) do not count toward satisfying the amount of the
Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow,"
below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.
Also, the investor agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the
Distributor will be adjusted to the rates applicable to actual total purchases.
If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k)
plans under a Letter. If the intended purchase amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the
Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)         Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)         Class A, Class B or Class C shares acquired by exchange of either
            (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset
Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments
(other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has
$1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid)
causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of $100,000 or more for
Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.

|X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover
IRAs (including SEP IRAs and SIMPLE IRAs), o to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o           to Group Retirement Plans (as defined in Appendix B to this
            Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o           to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o           to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o           to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o           purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or
            Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o           purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any
            IRA invested in the Oppenheimer funds), and
o           on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in
September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o           A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class
            A shares the new account balance may become subject to the Minimum
            Balance Fee;
o           Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
            Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
            Custom Plus, Recordkeeper Pro and Pension Alliance Retirement
            Plan programs; and
o           A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00
p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after
4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the
Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting.

|X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or
(2)            if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid"
               and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)            at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date,
               or
(3)            at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1) debt instruments that have a maturity of more than 397 days when issued, (2)
debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3)
non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a
               maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)            debt instruments held by a money market fund that have a
               remaining maturity of 397 days or less.
o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the
Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on Nasdaq(R) on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R) on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A
         shares on which a contingent deferred sales charge was paid, or o Class
B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is
         premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS
Form W-4P (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C
and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange
Shares" in the Prospectus and below in this Statement of Additional Information.

|X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

      The Planholder may terminate a plan at any time by writing to the Transfer
Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated.
Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer Money Market Fund, Inc.
   Oppenheimer AMT-Free Municipals           Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free New York             Oppenheimer Principal Protected Main
   Municipals                                Street Fund II
   Oppenheimer California Municipal Fund     Oppenheimer Pennsylvania Municipal
                                             Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester National
                                             Municipals
   Oppenheimer Limited Term California       Oppenheimer Senior Floating Rate Fund
   Municipal Fund
   Oppenheimer Limited Term Municipal        Rochester Fund Municipals
   Fund

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund III
         Oppenheimer Cash Reserves Oppenheimer Quest Capital Value Fund,
                                      Inc.
   Oppenheimer Champion Income Fund         Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Senior Floating Rate Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Total Return Bond Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
      Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund II until after the expiration of the warranty period
      (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of any of the Oppenheimer funds.
      However, shareholders are not permitted to exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund III until after the expiration of the warranty period
      (12/6/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Limited Term California Municipal Fund,
Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York
Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o With respect to Class B shares of Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital
Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

|X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal
Plan, will be switched to the new fund account unless you tell the Transfer
Agent not to do so. However, special redemption and exchange features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares.
That is because of the effect of the asset-based sales charge on Class B, Class
C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X| Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X| Excise Tax on Regulated Investment Companies. Under the Internal Revenue
Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98%
of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the
Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X| Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

|X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the
Fund is effectively connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual fund are not considered
"effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. J.P. Morgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte &
Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte & Touche LLP also acts as the independent registered public accounting firm for certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET SMALL CAP
FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Small Cap Fund, including the statement of investments, as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Small Cap Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
August 15, 2005

STATEMENT OF INVESTMENTS  June 30, 2005
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--97.9%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--18.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.7%
Aftermarket
Technology Corp. 1                                    25,700    $       447,951
--------------------------------------------------------------------------------
Autoliv, Inc.                                         88,600          3,880,680
--------------------------------------------------------------------------------
Goodyear Tire &
Rubber Co. (The) 1,2                                 359,700          5,359,530
--------------------------------------------------------------------------------
Midas, Inc. 1,2                                      133,800          3,077,400
--------------------------------------------------------------------------------
Modine
Manufacturing Co.                                     46,400          1,510,784
--------------------------------------------------------------------------------
Sauer-Danfoss, Inc.                                  103,800          1,844,526
--------------------------------------------------------------------------------
Shiloh Industries,
Inc. 1                                                33,100            405,475
--------------------------------------------------------------------------------
Spartan Motors, Inc. 2                                12,300            132,594
--------------------------------------------------------------------------------
Standard Motor
Products, Inc. 2                                      54,000            712,800
--------------------------------------------------------------------------------
Stoneridge, Inc. 1,2                                   6,700             44,220
--------------------------------------------------------------------------------
Tenneco
Automotive, Inc. 1                                   210,300          3,499,392
                                                                ----------------
                                                                     20,915,352

--------------------------------------------------------------------------------
AUTOMOBILES--0.0%
Winnebago
Industries, Inc. 2                                    26,400            864,600
--------------------------------------------------------------------------------
DISTRIBUTORS--0.1%
Andersons, Inc.
(The)                                                  5,200            186,212
--------------------------------------------------------------------------------
Handleman Co.                                         87,900          1,451,229
--------------------------------------------------------------------------------
Prestige Brands
Holdings, Inc. 1                                      67,100          1,308,450
                                                                ----------------
                                                                      2,945,891

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.7%
AFC Enterprises,
Inc. 2                                               106,500          1,403,670
--------------------------------------------------------------------------------
Ambassadors
Group, Inc.                                           53,300          1,982,227
--------------------------------------------------------------------------------
Ameristar
Casinos, Inc.                                        210,200          5,484,118
--------------------------------------------------------------------------------
Applebee's
International, Inc.                                   60,100          1,592,049
--------------------------------------------------------------------------------
Argosy Gaming Co. 1                                   57,400          2,675,414

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Bluegreen Corp. 1,2                                  105,200    $     1,831,532
--------------------------------------------------------------------------------
Bob Evans
Farms, Inc. 2                                         41,600            970,112
--------------------------------------------------------------------------------
Brinker
International, Inc. 1                                 79,600          3,187,980
--------------------------------------------------------------------------------
California Pizza
Kitchen, Inc. 1                                       79,398          2,165,183
--------------------------------------------------------------------------------
CBRL Group, Inc.                                      36,200          1,406,732
--------------------------------------------------------------------------------
CEC Entertainment,
Inc. 1                                               217,850          9,169,307
--------------------------------------------------------------------------------
Checkers Drive-In
Restaurants, Inc. 1                                   23,400            318,708
--------------------------------------------------------------------------------
Choice Hotels
International, Inc.                                   43,300          2,844,810
--------------------------------------------------------------------------------
CKE Restaurants,
Inc. 2                                               446,000          6,208,320
--------------------------------------------------------------------------------
Darden
Restaurants, Inc.                                    158,900          5,240,522
--------------------------------------------------------------------------------
Dave & Buster's,
Inc. 1,2                                              82,900          1,528,676
--------------------------------------------------------------------------------
Dover Downs
Gaming &
Entertainment, Inc.                                   74,000            981,240
--------------------------------------------------------------------------------
Gravity Co. Ltd.,
Sponsored ADR 1                                       17,068            146,785
--------------------------------------------------------------------------------
Harrah's
Entertainment, Inc.                                   16,695          1,203,209
--------------------------------------------------------------------------------
IHOP Corp. 2                                          85,500          3,709,845
--------------------------------------------------------------------------------
Isle of Capri
Casinos, Inc. 1,2                                    234,700          6,149,140
--------------------------------------------------------------------------------
Jack in the Box, Inc. 1                              174,900          6,632,208
--------------------------------------------------------------------------------
La Quinta Corp. 1                                    547,100          5,104,443
--------------------------------------------------------------------------------
Landry's
Restaurants, Inc. 2                                  133,100          4,004,979
--------------------------------------------------------------------------------
Lone Star
Steakhouse &
Saloon, Inc.                                          82,500          2,508,825
--------------------------------------------------------------------------------
Mikohn Gaming
Corp. 1                                              108,800          1,602,080
--------------------------------------------------------------------------------
Monarch Casino
& Resort, Inc. 1,2                                48,900          1,077,756
--------------------------------------------------------------------------------
MTR Gaming
Group, Inc. 1                                         42,000            488,880

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Navigant
International, Inc. 1,2                               50,900       $    747,721
--------------------------------------------------------------------------------
O'Charley's, Inc. 1                                   95,000          1,677,700
--------------------------------------------------------------------------------
P.F. Chang's
China Bistro, Inc. 1,2                                57,259          3,377,136
--------------------------------------------------------------------------------
Panera Bread Co.,
Cl. A 1                                                3,000            186,255
--------------------------------------------------------------------------------
Papa John's
International, Inc. 1,2                               77,600          3,101,672
--------------------------------------------------------------------------------
Penn National
Gaming, Inc. 1                                       116,900          4,266,850
--------------------------------------------------------------------------------
Sonic Corp. 1                                         52,750          1,610,458
--------------------------------------------------------------------------------
Steak n Shake Co.
(The) 1,2                                             29,500            549,290
--------------------------------------------------------------------------------
Sunterra Corp. 1,2                                    93,500          1,515,635
--------------------------------------------------------------------------------
Vail Resorts, Inc. 1,2                               156,300          4,392,030
--------------------------------------------------------------------------------
Wendy's
International, Inc.                                   49,700          2,368,205
                                                                ----------------
                                                                    105,411,702

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.7%
American Greetings
Corp., Cl. A 2                                        59,300          1,571,450
--------------------------------------------------------------------------------
Avatar Holdings,
Inc. 1,2                                               2,500            125,675
--------------------------------------------------------------------------------
Beazer Homes
USA, Inc. 2                                           35,800          2,045,970
--------------------------------------------------------------------------------
Blount
International, Inc. 1                                104,800          1,749,112
--------------------------------------------------------------------------------
Blyth, Inc.                                            7,800            218,790
--------------------------------------------------------------------------------
Brookfield Homes
Corp.                                                 51,800          2,362,080
--------------------------------------------------------------------------------
Chromcraft
Revington, Inc. 1                                      2,100             28,665
--------------------------------------------------------------------------------
Comstock
Homebuilding
Cos., Inc., Cl. A 1,2                                  6,900            167,118
--------------------------------------------------------------------------------
CSS Industries, Inc. 2                                 9,192            311,057
--------------------------------------------------------------------------------
Furniture Brands
International, Inc. 2                                138,200          2,986,502
--------------------------------------------------------------------------------
Hovnanian
Enterprises, Inc.,
Cl. A 1                                               14,500            945,400

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
Interface, Inc., Cl. A 1,2                           134,300       $  1,081,115
--------------------------------------------------------------------------------
KB Home                                               30,600          2,332,638
--------------------------------------------------------------------------------
Kimball
International,
Inc., Cl. B                                           45,100            595,320
--------------------------------------------------------------------------------
MDC Holdings, Inc.                                    39,064          3,213,014
--------------------------------------------------------------------------------
Meritage Homes
Corp. 1                                                  900             71,550
--------------------------------------------------------------------------------
Mestek, Inc. 1                                         6,600            168,234
--------------------------------------------------------------------------------
Ryland Group, Inc.
(The)                                                 58,100          4,408,047
--------------------------------------------------------------------------------
Snap-On, Inc.                                         45,700          1,567,510
--------------------------------------------------------------------------------
Standard Pacific
Corp.                                                 47,500          4,177,625
--------------------------------------------------------------------------------
Stanley Furniture
Co., Inc. 2                                           86,600          2,126,896
--------------------------------------------------------------------------------
Stanley Works (The)                                    5,900            268,686
--------------------------------------------------------------------------------
Tempur-Pedic
International, Inc. 1,2                              116,900          2,592,842
--------------------------------------------------------------------------------
Tupperware Corp. 2                                   298,400          6,973,608
--------------------------------------------------------------------------------
Whirlpool Corp.                                       29,900          2,096,289
--------------------------------------------------------------------------------
William Lyon
Homes, Inc. 1                                          3,200            310,432
--------------------------------------------------------------------------------
Yankee Candle,
Inc. (The)                                           108,300          3,476,430
                                                                ----------------
                                                                     47,972,055

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
Audible, Inc. 1,2                                    111,100          1,929,807
--------------------------------------------------------------------------------
FTD Group, Inc. 1,2                                    4,500             51,075
--------------------------------------------------------------------------------
GSI Commerce,
Inc. 1,2                                              21,500            360,125
--------------------------------------------------------------------------------
Insight Enterprises,
Inc. 1                                                93,600          1,888,848
--------------------------------------------------------------------------------
Stamps.com, Inc. 1,2                                 129,700          2,431,875
                                                                ----------------
                                                                      6,661,730

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.8%
Action Performance
Cos., Inc. 2                                          73,775            650,696
--------------------------------------------------------------------------------
Brunswick Corp.                                       15,600            675,792
--------------------------------------------------------------------------------
JAKKS Pacific, Inc. 1,2                              142,000          2,727,820

                   20 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS Continued
Marine Products
Corp. 2                                               34,100     $      496,155
--------------------------------------------------------------------------------
Marvel Enterprises,
Inc. 1,2                                             178,900          3,527,908
--------------------------------------------------------------------------------
Nautilus, Inc. 2                                     281,800          8,031,300
--------------------------------------------------------------------------------
Oakley, Inc. 2                                       122,900          2,092,987
--------------------------------------------------------------------------------
Polaris Industries,
Inc. 2                                                15,800            853,200
--------------------------------------------------------------------------------
SCP Pool Corp. 2                                      81,450          2,858,081
--------------------------------------------------------------------------------
Steinway Musical
Instruments, Inc. 1,2                                 53,100          1,559,016
                                                                 ---------------
                                                                     23,472,955

--------------------------------------------------------------------------------
MEDIA--1.9%
4Kids Entertainment,
Inc. 1,2                                              72,200          1,435,336
--------------------------------------------------------------------------------
Arbitron, Inc. 2                                     156,900          6,731,010
--------------------------------------------------------------------------------
Belo Corp., Cl. A                                     17,500            419,475
--------------------------------------------------------------------------------
Carmike Cinemas, Inc.                                 21,200            650,416
--------------------------------------------------------------------------------
Catalina Marketing
Corp. 2                                              269,500          6,847,995
--------------------------------------------------------------------------------
Getty Images, Inc. 1                                  42,300          3,141,198
--------------------------------------------------------------------------------
Gray Television, Inc.                                121,700          1,467,702
--------------------------------------------------------------------------------
Harte-Hanks, Inc.                                     62,300          1,852,179
--------------------------------------------------------------------------------
Insight
Communications
Co., Inc. 1,2                                         69,700            770,185
--------------------------------------------------------------------------------
Interactive Data
Corp.                                                 39,800            827,044
--------------------------------------------------------------------------------
Journal
Communications,
Inc.                                                  32,200            540,960
--------------------------------------------------------------------------------
Liberty Corp. 2                                       20,500            754,605
--------------------------------------------------------------------------------
Media General,
Inc., Cl. A                                           37,676          2,439,898
--------------------------------------------------------------------------------
Mediacom
Communications
Corp. 1,2                                            131,000            899,970
--------------------------------------------------------------------------------
Meredith Corp.                                        41,700          2,045,802
--------------------------------------------------------------------------------
PRIMEDIA, Inc. 1,2                                   269,600          1,091,880
--------------------------------------------------------------------------------
ProQuest Co. 1,2                                     118,600          3,888,894

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
R.H. Donnelley
Corp. 1,2                                             46,600     $    2,888,268
--------------------------------------------------------------------------------
Readers Digest Assn.,
Inc. (The), Cl. A,
Non-Vtg.                                             281,200          4,639,800
--------------------------------------------------------------------------------
Salem
Communications
Corp., Cl. A 1                                        17,400            345,216
--------------------------------------------------------------------------------
Scholastic Corp. 1,2                                 119,500          4,606,725
--------------------------------------------------------------------------------
Sinclair Broadcast
Group, Inc., Cl. A 2                                  49,700            451,276
--------------------------------------------------------------------------------
Thomas Nelson, Inc. 2                                 24,800            539,648
--------------------------------------------------------------------------------
Valassis
Communications,
Inc. 1                                                55,000          2,037,750
--------------------------------------------------------------------------------
Wiley (John) &
Sons, Inc., Cl. A                                     75,800          3,011,534
--------------------------------------------------------------------------------
World Wrestling
Federation
Entertainment, Inc.                                   27,800            317,476
                                                                 ---------------

                                                                     54,642,242

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.8%
Big Lots, Inc. 1                                      80,600          1,067,144
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A 2                             103,300          2,419,286
--------------------------------------------------------------------------------
Neiman Marcus
Group, Inc. (The),
Cl. A                                                  6,900            668,748
--------------------------------------------------------------------------------
Retail Ventures, Inc. 1                              113,500          1,548,140
--------------------------------------------------------------------------------
Shopko Stores, Inc. 1                                141,200          3,432,572
--------------------------------------------------------------------------------
Stage Stores, Inc. 1,2                               170,400          7,429,440
--------------------------------------------------------------------------------
Stein Mart, Inc.                                     279,800          6,155,600
                                                                 ---------------
                                                                     22,720,930

--------------------------------------------------------------------------------
SPECIALTY RETAIL--6.4%
Aaron Rents, Inc. 2                                  146,650          3,650,119
--------------------------------------------------------------------------------
Abercrombie &
Fitch Co., Cl. A                                      64,500          4,431,150
--------------------------------------------------------------------------------
Advance Auto
Parts, Inc. 1                                         84,600          5,460,930
--------------------------------------------------------------------------------
American Eagle
Outfitters, Inc.                                     138,300          4,238,895
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                   118,400          2,429,568

                   21 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Barnes & Noble, Inc. 1                                88,800    $     3,445,440
--------------------------------------------------------------------------------
bebe stores, inc. 2                                  133,887          3,543,989
--------------------------------------------------------------------------------
Big 5 Sporting
Goods Corp.                                            9,200            261,096
--------------------------------------------------------------------------------
Blair Corp.                                           36,100          1,425,950
--------------------------------------------------------------------------------
Blockbuster, Inc.,
Cl. A 2                                              248,200          2,263,584
--------------------------------------------------------------------------------
Borders Group, Inc.                                   67,100          1,698,301
--------------------------------------------------------------------------------
Buckle, Inc. (The) 2                                  63,300          2,806,722
--------------------------------------------------------------------------------
Building Materials
Holding Corp.                                         83,294          5,771,441
--------------------------------------------------------------------------------
Burlington Coat
Factory Warehouse
Corp. 2                                               76,300          3,253,432
--------------------------------------------------------------------------------
Casual Male Retail
Group, Inc. 1,2                                      115,400            843,574
--------------------------------------------------------------------------------
Cato Corp., Cl. A                                    210,150          4,339,598
--------------------------------------------------------------------------------
Charming Shoppes,
Inc. 1,2                                             860,400          8,027,532
--------------------------------------------------------------------------------
Children's Place
Retail Stores, Inc. 1,2                              147,800          6,897,826
--------------------------------------------------------------------------------
Circuit City Stores,
Inc./Circuit City
Group 2                                              150,400          2,600,416
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                  3,000             72,150
--------------------------------------------------------------------------------
CSK Auto Corp. 1                                      25,300            422,004
--------------------------------------------------------------------------------
Deb Shops, Inc.                                        8,500            246,245
--------------------------------------------------------------------------------
Electronics Boutique
Holdings Corp. 1,2                                   134,900          8,564,801
--------------------------------------------------------------------------------
Finish Line, Inc.
(The), Cl. A                                         326,500          6,177,380
--------------------------------------------------------------------------------
GameStop Corp. 1,2                                   165,500          5,413,505
--------------------------------------------------------------------------------
GameStop Corp.,
Cl. B 1                                               23,188            693,321
--------------------------------------------------------------------------------
Genesco, Inc. 1,2                                    149,700          5,552,373
--------------------------------------------------------------------------------
Goody's Family
Clothing, Inc. 2                                      64,700            477,163
--------------------------------------------------------------------------------
Guess?, Inc. 1,2                                      75,200          1,246,816
--------------------------------------------------------------------------------
Guitar Center, Inc. 1,2                              108,200          6,315,634
--------------------------------------------------------------------------------
Hibbett Sporting
Goods, Inc. 1,2                                      143,187          5,418,196

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Jos. A. Banks
Clothiers, Inc. 1,2                                   17,200    $       744,760
--------------------------------------------------------------------------------
Men's Wearhouse,
Inc. (The) 1                                         241,500          8,314,845
--------------------------------------------------------------------------------
Michaels Stores, Inc.                                136,400          5,642,868
--------------------------------------------------------------------------------
Movie Gallery, Inc. 2                                237,000          6,263,910
--------------------------------------------------------------------------------
Office Depot, Inc. 1                                  64,100          1,464,044
--------------------------------------------------------------------------------
Pacific Sunwear
of California, Inc. 1                                117,225          2,695,003
Pantry, Inc. (The) 1                                 169,900          6,580,227
--------------------------------------------------------------------------------
Payless ShoeSource,
Inc. 1                                               354,100          6,798,720
--------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                                 28,200            656,778
--------------------------------------------------------------------------------
Rent-Way, Inc. 1,2                                   111,400          1,096,176
--------------------------------------------------------------------------------
Restoration
Hardware, Inc. 1,2                                   156,400          1,279,352
--------------------------------------------------------------------------------
Select Comfort
Corp. 1,2                                             67,500          1,446,525
--------------------------------------------------------------------------------
Shoe Carnival, Inc. 1,2                               23,700            515,712
--------------------------------------------------------------------------------
Sonic Automotive,
Inc.                                                  44,800            952,448
--------------------------------------------------------------------------------
Sports Authority,
Inc. (The) 1,2                                        64,500          2,051,100
--------------------------------------------------------------------------------
Steiner Leisure Ltd. 1                                75,700          2,806,199
--------------------------------------------------------------------------------
Syms Corp.                                             7,400            108,706
--------------------------------------------------------------------------------
Talbots, Inc. (The)                                   54,400          1,766,368
--------------------------------------------------------------------------------
TBC Corp. 1                                            8,300            225,179
--------------------------------------------------------------------------------
Too, Inc. 1                                          166,100          3,881,757
--------------------------------------------------------------------------------
Toys R Us, Inc. 1                                    131,300          3,476,824
--------------------------------------------------------------------------------
Trans World
Entertainment
Corp. 1                                              172,100          2,035,943
--------------------------------------------------------------------------------
United Auto
Group, Inc. 2                                        183,200          5,459,360
--------------------------------------------------------------------------------
Urban Outfitters,
Inc. 1                                                31,600          1,791,404
--------------------------------------------------------------------------------
Weight Watchers
International, Inc. 1                                 27,600          1,424,436
--------------------------------------------------------------------------------
Wilsons The Leather
Experts, Inc. 1                                       18,400            122,176
--------------------------------------------------------------------------------
Zale Corp. 1                                         253,800          8,042,922
                                                                ----------------
                                                                    185,632,893

                   22 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.7%
Brown Shoe Co., Inc.                                  23,900    $       935,685
--------------------------------------------------------------------------------
Carter's, Inc. 1                                      63,200          3,689,616
--------------------------------------------------------------------------------
Cherokee, Inc.                                        53,100          1,838,322
--------------------------------------------------------------------------------
Hartmarx Corp. 1,2                                   181,300          1,825,691
--------------------------------------------------------------------------------
K-Swiss, Inc., Cl. A                                 211,400          6,836,676
--------------------------------------------------------------------------------
Kellwood Co.                                         116,700          3,139,230
--------------------------------------------------------------------------------
Kenneth Cole
Productions,
Inc., Cl. A                                              100              3,112
--------------------------------------------------------------------------------
OshKosh B'Gosh,
Inc., Cl. A 2                                          2,400             62,376
--------------------------------------------------------------------------------
Phillips/Van Heusen
Corp. 2                                              212,900          6,959,701
--------------------------------------------------------------------------------
Skechers U.S.A.,
Inc., Cl. A 1                                        106,500          1,518,690
--------------------------------------------------------------------------------
Stride Rite Corp.                                    141,000          1,944,390
--------------------------------------------------------------------------------
Timberland Co.,
Cl. A 1                                              132,600          5,134,272
--------------------------------------------------------------------------------
Tommy Hilfiger
Corp. 1                                              222,000          3,054,720
--------------------------------------------------------------------------------
UniFirst Corp.                                        40,000          1,621,600
--------------------------------------------------------------------------------
Volcom, Inc. 1                                        29,700            795,069
--------------------------------------------------------------------------------
Warnaco Group,
Inc. (The) 1,2                                        72,000          1,674,000
--------------------------------------------------------------------------------
Wolverine World
Wide, Inc.                                           374,800          8,998,948
                                                                ----------------
                                                                     50,032,098

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.9%
--------------------------------------------------------------------------------
BEVERAGES--0.2%
Boston Beer Co.,
Inc., Cl. A 1                                         57,600          1,292,544
--------------------------------------------------------------------------------
Hansen Natural
Corp. 1,2                                             22,800          1,931,616
--------------------------------------------------------------------------------
National Beverage
Corp. 1                                               17,100            136,458
--------------------------------------------------------------------------------
PepsiAmericas, Inc.                                  135,900          3,487,194
                                                                ----------------
                                                                      6,847,812

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.2%
7-Eleven, Inc. 1                                     177,400          5,364,576

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING Continued
Arden Group, Inc.,
Cl. A 2                                               10,198    $       808,497
--------------------------------------------------------------------------------
BJ's Wholesale
Club, Inc. 1                                          98,600          3,203,514
--------------------------------------------------------------------------------
Casey's General
Stores, Inc. 2                                        37,100            735,322
--------------------------------------------------------------------------------
Ingles Markets,
Inc., Cl. A 2                                         11,500            158,355
--------------------------------------------------------------------------------
Longs Drug
Stores, Inc. 2                                       207,800          8,945,790
--------------------------------------------------------------------------------
Nash Finch Co. 2                                      75,300          2,766,522
--------------------------------------------------------------------------------
Rite Aid Corp. 1,2                                   153,800            642,884
--------------------------------------------------------------------------------
Ruddick Corp. 2                                      227,200          5,800,416
--------------------------------------------------------------------------------
Spartan Stores, Inc. 1                                14,100            206,847
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                      129,800          4,232,778
--------------------------------------------------------------------------------
Weis Markets, Inc.                                    26,700          1,035,693
                                                                ----------------
                                                                     33,901,194

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.3%
American Italian
Pasta Co. 2                                            5,200            109,304
--------------------------------------------------------------------------------
Cal-Maine Foods,
Inc.                                                   9,900             59,895
--------------------------------------------------------------------------------
Chiquita Brands
International, Inc.                                  297,200          8,161,112
--------------------------------------------------------------------------------
Darling
International, Inc. 1,2                              434,700          1,630,125
--------------------------------------------------------------------------------
Flowers Foods, Inc. 2                                186,400          6,591,104
--------------------------------------------------------------------------------
Gold Kist Holdings,
Inc. 1,2                                              56,900          1,227,902
--------------------------------------------------------------------------------
Hormel Foods Corp.                                    43,300          1,269,989
--------------------------------------------------------------------------------
Imperial Sugar Co.                                    12,300            190,527
--------------------------------------------------------------------------------
J&J Snack Foods
Corp.                                                 33,723          1,765,399
--------------------------------------------------------------------------------
Lancaster Colony
Corp.                                                105,000          4,506,600
--------------------------------------------------------------------------------
Lance, Inc.                                          110,900          1,908,589
--------------------------------------------------------------------------------
M&F Worldwide
Corp. 1,2                                             27,900            372,744
--------------------------------------------------------------------------------
Omega Protein
Corp. 1                                               40,100            253,432

                   23 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
FOOD PRODUCTS Continued
Pilgrim's Pride
Corp., Cl. B 2                                        93,200    $     3,180,916
--------------------------------------------------------------------------------
Ralcorp Holdings,
Inc.                                                  62,200          2,559,530
--------------------------------------------------------------------------------
Sanderson Farms,
Inc. 2                                                16,800            763,392
--------------------------------------------------------------------------------
Seaboard Corp.                                         1,400          2,329,600
                                                                ----------------
                                                                     36,880,160

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.7%
Central Garden
& Pet Co. 1,2                                         38,700          1,900,944
--------------------------------------------------------------------------------
Chattem, Inc. 1,2                                    130,800          5,415,120
--------------------------------------------------------------------------------
Energizer Holdings,
Inc. 1                                                72,500          4,507,325
--------------------------------------------------------------------------------
Nu Skin Asia Pacific,
Inc., Cl. A                                          183,400          4,273,220
--------------------------------------------------------------------------------
Spectrum Brands,
Inc. 1                                               160,900          5,309,700
                                                                ----------------
                                                                     21,406,309

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.3%
Elizabeth Arden, Inc. 1,2                            127,407          2,980,050
--------------------------------------------------------------------------------
Mannatech, Inc. 2                                     47,027            894,454
--------------------------------------------------------------------------------
Nature's Sunshine
Products, Inc.                                       108,200          1,887,008
--------------------------------------------------------------------------------
Parlux Fragrances,
Inc. 1,2                                              22,500            622,575
--------------------------------------------------------------------------------
USANA Health
Sciences, Inc. 1,2                                    60,000          2,538,000
                                                                ----------------
                                                                      8,922,087

--------------------------------------------------------------------------------
TOBACCO--0.2%
Loews Corp./
Carolina Group                                        87,300          2,908,836
--------------------------------------------------------------------------------
Vector Group Ltd. 2                                   68,800          1,277,616
                                                                ----------------
                                                                      4,186,452

--------------------------------------------------------------------------------
ENERGY--8.3%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%
Atwood Oceanics,
Inc. 1                                                64,600          3,976,776

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Cal Dive
International, Inc. 1,2                              142,850    $     7,481,055
--------------------------------------------------------------------------------
CHC Helicopter
Corp., Cl. A                                          58,600          1,142,155
--------------------------------------------------------------------------------
Diamond Offshore
Drilling, Inc. 2                                      63,600          3,398,148
--------------------------------------------------------------------------------
Ensign Energy
Services, Inc.                                       187,000          4,513,214
--------------------------------------------------------------------------------
Global Industries
Ltd. 1                                               187,348          1,592,458
--------------------------------------------------------------------------------
Grant Prideco, Inc. 1                                107,700          2,848,665
--------------------------------------------------------------------------------
Gulf Island
Fabrication, Inc.                                     59,300          1,178,884
--------------------------------------------------------------------------------
Helmerich &
Payne, Inc.                                           90,800          4,260,336
--------------------------------------------------------------------------------
Hydril Co. 1                                          61,000          3,315,350
--------------------------------------------------------------------------------
Lone Star
Technologies, Inc. 1                                  21,600            982,800
--------------------------------------------------------------------------------
Maverick Tube
Corp. 1,2                                             82,600          2,461,480
--------------------------------------------------------------------------------
Offshore Logistics,
Inc. 1                                                46,900          1,540,196
--------------------------------------------------------------------------------
Oil States
International, Inc. 1,2                              135,100          3,400,467
--------------------------------------------------------------------------------
Pason Systems, Inc.                                   80,000          1,390,793
--------------------------------------------------------------------------------
Patterson-UTI
Energy, Inc.                                          18,500            514,855
--------------------------------------------------------------------------------
Prairie Schooner
Petroleum Ltd. 1,3                                    13,800            140,919
--------------------------------------------------------------------------------
Precision Drilling
Corp. 1                                               43,400          1,710,566
--------------------------------------------------------------------------------
Pride International,
Inc. 1                                                62,500          1,606,250
--------------------------------------------------------------------------------
RPC, Inc. 2                                           22,250            376,470
--------------------------------------------------------------------------------
Technicoil Corp. 1                                    92,900            220,270
--------------------------------------------------------------------------------
Technicoil Corp. 1                                   577,100          1,368,328
--------------------------------------------------------------------------------
Todco, Cl. A 1                                       217,100          5,572,957
--------------------------------------------------------------------------------
Total Energy
Trust Ltd.                                           157,900          1,304,234
--------------------------------------------------------------------------------
Trican Well
Service Ltd. 1                                       170,100          4,181,694
--------------------------------------------------------------------------------
Unit Corp. 1                                          14,000            616,140

                   24 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Universal
Compression
Holdings, Inc. 1,2                                   135,000    $     4,892,400
--------------------------------------------------------------------------------
Veritas DGC, Inc. 1                                  140,600          3,900,244
                                                                ----------------
                                                                     69,888,104

--------------------------------------------------------------------------------
OIL & GAS--5.9%
Alpha Natural
Resources, Inc. 1                                     15,700            374,916
--------------------------------------------------------------------------------
Atlas Energy Ltd. 1                                  859,400          2,910,961
--------------------------------------------------------------------------------
Bear Ridge
Resources Ltd. 1                                      50,640            135,569
--------------------------------------------------------------------------------
Berry Petroleum
Co., Cl. A 2                                          76,000          4,018,880
--------------------------------------------------------------------------------
Blizzard Energy, Inc. 1                            1,343,600          2,971,887
--------------------------------------------------------------------------------
Callon Petroleum
Co. 1,2                                              104,500          1,544,510
--------------------------------------------------------------------------------
Chamaelo
Exploration Ltd. 1                                     4,780             29,651
--------------------------------------------------------------------------------
Chesapeake Energy
Corp. 2                                               78,400          1,787,520
--------------------------------------------------------------------------------
Cimarex Energy
Co. 1,2                                              222,385          8,653,000
--------------------------------------------------------------------------------
Clear Energy, Inc. 1                                 425,566          1,684,619
--------------------------------------------------------------------------------
Comstock
Resources, Inc. 1                                    234,500          5,930,505
--------------------------------------------------------------------------------
CONSOL Energy, Inc.                                   63,900          3,423,762
--------------------------------------------------------------------------------
Crew Energy, Inc. 1                                  127,729          1,454,309
--------------------------------------------------------------------------------
Cyries Energy, Inc. 1                                 48,100            451,477
--------------------------------------------------------------------------------
Daylight Energy
Trust                                                207,300          1,691,969
--------------------------------------------------------------------------------
Denbury Resources,
Inc. 1,2                                              42,100          1,674,317
--------------------------------------------------------------------------------
Duvernay Oil Corp. 1                                  86,000          2,288,981
--------------------------------------------------------------------------------
Encore Acquisition
Co. 1                                                138,800          5,690,800
--------------------------------------------------------------------------------
Energy Partners Ltd. 1                               258,700          6,780,527
--------------------------------------------------------------------------------
Fairborne Energy
Trust                                                115,600          1,019,001
--------------------------------------------------------------------------------
Fairquest Energy Ltd. 1                               38,494            216,788
--------------------------------------------------------------------------------
Find Energy Ltd. 1,4                                  92,600            309,120
--------------------------------------------------------------------------------
Find Energy Ltd. 1,4                                 371,900          1,241,488
--------------------------------------------------------------------------------
Forest Oil Corp. 1                                    91,500          3,843,000

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Frontier Oil Corp. 2                                 194,000    $     5,693,900
--------------------------------------------------------------------------------
Galleon Energy, Inc.,
Cl. A 1                                               81,600            885,798
--------------------------------------------------------------------------------
Galleon Energy, Inc.,
Subscription
Receipts 1                                            92,500            989,060
--------------------------------------------------------------------------------
General Maritime
Corp. 2                                               56,700          2,404,080
--------------------------------------------------------------------------------
Highpine Oil &
Gas Ltd. 1                                            19,900            337,027
--------------------------------------------------------------------------------
Holly Corp.                                           91,600          4,274,972
--------------------------------------------------------------------------------
Houston
Exploration Co. 1                                    131,400          6,970,770
--------------------------------------------------------------------------------
Innova Exploration
Ltd. 1                                                46,100            269,030
--------------------------------------------------------------------------------
KCS Energy, Inc. 1,2                                 111,000          1,928,070
--------------------------------------------------------------------------------
Ketch Resources
Trust                                                 19,800            184,231
--------------------------------------------------------------------------------
Maritrans, Inc.                                       34,700            938,635
--------------------------------------------------------------------------------
Midnight Oil
Exploration Ltd. 1                                   556,050          1,592,993
--------------------------------------------------------------------------------
Mission Oil &
Gas, Inc. 1                                           74,748            488,071
--------------------------------------------------------------------------------
Mission Oil &
Gas, Inc. 1,5                                         79,100            516,487
--------------------------------------------------------------------------------
Mission Resources
Corp. 1                                               55,300            446,271
--------------------------------------------------------------------------------
Newfield
Exploration Co. 1                                    120,200          4,794,778
--------------------------------------------------------------------------------
Noble Energy, Inc.                                    18,600          1,407,090
--------------------------------------------------------------------------------
OMI Corp. 2                                          158,700          3,016,887
--------------------------------------------------------------------------------
Overseas
Shipholding
Group, Inc.                                           29,300          1,747,745
--------------------------------------------------------------------------------
Paramount
Resources Ltd.,
Cl. A 1                                              312,000          4,578,648
--------------------------------------------------------------------------------
Penn Virginia Corp. 2                                  2,800            125,076
--------------------------------------------------------------------------------
Petroleum
Development
Corp. 1                                              140,680          4,480,658
--------------------------------------------------------------------------------
Pogo Producing Co.                                     4,800            249,216
--------------------------------------------------------------------------------
ProEx Energy Ltd. 1                                   48,100            418,107

                   25 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
ProspEx
Resources Ltd. 1                                     369,740    $     1,047,174
--------------------------------------------------------------------------------
Real Resources, Inc. 1                               186,800          2,515,671
--------------------------------------------------------------------------------
Remington Oil &
Gas Corp. 1,2                                        165,200          5,897,640
--------------------------------------------------------------------------------
Resource America,
Inc., Cl. A 2                                         59,800          2,304,094
--------------------------------------------------------------------------------
Sequoia Oil &
Gas Trust                                              3,475             44,473
--------------------------------------------------------------------------------
Sequoia Oil &
Gas Trust                                             46,400            593,823
--------------------------------------------------------------------------------
Spinnaker
Exploration Co. 1,2                                   30,700          1,089,543
--------------------------------------------------------------------------------
St. Mary Land &
Exploration Co. 2                                    251,300          7,282,674
--------------------------------------------------------------------------------
Stone Energy Corp. 1,2                                70,000          3,423,000
--------------------------------------------------------------------------------
Sunoco, Inc.                                          13,500          1,534,680
--------------------------------------------------------------------------------
Swift Energy Co. 1,2                                 217,400          7,787,268
--------------------------------------------------------------------------------
Tesoro Corp.                                          95,400          4,438,008
--------------------------------------------------------------------------------
Thunder Energy, Inc. 1                               279,863          1,930,168
--------------------------------------------------------------------------------
TKE Energy Trust                                     206,000          1,632,599
--------------------------------------------------------------------------------
TransMontaigne,
Inc. 1,2                                              91,000            955,500
--------------------------------------------------------------------------------
Trilogy Energy Trust                                 201,500          2,945,531
--------------------------------------------------------------------------------
True Energy, Inc. 1                                  185,000            623,612
--------------------------------------------------------------------------------
Tusk Energy Corp. 1                                  387,400          1,685,310
--------------------------------------------------------------------------------
Tusk Energy Corp. 1,5                                275,000          1,196,335
--------------------------------------------------------------------------------
USEC, Inc. 2                                         106,000          1,551,840
--------------------------------------------------------------------------------
Vault Energy Trust                                    11,950            101,924
--------------------------------------------------------------------------------
Vintage Petroleum, Inc.                              185,900          5,664,373
--------------------------------------------------------------------------------
W&T Offshore, Inc.                                    33,100            796,717
--------------------------------------------------------------------------------
West Energy
Ltd. 1                                               161,900            627,673
--------------------------------------------------------------------------------
White Fire Energy
Ltd. 1                                                 3,475              7,459
--------------------------------------------------------------------------------
White Fire Energy
Ltd. 1                                                46,400             99,602
--------------------------------------------------------------------------------
Whiting Petroleum
Corp. 1,2                                            102,300          3,714,513
                                                                ----------------
                                                                    170,356,361

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--15.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.2%
National Financial
Partners Corp.                                       140,900    $     5,514,826
--------------------------------------------------------------------------------
SWS Group, Inc.                                       99,300          1,705,974
                                                                ----------------
                                                                      7,220,800

--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.9%
Amcore Financial,
Inc.                                                   5,800            173,304
--------------------------------------------------------------------------------
AmericanWest
Bancorporation 1,2                                    19,610            391,220
--------------------------------------------------------------------------------
Anchor BanCorp
Wisconsin, Inc. 2                                     36,100          1,092,386
--------------------------------------------------------------------------------
Associated Banc-Corp.                                 44,378          1,493,763
--------------------------------------------------------------------------------
Astoria Financial
Corp.                                                162,650          4,630,646
--------------------------------------------------------------------------------
BancFirst Corp.                                        2,200            191,378
--------------------------------------------------------------------------------
BancorpSouth, Inc. 2                                  72,100          1,701,560
--------------------------------------------------------------------------------
Bank of Hawaii
Corp.                                                 62,600          3,176,950
--------------------------------------------------------------------------------
Bank of the
Ozarks, Inc. 2                                         7,300            239,732
--------------------------------------------------------------------------------
Banner Corp.                                          12,500            350,125
--------------------------------------------------------------------------------
Berkshire Hills
Bancorp, Inc. 2                                       17,000            566,440
--------------------------------------------------------------------------------
BOK Financial Corp.                                    7,900            364,348
--------------------------------------------------------------------------------
Camco Financial
Corp.                                                    500              6,800
--------------------------------------------------------------------------------
Camden National
Corp. 2                                                1,700             55,675
--------------------------------------------------------------------------------
Capital Corp. of
the West 2                                             7,559            209,762
--------------------------------------------------------------------------------
Capitol Bancorp Ltd. 2                                 7,400            248,714
--------------------------------------------------------------------------------
Cathay Bancorp, Inc. 2                                 8,400            283,164
--------------------------------------------------------------------------------
Central Pacific
Financial
Corp. 2                                               38,500          1,370,600
--------------------------------------------------------------------------------
Chemical Financial
Corp. 2                                               17,909            592,967
--------------------------------------------------------------------------------
Chittenden Corp.                                      68,100          1,852,320
--------------------------------------------------------------------------------
Citizens First
Bancorp, Inc.                                         32,700            675,255

                   26 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
City Holding Co.                                      72,600    $     2,651,352
--------------------------------------------------------------------------------
City National Corp.                                   41,400          2,968,794
--------------------------------------------------------------------------------
Columbia Banking
System, Inc. 2                                        65,832          1,620,784
--------------------------------------------------------------------------------
Commerce
Bancshares, Inc.                                      14,200            715,822
--------------------------------------------------------------------------------
Commercial
Federal Corp.                                         41,700          1,404,456
--------------------------------------------------------------------------------
Community Bank
System, Inc. 2                                       239,300          5,836,527
--------------------------------------------------------------------------------
Community Trust
Bancorp, Inc.                                         17,369            568,314
--------------------------------------------------------------------------------
Corus Bankshares,
Inc.                                                  38,700          2,147,463
--------------------------------------------------------------------------------
Dime Community
Bancshares, Inc.                                      53,925            819,660
--------------------------------------------------------------------------------
Downey Financial
Corp.                                                 53,900          3,945,480
--------------------------------------------------------------------------------
F.N.B. Corp. 2                                        11,000            216,150
--------------------------------------------------------------------------------
Fidelity Bankshares,
Inc. 2                                                16,997            450,760
--------------------------------------------------------------------------------
First BanCorp 2                                       42,000          1,686,300
--------------------------------------------------------------------------------
First Citizens
BancShares, Inc.,
Cl. A                                                 10,100          1,459,955
--------------------------------------------------------------------------------
First
Commonwealth
Financial Corp. 2                                    269,000          3,685,300
--------------------------------------------------------------------------------
First Community
Bancorp 2                                             17,300            821,750
--------------------------------------------------------------------------------
First Defiance
Financial Corp.                                       18,700            499,103
--------------------------------------------------------------------------------
First Financial
Bancorp 2                                             35,900            678,510
--------------------------------------------------------------------------------
First Financial Corp. 2                                5,800            166,634
--------------------------------------------------------------------------------
First Financial
Holdings, Inc. 2                                      34,100          1,019,931
--------------------------------------------------------------------------------
First Midwest
Bancorp, Inc. 2                                       30,700          1,079,719
--------------------------------------------------------------------------------
First Place
Financial Corp.                                       65,563          1,317,161
--------------------------------------------------------------------------------
First Republic Bank                                   95,200          3,363,416

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
First South
Bancorp, Inc.                                          4,600    $       146,648
--------------------------------------------------------------------------------
FirstFed Financial
Corp. 1,2                                             95,300          5,680,833
--------------------------------------------------------------------------------
GB&T Bancshares,
Inc. 2                                                 9,200            218,592
--------------------------------------------------------------------------------
Greater Bay Bancorp 2                                 90,300          2,381,211
--------------------------------------------------------------------------------
Greene County
Bancshares, Inc.                                      18,500            505,420
--------------------------------------------------------------------------------
Harbor Florida
Bancshares, Inc. 2                                    89,900          3,365,856
--------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                 73,600          2,442,048
--------------------------------------------------------------------------------
Horizon Financial
Corp. 2                                                1,900             42,180
--------------------------------------------------------------------------------
Independent Bank
Corp. 2                                              102,915          2,926,903
--------------------------------------------------------------------------------
Indymac Mortgage
Holdings, Inc.                                       111,000          4,521,030
--------------------------------------------------------------------------------
ITLA Capital Corp. 1                                   8,700            468,930
--------------------------------------------------------------------------------
MAF Bancorp, Inc.                                     43,800          1,867,194
--------------------------------------------------------------------------------
MainSource Financial
Group, Inc. 2                                         41,380            748,564
--------------------------------------------------------------------------------
Mercantile Bank
Corp.                                                    460             20,226
--------------------------------------------------------------------------------
Mercantile
Bankshares Corp.                                      12,900            664,737
--------------------------------------------------------------------------------
NASB Financial, Inc. 2                                 5,466            239,684
--------------------------------------------------------------------------------
National
Bankshares, Inc.                                       2,100             93,513
--------------------------------------------------------------------------------
NBT Bancorp, Inc. 2                                   17,800            420,792
--------------------------------------------------------------------------------
Net.B@nk, Inc.                                       137,400          1,280,568
--------------------------------------------------------------------------------
Oak Hill Financial,
Inc.                                                   2,300             67,137
--------------------------------------------------------------------------------
Old National
Bancorp 2                                             23,500            502,900
--------------------------------------------------------------------------------
Pacific Capital
Bancorp 2                                            266,199          9,870,659
--------------------------------------------------------------------------------
Parkvale Financial
Corp.                                                  2,700             73,305
--------------------------------------------------------------------------------
PennRock Financial
Services Corp. 2                                      14,380            516,098
--------------------------------------------------------------------------------
People's Bank                                         45,500          1,375,920

                   27 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
PFF Bancorp, Inc.                                    142,520    $     4,316,931
--------------------------------------------------------------------------------
Preferred Bank,
Los Angeles                                            5,100            202,470
--------------------------------------------------------------------------------
PrivateBancorp, Inc. 2                                 9,600            339,648
--------------------------------------------------------------------------------
Provident
Bankshares Corp.                                     121,584          3,879,745
--------------------------------------------------------------------------------
Provident Financial
Holdings, Inc.                                         9,950            279,695
--------------------------------------------------------------------------------
Republic Bancorp,
Inc.                                                  37,132            556,237
--------------------------------------------------------------------------------
Republic Bancorp,
Inc., Cl. A                                           44,266            961,017
--------------------------------------------------------------------------------
Seacoast Banking
Corp. of Florida 2                                    23,270            458,186
--------------------------------------------------------------------------------
Sound Federal
Bancorp, Inc.                                          3,600             58,176
--------------------------------------------------------------------------------
Southside
Bancshares, Inc. 2                                     3,029             62,095
--------------------------------------------------------------------------------
Southwest
Bancorp, Inc.                                         31,400            643,072
--------------------------------------------------------------------------------
State Bancorp, Inc. 2                                 13,973            316,069
--------------------------------------------------------------------------------
State Financial
Services Corp.                                        86,800          3,494,568
--------------------------------------------------------------------------------
Sterling Bancorp 2                                    35,290            753,442
--------------------------------------------------------------------------------
Sterling Bancshares,
Inc.                                                  36,300            564,828
--------------------------------------------------------------------------------
Sterling Financial
Corp. 1                                              204,322          7,641,643
--------------------------------------------------------------------------------
SVB Financial
Group 1,2                                            158,200          7,577,780
--------------------------------------------------------------------------------
TierOne Corp. 2                                       57,800          1,568,114
--------------------------------------------------------------------------------
UMB Financial Corp.                                    1,100             62,733
--------------------------------------------------------------------------------
Union Bankshares
Corp. 2                                               10,400            401,648
--------------------------------------------------------------------------------
United Community
Financial Corp. 2                                     10,200            111,588
--------------------------------------------------------------------------------
Vineyard National
Bancorp Co. 2                                          5,300            167,268
--------------------------------------------------------------------------------
W. Holding Co., Inc.                                  67,700            691,894
--------------------------------------------------------------------------------
Washington
Federal, Inc.                                         10,200            239,904

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Webster Financial
Corp.                                                 50,800    $     2,371,852
--------------------------------------------------------------------------------
WesBanco, Inc. 2                                      17,800            534,356
--------------------------------------------------------------------------------
Whitney Holding
Corp.                                                 33,100          1,080,053
--------------------------------------------------------------------------------
Wilmington Trust
Corp.                                                 20,000            720,200
--------------------------------------------------------------------------------
WSFS Financial
Corp.                                                 48,900          2,675,319
                                                                ----------------
                                                                    141,961,929

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.1%
ASTA Funding, Inc. 2                                 102,800          2,855,784
--------------------------------------------------------------------------------
Dollar Financial
Corp. 1,2                                             11,937            126,652
--------------------------------------------------------------------------------
Nelnet, Inc., Cl. A 1,2                               44,200          1,470,534
                                                                ----------------
                                                                      4,452,970

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.0%
Advanta Corp., Cl. B 2                               109,470          3,082,675
--------------------------------------------------------------------------------
Affiliated Managers
Group, Inc. 1,2                                       94,350          6,446,936
--------------------------------------------------------------------------------
American Capital
Strategies Ltd. 2                                    129,000          4,658,190
--------------------------------------------------------------------------------
AmeriCredit Corp. 1                                  183,900          4,689,450
--------------------------------------------------------------------------------
Apollo Investment
Corp.                                                147,700          2,722,111
--------------------------------------------------------------------------------
Cash America
International, Inc.                                   50,200          1,010,024
--------------------------------------------------------------------------------
CompuCredit Corp. 1,2                                188,400          6,458,352
--------------------------------------------------------------------------------
E*TRADE Financial
Corp. 1                                               71,400            998,886
--------------------------------------------------------------------------------
Encore Capital
Group, Inc. 1,2                                       24,600            418,200
--------------------------------------------------------------------------------
First Cash Financial
Services, Inc. 1                                      36,900            788,553
--------------------------------------------------------------------------------
Gabelli Asset
Management, Inc. 2                                    52,200          2,306,718
--------------------------------------------------------------------------------
Investment
Technology Group,
Inc. 1,2                                             294,800          6,196,696
--------------------------------------------------------------------------------
Jefferies Group, Inc. 2                               14,400            545,616

                   28 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
Ladenburg Thalmann
Financial Services,
Inc. 1                                                 9,312    $         5,308
--------------------------------------------------------------------------------
Lazard Ltd., Cl. A 1                                  46,200          1,074,150
--------------------------------------------------------------------------------
Medallion Financial
Corp.                                                 13,500            127,575
--------------------------------------------------------------------------------
Metris Cos., Inc. 1                                  139,400          2,015,724
--------------------------------------------------------------------------------
Nasdaq Stock
Market, Inc. 1                                         9,800            184,828
--------------------------------------------------------------------------------
Piper Jaffray Cos.,
Inc. 1                                                34,800          1,058,964
--------------------------------------------------------------------------------
Providian Financial
Corp. 1                                              147,800          2,605,714
--------------------------------------------------------------------------------
Raymond James
Financial, Inc.                                       25,000            706,250
--------------------------------------------------------------------------------
Sanders Morris
Harris Group, Inc. 2                                  45,700            786,040
--------------------------------------------------------------------------------
Student Loan Corp.
(The)                                                 11,900          2,615,620
--------------------------------------------------------------------------------
United PanAm
Financial Corp. 1,2                                    8,500            232,985
--------------------------------------------------------------------------------
WFS Financial, Inc.                                   51,000          2,586,210
--------------------------------------------------------------------------------
World Acceptance
Corp. 1                                               94,100          2,827,705
                                                                ----------------
                                                                     57,149,480

--------------------------------------------------------------------------------
INSURANCE--5.7%
21st Century
Insurance Group 2                                     10,300            152,852
--------------------------------------------------------------------------------
Affirmative
Insurance Holdings,
Inc.                                                  40,204            637,233
--------------------------------------------------------------------------------
Alfa Corp. 2                                          59,300            872,896
--------------------------------------------------------------------------------
Allmerica Financial
Corp. 1                                               71,500          2,651,935
--------------------------------------------------------------------------------
American Equity
Investment Life
Holding Co. 2                                        104,100          1,236,708
--------------------------------------------------------------------------------
American Financial
Group, Inc.                                           53,900          1,806,728
--------------------------------------------------------------------------------
American Physicians
Capital, Inc. 1                                       41,400          1,538,010
--------------------------------------------------------------------------------
AmerUs Group Co. 2                                   133,100          6,395,455

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Arch Capital
Group Ltd. 1                                          92,200    $     4,153,610
--------------------------------------------------------------------------------
Argonaut Group,
Inc. 1,2                                              72,800          1,680,952
--------------------------------------------------------------------------------
Aspen Insurance
Holdings Ltd.                                        111,200          3,064,672
--------------------------------------------------------------------------------
Assurant, Inc.                                       107,400          3,877,140
--------------------------------------------------------------------------------
Baldwin & Lyons,
Inc., Cl. B, Non-Vtg. 2                                3,800             91,580
--------------------------------------------------------------------------------
Berkley (W.R.) Corp.                                  78,600          2,804,448
--------------------------------------------------------------------------------
Bristol West
Holdings, Inc. 2                                      38,100            697,230
--------------------------------------------------------------------------------
Clark, Inc.                                            7,400            106,042
--------------------------------------------------------------------------------
Commerce Group,
Inc. (The)                                            63,800          3,962,618
--------------------------------------------------------------------------------
Delphi Financial
Group, Inc., Cl. A                                    95,650          4,222,948
--------------------------------------------------------------------------------
Direct General Corp. 2                                20,800            387,088
--------------------------------------------------------------------------------
Donegal Group,
Inc., Cl. A 2                                         62,700          1,251,492
--------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                                        1,156             41,258
--------------------------------------------------------------------------------
First American
Corp. (The)                                          105,400          4,230,756
--------------------------------------------------------------------------------
FPIC Insurance
Group, Inc. 1,2                                       63,700          1,868,321
--------------------------------------------------------------------------------
Great American
Financial Resources,
Inc.                                                  15,300            303,093
--------------------------------------------------------------------------------
HCC Insurance
Holdings, Inc.                                        99,300          3,760,491
--------------------------------------------------------------------------------
Hilb, Rogal &
Hamilton Co. 2                                        98,900          3,402,160
--------------------------------------------------------------------------------
Horace Mann
Educators Corp.                                      287,600          5,412,632
--------------------------------------------------------------------------------
Independence
Holding Co. 2                                          7,160            126,374
--------------------------------------------------------------------------------
Infinity Property
& Casualty Corp. 2                                   116,000          4,046,080
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                      9,700            384,314
--------------------------------------------------------------------------------
LandAmerica
Financial Group,
Inc. 2                                               137,300          8,151,501

                   29 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Markel Corp. 1                                         6,300    $     2,135,700
--------------------------------------------------------------------------------
Meadowbrook
Insurance Group,
Inc. 1                                                   100                524
--------------------------------------------------------------------------------
Mercury General
Corp.                                                 16,400            894,128
--------------------------------------------------------------------------------
National Western
Life Insurance
Co., Cl. A 1                                           4,200            814,338
--------------------------------------------------------------------------------
Odyssey Re
Holdings Corp. 2                                     141,400          3,489,752
--------------------------------------------------------------------------------
Ohio Casualty Corp.                                  308,000          7,447,440
--------------------------------------------------------------------------------
Old Republic
International Corp.                                  115,300          2,915,937
--------------------------------------------------------------------------------
Partnerre Holdings
Ltd.                                                  26,200          1,687,804
--------------------------------------------------------------------------------
Philadelphia
Consolidated
Holding Co. 1                                         56,100          4,755,036
--------------------------------------------------------------------------------
Phoenix Cos., Inc.
(The) 2                                              227,900          2,712,010
--------------------------------------------------------------------------------
Presidential Life
Corp. 2                                               12,600            215,586
--------------------------------------------------------------------------------
ProAssurance Corp. 1                                  75,400          3,148,704
--------------------------------------------------------------------------------
ProCentury Corp.                                     126,600          1,269,798
--------------------------------------------------------------------------------
Protective Life Corp.                                 63,100          2,664,082
--------------------------------------------------------------------------------
Pxre Group Ltd.                                        9,500            239,590
--------------------------------------------------------------------------------
Reinsurance Group
of America, Inc.                                      35,300          1,641,803
--------------------------------------------------------------------------------
RLI Corp. 2                                          131,300          5,855,980
--------------------------------------------------------------------------------
Safety Insurance
Group, Inc. 2                                         75,700          2,555,632
--------------------------------------------------------------------------------
Selective Insurance
Group, Inc. 2                                        154,700          7,665,385
--------------------------------------------------------------------------------
StanCorp Financial
Group, Inc.                                           73,100          5,597,998
--------------------------------------------------------------------------------
State Auto
Financial Corp.                                       84,000          2,607,360
--------------------------------------------------------------------------------
Stewart Information
Services Corp. 2                                      95,300          4,002,600
--------------------------------------------------------------------------------
Triad Guaranty, Inc. 1,2                               5,600            282,184
--------------------------------------------------------------------------------
UICI                                                  83,500          2,485,795

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
United America
Indemnity Ltd.,
Cl. A 1                                               14,357    $       246,797
--------------------------------------------------------------------------------
United Fire &
Casualty Co. 2                                       105,600          4,690,752
--------------------------------------------------------------------------------
Unitrin, Inc.                                         78,400          3,849,440
--------------------------------------------------------------------------------
Universal American
Financial Corp. 1,2                                  356,600          8,066,292
--------------------------------------------------------------------------------
Vesta Insurance
Group, Inc. 2                                         37,900             98,540
--------------------------------------------------------------------------------
Zenith National
Insurance Corp.                                      113,100          7,674,966
                                                                ----------------
                                                                    165,030,570

--------------------------------------------------------------------------------
REAL ESTATE--2.1%
Acadia Realty Trust                                   14,100            262,965
--------------------------------------------------------------------------------
Agree Realty Corp.                                    56,600          1,712,150
--------------------------------------------------------------------------------
Alexandria Real
Estate Equities, Inc.                                 13,000            954,850
--------------------------------------------------------------------------------
Amli Residential
Properties Trust 2                                     9,200            287,592
--------------------------------------------------------------------------------
Arden Realty, Inc.                                    29,800          1,072,204
--------------------------------------------------------------------------------
Associated Estates
Realty Corp.                                          23,200            214,136
--------------------------------------------------------------------------------
Brandywine Realty
Trust                                                 55,900          1,713,335
--------------------------------------------------------------------------------
Camden Property
Trust                                                  8,600            462,250
--------------------------------------------------------------------------------
Capital Automotive
REIT                                                  18,800            717,596
--------------------------------------------------------------------------------
Capital Trust, Cl. A                                     100              3,341
--------------------------------------------------------------------------------
Capstead Mortgage
Corp. 2                                               14,100            116,748
--------------------------------------------------------------------------------
CarrAmerica
Realty Corp.                                          23,300            842,994
--------------------------------------------------------------------------------
CBL & Associates
Properties, Inc.                                      31,600          1,361,012
--------------------------------------------------------------------------------
Colonial Properties
Trust 2                                               18,326            806,344
--------------------------------------------------------------------------------
Consolidated-Tomoka
Land Co. 2                                            15,700          1,350,200
--------------------------------------------------------------------------------
Corporate Office
Properties Trust                                      37,100          1,092,595

                   30 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE Continued
Correctional
Properties Trust                                      14,900    $       421,670
--------------------------------------------------------------------------------
CRT Properties, Inc.                                  18,800            513,240
--------------------------------------------------------------------------------
Entertainment
Properties Trust                                       6,400            294,400
--------------------------------------------------------------------------------
Equity Inns, Inc.                                    113,100          1,504,230
--------------------------------------------------------------------------------
Federal Realty
Investment Trust                                      15,700            926,300
--------------------------------------------------------------------------------
First Industrial
Realty Trust, Inc. 2                                  32,600          1,300,740
--------------------------------------------------------------------------------
Forest City
Enterprises, Inc.,
Cl. A                                                 10,100            717,100
--------------------------------------------------------------------------------
Friedman, Billings,
Ramsey Group,
Inc., Cl. A 2                                         46,300            662,090
--------------------------------------------------------------------------------
Getty Realty Corp. 2                                  23,800            659,260
--------------------------------------------------------------------------------
Glenborough Realty
Trust, Inc.                                            9,400            193,546
--------------------------------------------------------------------------------
Glimcher Realty
Trust 2                                               24,900            690,975
--------------------------------------------------------------------------------
Health Care REIT,
Inc. 2                                                37,600          1,417,144
--------------------------------------------------------------------------------
Healthcare Realty
Trust, Inc. 2                                         37,300          1,440,153
--------------------------------------------------------------------------------
Heritage Property
Investment Trust 2                                    25,000            875,500
--------------------------------------------------------------------------------
Highwoods
Properties, Inc.                                      28,200            839,232
--------------------------------------------------------------------------------
HRPT Properties
Trust                                                 50,700            630,201
--------------------------------------------------------------------------------
Jones Lang LaSalle,
Inc. 1                                               136,600          6,041,818
--------------------------------------------------------------------------------
Kilroy Realty Corp.                                   26,100          1,239,489
--------------------------------------------------------------------------------
Lexington Corporate
Properties Trust                                      69,900          1,699,269
--------------------------------------------------------------------------------
LTC Properties, Inc.                                  12,200            252,540
--------------------------------------------------------------------------------
Macerich Co. (The)                                     6,400            429,120
--------------------------------------------------------------------------------
Mack-Cali Realty
Corp.                                                 18,800            851,640
--------------------------------------------------------------------------------
Maguire
Properties, Inc.                                      16,900            478,946

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE Continued
Mid-America
Apartment
Communities, Inc.                                     28,100    $     1,276,302
--------------------------------------------------------------------------------
Mills Corp.                                           23,500          1,428,565
--------------------------------------------------------------------------------
Nationwide Health
Properties, Inc.                                      47,100          1,112,031
--------------------------------------------------------------------------------
Omega Healthcare
Investors, Inc.                                       14,100            181,326
--------------------------------------------------------------------------------
Pan Pacific Retail
Properties, Inc.                                      16,000          1,062,080
--------------------------------------------------------------------------------
Parkway
Properties, Inc. 2                                     5,500            275,055
--------------------------------------------------------------------------------
Pennsylvania Real
Estate Investment
Trust 2                                               36,300          1,724,250
--------------------------------------------------------------------------------
Prentiss Properties
Trust                                                  6,800            247,792
--------------------------------------------------------------------------------
PS Business Parks, Inc.                                6,600            293,370
--------------------------------------------------------------------------------
RAIT Investment
Trust 2                                                7,400            221,630
--------------------------------------------------------------------------------
Ramco-Gershenson
Properties Trust 2                                    26,500            775,920
--------------------------------------------------------------------------------
Realty Income Corp. 2                                 18,500            463,240
--------------------------------------------------------------------------------
Redwood Trust, Inc.                                    9,400            485,040
--------------------------------------------------------------------------------
Regency Centers
Corp.                                                  9,700            554,840
--------------------------------------------------------------------------------
Senior Housing
Properties Trust 2                                    40,000            756,400
--------------------------------------------------------------------------------
Simon Property
Group, Inc.                                            1,702            123,378
--------------------------------------------------------------------------------
SL Green Realty
Corp.                                                 14,100            909,450
--------------------------------------------------------------------------------
Spirit Finance Corp.                                 154,000          1,809,500
--------------------------------------------------------------------------------
Stratus Properties,
Inc. 1                                                16,466            293,095
--------------------------------------------------------------------------------
Tanger Factory
Outlet Centers, Inc.                                  67,800          1,825,854
--------------------------------------------------------------------------------
Town & Country
Trust 2                                               11,300            322,163
--------------------------------------------------------------------------------
Trammell Crow Co. 1                                  157,800          3,825,072
--------------------------------------------------------------------------------
Trizec Properties,
Inc.                                                  18,900            388,773

                   31 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE Continued
United Capital
Corp. 1                                                3,500    $        90,825
--------------------------------------------------------------------------------
United Dominion
Realty Trust, Inc.                                    27,800            668,590
--------------------------------------------------------------------------------
Ventas, Inc.                                          23,500            709,700
--------------------------------------------------------------------------------
W.P. Carey & Co. LLC                                  16,800            491,904
--------------------------------------------------------------------------------
Weingarten Realty
Investors                                             22,100            866,762
                                                                ----------------
                                                                     60,231,822

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.4%
Accredited Home
Lenders Holding
Co. 1,2                                               76,300          3,357,200
--------------------------------------------------------------------------------
Bank Mutual Corp. 2                                  163,694          1,810,456
--------------------------------------------------------------------------------
Clifton Savings Bancorp, Inc. 2                       10,000            105,600
--------------------------------------------------------------------------------
Fremont General Corp. 2                              126,300          3,072,879
--------------------------------------------------------------------------------
PMI Group, Inc.
(The)                                                 11,600            452,168
--------------------------------------------------------------------------------
Radian Group, Inc.                                    37,900          1,789,638
                                                                ----------------
                                                                     10,587,941

--------------------------------------------------------------------------------
HEALTH CARE--11.3%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.9%
Affymetrix, Inc. 1,2                                  12,000            647,160
--------------------------------------------------------------------------------
Albany Molecular
Research, Inc. 1                                      29,200            408,800
--------------------------------------------------------------------------------
Alexion
Pharmaceuticals,
Inc. 1,2                                              27,700            638,208
--------------------------------------------------------------------------------
Applera Corp./
Applied Biosystems
Group                                                172,200          3,387,174
--------------------------------------------------------------------------------
Arena
Pharmaceuticals,
Inc. 1                                                72,300            493,086
--------------------------------------------------------------------------------
Array BioPharma,
Inc. 1,2                                             235,500          1,483,650
--------------------------------------------------------------------------------
BioMarin
Pharmaceutical, Inc. 1                                41,400            310,086
--------------------------------------------------------------------------------
Bone Care
International, Inc. 1                                 23,400            771,498

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
BIOTECHNOLOGY Continued
Caliper Life
Sciences, Inc. 1                                       1,500    $         8,400
--------------------------------------------------------------------------------
Enzo Biochem, Inc. 2                                  15,400            276,122
--------------------------------------------------------------------------------
ID Biomedical Corp. 1                                 60,100            982,034
--------------------------------------------------------------------------------
ImmunoGen, Inc. 1,2                                   35,100            203,229
--------------------------------------------------------------------------------
Invitrogen Corp. 1,2                                  48,100          4,006,249
--------------------------------------------------------------------------------
Medarex, Inc. 1,2                                     27,700            230,741
--------------------------------------------------------------------------------
Myriad Genetics,
Inc. 1,2                                              78,800          1,233,220
--------------------------------------------------------------------------------
Northfield
Laboratories, Inc. 1                                  17,400            248,994
--------------------------------------------------------------------------------
Orchid Cellmark,
Inc. 1,2                                              69,500            751,295
--------------------------------------------------------------------------------
Techne Corp. 1,2                                      83,700          3,842,667
--------------------------------------------------------------------------------
Third Wave
Technologies, Inc. 1                                 244,400            960,492
--------------------------------------------------------------------------------
United
Therapeutics Corp. 1,2                                86,800          4,183,760
--------------------------------------------------------------------------------
Vertex
Pharmaceuticals,
Inc. 1                                                23,000            387,320
                                                                ----------------
                                                                     25,454,185

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.1%
ABIOMED, Inc. 1,2                                        824              7,045
--------------------------------------------------------------------------------
Adeza Biomedical
Corp. 1,2                                             19,500            331,110
--------------------------------------------------------------------------------
Advanced Medical
Optics, Inc. 1                                        60,966          2,423,399
--------------------------------------------------------------------------------
American Medical
Systems Holdings,
Inc. 1                                               217,100          4,483,115
--------------------------------------------------------------------------------
Analogic Corp.                                         8,200            412,624
--------------------------------------------------------------------------------
Anika Therapeutics,
Inc. 1,2                                              78,500            901,965
--------------------------------------------------------------------------------
Arrow International,
Inc.                                                  53,600          1,709,840
--------------------------------------------------------------------------------
Aspect Medical
Systems, Inc. 1,2                                    120,100          3,571,774
--------------------------------------------------------------------------------
Bausch & Lomb, Inc.                                   44,800          3,718,400
--------------------------------------------------------------------------------
Bio-Rad
Laboratories,
Inc., Cl. A 1                                         22,900          1,355,909

                   32 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
ConMed Corp. 1,2                                     153,100    $     4,710,887
--------------------------------------------------------------------------------
Conor Medsystems,
Inc. 1,2                                              18,700            287,045
--------------------------------------------------------------------------------
Cutera, Inc. 1,2                                      30,900            536,115
--------------------------------------------------------------------------------
Dade Behring
Holdings, Inc.                                        40,900          2,658,909
--------------------------------------------------------------------------------
Dentsply
International, Inc.                                   30,500          1,647,000
--------------------------------------------------------------------------------
DJ Orthopedics, Inc. 1,2                             103,900          2,849,977
--------------------------------------------------------------------------------
Edwards
Lifesciences Corp. 1                                  68,200          2,933,964
--------------------------------------------------------------------------------
Haemonetics Corp. 1,2                                145,000          5,892,800
--------------------------------------------------------------------------------
HealthTronics, Inc. 1,2                               75,500            980,745
--------------------------------------------------------------------------------
Hologic, Inc. 1,2                                    130,388          5,182,923
--------------------------------------------------------------------------------
ICU Medical, Inc. 1                                    6,500            209,105
--------------------------------------------------------------------------------
Inamed Corp. 1                                        12,450            833,777
--------------------------------------------------------------------------------
Intuitive Surgical,
Inc. 1,2                                              93,000          4,337,520
--------------------------------------------------------------------------------
Kensey Nash Corp. 1,2                                 13,986            422,937
--------------------------------------------------------------------------------
Lifecore
Biomedical, Inc. 1                                     3,200             34,880
--------------------------------------------------------------------------------
Lifeline Systems,
Inc. 1,2                                              55,300          1,776,236
--------------------------------------------------------------------------------
Matthews
International
Corp., Cl. A 2                                        58,500          2,279,160
--------------------------------------------------------------------------------
Medical Action
Industries, Inc. 1                                    23,700            423,045
--------------------------------------------------------------------------------
Mentor Corp. 2                                       143,000          5,931,640
--------------------------------------------------------------------------------
Meridian
Bioscience, Inc.                                     151,500          2,870,925
--------------------------------------------------------------------------------
NuVasive, Inc. 1,2                                    27,600            458,712
--------------------------------------------------------------------------------
OraSure
Technologies, Inc. 1,2                                63,000            629,370
--------------------------------------------------------------------------------
Palomar Medical
Technologies, Inc. 1,2                                18,168            434,579
--------------------------------------------------------------------------------
ResMed, Inc. 1,2                                      18,800          1,240,612
--------------------------------------------------------------------------------
Respironics, Inc. 1                                   35,200          1,271,072
--------------------------------------------------------------------------------
SonoSite, Inc. 1,2                                    39,700          1,232,288
--------------------------------------------------------------------------------
SurModics, Inc. 1,2                                   29,700          1,288,089
--------------------------------------------------------------------------------
Sybron Dental
Specialties, Inc. 1                                  139,900          5,263,038

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Thermo Electron
Corp. 1                                               27,500    $       738,925
--------------------------------------------------------------------------------
Thoratec Corp. 1                                       9,300            142,662
--------------------------------------------------------------------------------
Varian, Inc. 1                                        62,500          2,361,875
--------------------------------------------------------------------------------
Ventana Medical
Systems, Inc. 1,2                                    119,200          4,795,416
--------------------------------------------------------------------------------
Viasys Healthcare,
Inc. 1                                                97,100          2,193,489
--------------------------------------------------------------------------------
Vital Signs, Inc.                                     12,600            545,832
--------------------------------------------------------------------------------
West Pharmaceutical
Services, Inc. 2                                      69,300          1,943,865
                                                                ----------------
                                                                     90,254,595

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--6.4%
Advisory Board
Co. (The) 1,2                                         11,700            570,258
--------------------------------------------------------------------------------
Alderwoods
Group, Inc. 1                                          4,000             57,480
--------------------------------------------------------------------------------
Allscripts Healthcare
Solutions, Inc. 1,2                                  294,400          4,889,984
--------------------------------------------------------------------------------
America Service
Group, Inc. 1                                         24,800            393,080
--------------------------------------------------------------------------------
American
Healthways, Inc. 1,2                                 200,200          8,462,454
--------------------------------------------------------------------------------
American
Retirement Corp. 1,2                                  91,600          1,339,192
--------------------------------------------------------------------------------
AMERIGROUP
Corp. 1                                               13,600            546,720
--------------------------------------------------------------------------------
AMN Healthcare
Services, Inc. 1,2                                    65,100            978,453
--------------------------------------------------------------------------------
AmSurg Corp. 1,2                                      81,600          2,259,504
--------------------------------------------------------------------------------
Apria Healthcare
Group, Inc. 1                                        186,200          6,449,968
--------------------------------------------------------------------------------
Beverly Enterprises,
Inc. 1,2                                             516,500          6,580,210
--------------------------------------------------------------------------------
Bio-Reference
Laboratories, Inc. 1                                  58,074            806,067
--------------------------------------------------------------------------------
Cantel Medical
Corp. 1,2                                             30,800            503,888
--------------------------------------------------------------------------------
Cerner Corp. 1,2                                      48,700          3,310,139
--------------------------------------------------------------------------------
Chemed Corp.                                         128,500          5,253,080
--------------------------------------------------------------------------------
Community Health
Systems, Inc. 1                                       82,700          3,125,233

                   33 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Computer Programs
& Systems, Inc.                                       74,900    $     2,791,523
--------------------------------------------------------------------------------
CorVel Corp. 1                                         4,050            101,736
--------------------------------------------------------------------------------
Covance, Inc. 1                                       43,400          1,947,358
--------------------------------------------------------------------------------
Coventry Health
Care, Inc. 1                                           4,000            283,000
--------------------------------------------------------------------------------
Cross Country
Healthcare, Inc. 1,2                                  75,700          1,286,900
--------------------------------------------------------------------------------
Dendrite
International, Inc. 1,2                               35,200            485,760
--------------------------------------------------------------------------------
Emageon, Inc. 1,2                                     30,500            427,305
--------------------------------------------------------------------------------
Genesis HealthCare
Corp. 1,2                                            174,428          8,072,528
--------------------------------------------------------------------------------
Gentiva Health
Services, Inc. 1,2                                   152,200          2,718,292
--------------------------------------------------------------------------------
Health Net, Inc. 1                                    97,900          3,735,864
--------------------------------------------------------------------------------
HealthExtras, Inc. 1,2                                16,800            337,176
--------------------------------------------------------------------------------
Horizon Health
Corp. 1                                                4,000             93,560
--------------------------------------------------------------------------------
Humana, Inc. 1                                        67,400          2,678,476
--------------------------------------------------------------------------------
IDX Systems Corp. 1                                   44,600          1,344,244
--------------------------------------------------------------------------------
Kindred
Healthcare, Inc. 1,2                                 216,600          8,579,526
--------------------------------------------------------------------------------
LCA-Vision, Inc. 2                                   153,186          7,423,394
--------------------------------------------------------------------------------
LHC Group, Inc. 1,2                                  120,100          2,183,418
--------------------------------------------------------------------------------
Lincare Holdings,
Inc. 1                                                92,100          3,761,364
--------------------------------------------------------------------------------
Magellan Health
Services, Inc. 1                                       8,200            289,542
--------------------------------------------------------------------------------
Manor Care, Inc.                                      61,100          2,427,503
--------------------------------------------------------------------------------
Matria Healthcare,
Inc. 1,2                                              84,749          2,731,460
--------------------------------------------------------------------------------
MedCath Corp. 1,2                                     91,200          2,534,448
--------------------------------------------------------------------------------
Merge Technologies,
Inc. 1,2                                              43,000            806,250
--------------------------------------------------------------------------------
National HealthCare
Corp. 2                                               15,000            529,650
--------------------------------------------------------------------------------
National Medical
Health Card Systems,
Inc. 1                                                13,700            329,622
--------------------------------------------------------------------------------
Option Care, Inc. 2                                  248,750          3,507,375
--------------------------------------------------------------------------------
Owens & Minor, Inc.                                  195,500          6,324,425

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
PacifiCare Health
Systems, Inc. 1                                       48,300    $     3,451,035
--------------------------------------------------------------------------------
Parexel International
Corp. 1,2                                             99,900          1,983,015
--------------------------------------------------------------------------------
Pediatrix Medical
Group, Inc. 1                                        117,400          8,633,596
--------------------------------------------------------------------------------
Per-Se
Technologies, Inc. 1,2                               160,100          3,365,302
--------------------------------------------------------------------------------
Pharmaceutical
Product
Development, Inc. 1                                   22,200          1,040,292
--------------------------------------------------------------------------------
PRA International 1                                    7,300            195,494
--------------------------------------------------------------------------------
PSS World Medical,
Inc. 1,2                                             105,200          1,309,740
--------------------------------------------------------------------------------
RehabCare Group,
Inc. 1                                               101,000          2,699,730
--------------------------------------------------------------------------------
Res-Care, Inc. 1,2                                    84,300          1,143,108
--------------------------------------------------------------------------------
Service Corp.
International                                        328,200          2,632,164
--------------------------------------------------------------------------------
Sierra Health
Services, Inc. 1,2                                   124,200          8,875,332
--------------------------------------------------------------------------------
Stewart
Enterprises, Inc.                                    504,300          3,298,122
--------------------------------------------------------------------------------
Sunrise Senior
Living, Inc. 1,2                                     140,000          7,557,200
--------------------------------------------------------------------------------
Triad Hospitals, Inc. 1                               84,900          4,638,936
--------------------------------------------------------------------------------
Trizetto Group, Inc. 1                               136,500          1,912,365
--------------------------------------------------------------------------------
U.S. Physical
Therapy, Inc. 1                                        6,400            122,752
--------------------------------------------------------------------------------
United Surgical
Partners
International, Inc. 1,2                              188,400          9,811,872
--------------------------------------------------------------------------------
Universal Health
Services, Inc., Cl. B                                 48,800          3,034,384
--------------------------------------------------------------------------------
VCA Antech, Inc. 1                                   196,400          4,762,700
--------------------------------------------------------------------------------
WellChoice, Inc. 1                                    43,900          3,049,733
                                                                ----------------
                                                                    186,774,281

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.9%
Alpharma, Inc., Cl. A 2                               76,900          1,112,743
--------------------------------------------------------------------------------
Barr Pharmaceuticals,
Inc. 1                                                84,900          4,138,026

                   34 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Caraco
Pharmaceutical
Laboratories Ltd. 1                                   20,800    $       178,464
--------------------------------------------------------------------------------
CNS, Inc. 2                                           49,500          1,131,075
--------------------------------------------------------------------------------
DOV
Pharmaceutical, Inc. 1,2                               7,600            141,816
--------------------------------------------------------------------------------
Encysive
Pharmaceuticals, Inc. 1                              142,800          1,543,668
--------------------------------------------------------------------------------
Endo Pharmaceuticals
Holdings, Inc. 1,2                                    43,300          1,137,924
--------------------------------------------------------------------------------
First Horizon
Pharmaceutical
Corp. 1,2                                            160,400          3,054,016
--------------------------------------------------------------------------------
Hi-Tech Pharmacal
Co., Inc. 1                                           82,400          2,625,264
--------------------------------------------------------------------------------
Kos Pharmaceuticals,
Inc. 1,2                                              44,100          2,888,550
--------------------------------------------------------------------------------
Medicis
Pharmaceutical
Corp., Cl. A 2                                       261,600          8,300,568
--------------------------------------------------------------------------------
Perrigo Co.                                            1,200             16,728
                                                                ----------------
                                                                     26,268,842

--------------------------------------------------------------------------------
INDUSTRIALS--16.6%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.2%
AAR Corp. 1                                           59,900            941,029
--------------------------------------------------------------------------------
Astronics Corp.,
Cl. B 1                                                7,900             69,915
--------------------------------------------------------------------------------
Aviall, Inc. 1                                       141,900          4,482,621
--------------------------------------------------------------------------------
BE Aerospace, Inc. 1                                  65,500          1,023,765
--------------------------------------------------------------------------------
DRS Technologies,
Inc.                                                  83,200          4,266,496
--------------------------------------------------------------------------------
ESCO Technologies,
Inc. 1,2                                              68,400          6,894,720
--------------------------------------------------------------------------------
Goodrich Corp.                                       107,700          4,411,392
--------------------------------------------------------------------------------
HEICO Corp., Cl. A                                       750             13,515
--------------------------------------------------------------------------------
Innovative Solutions
& Support, Inc. 1,2                                  104,849          3,519,781
--------------------------------------------------------------------------------
Moog, Inc., Cl. A 1,2                                 83,400          2,626,266
--------------------------------------------------------------------------------
Precision Castparts
Corp.                                                 17,700          1,378,830
--------------------------------------------------------------------------------
Teledyne
Technologies, Inc. 1                                 148,100          4,825,098

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
Triumph Group, Inc. 1                                  1,900    $        66,044
                                                                ----------------
                                                                     34,519,472

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.1%
ABX Air, Inc. 1                                      183,700          1,497,155
--------------------------------------------------------------------------------
Dynamex, Inc. 1                                       38,200            650,928
--------------------------------------------------------------------------------
Forward Air Corp.                                     34,050            962,594
--------------------------------------------------------------------------------
Hub Group, Inc.,
Cl. A 1                                                8,100            202,905
--------------------------------------------------------------------------------
Park-Ohio
Holdings Corp. 1                                       4,700             78,349
                                                                ----------------
                                                                      3,391,931

--------------------------------------------------------------------------------
AIRLINES--0.6%
Alaska Air
Group, Inc. 1,2                                      212,500          6,321,875
--------------------------------------------------------------------------------
AMR Corp. 1,2                                        128,400          1,554,924
--------------------------------------------------------------------------------
Continental
Airlines, Inc., Cl. B 1,2                            137,500          1,826,000
--------------------------------------------------------------------------------
ExpressJet
Holdings, Inc. 1,2                                   189,900          1,616,049
--------------------------------------------------------------------------------
Frontier Airlines,
Inc. 1,2                                             134,400          1,388,352
--------------------------------------------------------------------------------
Hawaiian Holdings,
Inc. 1                                                64,000            259,840
--------------------------------------------------------------------------------
Mesa Air Group,
Inc. 1,2                                             234,700          1,574,837
--------------------------------------------------------------------------------
Pinnacle Airlines
Corp. 1,2                                             30,000            257,700
--------------------------------------------------------------------------------
SkyWest, Inc.                                        112,800          2,050,704
--------------------------------------------------------------------------------
World Air
Holdings, Inc. 1                                      54,000            632,880
                                                                ----------------
                                                                     17,483,161

--------------------------------------------------------------------------------
BUILDING PRODUCTS--1.0%
Apogee Enterprises,
Inc.                                                 101,600          1,561,592
--------------------------------------------------------------------------------
Builders FirstSource,
Inc. 1,2                                             374,900          6,073,380
--------------------------------------------------------------------------------
Crane Co.                                             53,200          1,399,160
--------------------------------------------------------------------------------
Lennox International,
Inc. 2                                               325,100          6,882,367

                   35 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
BUILDING PRODUCTS Continued
NCI Building
Systems, Inc. 1,2                                     22,600    $       741,280
--------------------------------------------------------------------------------
Universal Forest
Products, Inc. 2                                      87,200          3,614,440
--------------------------------------------------------------------------------
USG Corp. 1,2                                        126,300          5,367,750
--------------------------------------------------------------------------------
Watsco, Inc.                                          79,100          3,369,660
                                                                ----------------
                                                                     29,009,629

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--5.3%
ABM Industries, Inc.                                 104,000          2,028,000
--------------------------------------------------------------------------------
Adesa, Inc.                                           87,400          1,902,698
--------------------------------------------------------------------------------
Administaff, Inc. 2                                  179,400          4,262,544
--------------------------------------------------------------------------------
American
Reprographics Co. 1                                   38,900            625,901
--------------------------------------------------------------------------------
Asset Acceptance
Capital Corp. 1,2                                     35,400            917,214
--------------------------------------------------------------------------------
Banta Corp.                                          123,500          5,601,960
--------------------------------------------------------------------------------
Brady Corp., Cl. A 2                                 154,100          4,777,100
--------------------------------------------------------------------------------
Bright Horizons
Family Solutions,
Inc. 1,2                                             158,000          6,433,760
--------------------------------------------------------------------------------
Brink's Co. (The)                                     39,400          1,418,400
--------------------------------------------------------------------------------
Clean Harbors, Inc. 1,2                              119,800          2,597,264
--------------------------------------------------------------------------------
CompX
International, Inc. 2                                  6,500            108,875
--------------------------------------------------------------------------------
Consolidated
Graphics, Inc. 1                                     125,700          5,124,789
--------------------------------------------------------------------------------
Copart, Inc. 1                                        58,100          1,382,780
--------------------------------------------------------------------------------
Corporate Executive
Board Co.                                             26,300          2,060,079
--------------------------------------------------------------------------------
CPI Corp.                                              8,200            148,010
--------------------------------------------------------------------------------
DeVry, Inc 1                                          25,900            515,410
--------------------------------------------------------------------------------
DiamondCluster
International, Inc. 1                                150,900          1,705,170
--------------------------------------------------------------------------------
Dun & Bradstreet
Corp. 1                                               56,600          3,489,390
--------------------------------------------------------------------------------
Duratek, Inc. 1,2                                     42,900            994,422
--------------------------------------------------------------------------------
Equifax, Inc.                                        132,600          4,735,146
--------------------------------------------------------------------------------
Exponent, Inc. 1                                      55,800          1,594,764
--------------------------------------------------------------------------------
G&K Services,
Inc., Cl. A                                           54,100          2,041,193

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
General Binding
Corp. 1                                               17,200    $       377,024
--------------------------------------------------------------------------------
Geo Group, Inc.
(The) 1                                               27,100            678,855
--------------------------------------------------------------------------------
Harland (John H.) Co.                                174,600          6,634,800
--------------------------------------------------------------------------------
Healthcare Services
Group, Inc. 2                                        168,075          3,374,946
--------------------------------------------------------------------------------
Heidrick & Struggles
International, Inc. 1,2                              125,258          3,266,729
--------------------------------------------------------------------------------
HNI Corp.                                             68,800          3,519,120
--------------------------------------------------------------------------------
Hudson Highland
Group, Inc. 1,2                                       63,700            993,083
--------------------------------------------------------------------------------
Ikon Office
Solutions, Inc.                                      105,400          1,002,354
--------------------------------------------------------------------------------
Imagistics
International, Inc. 1,2                               11,000            308,000
--------------------------------------------------------------------------------
Integrated Alarm
Services Group,
Inc. 1,2                                             113,400            497,826
--------------------------------------------------------------------------------
ITT Educational
Services, Inc. 1                                       8,000            427,360
--------------------------------------------------------------------------------
Jackson Hewitt Tax
Service, Inc.                                        189,700          4,484,508
--------------------------------------------------------------------------------
Knoll, Inc.                                          150,300          2,571,633
--------------------------------------------------------------------------------
Korn-Ferry
International 1,2                                    292,000          5,183,000
--------------------------------------------------------------------------------
Labor Ready, Inc. 1,2                                349,800          8,153,838
--------------------------------------------------------------------------------
McGrath RentCorp 2                                    68,648          1,626,958
--------------------------------------------------------------------------------
Miller (Herman), Inc.                                 80,600          2,485,704
--------------------------------------------------------------------------------
Mobile Mini, Inc. 1,2                                 31,800          1,096,464
--------------------------------------------------------------------------------
PHH Corp. 1,2                                        199,000          5,118,280
--------------------------------------------------------------------------------
Portfolio Recovery
Associates, Inc. 1,2                                 122,500          5,147,450
--------------------------------------------------------------------------------
Pre-Paid Legal
Services, Inc. 2                                      47,100          2,103,015
--------------------------------------------------------------------------------
PRG-Schultz
International, Inc. 1,2                               92,200            260,004
--------------------------------------------------------------------------------
Republic Services,
Inc.                                                  97,100          3,496,571
--------------------------------------------------------------------------------
Resources
Connection, Inc. 1,2                                 111,000          2,578,530

                   36 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Robert Half
International, Inc.                                   53,200    $     1,328,404
--------------------------------------------------------------------------------
Rollins, Inc. 2                                      169,150          3,389,766
--------------------------------------------------------------------------------
Rush Enterprises,
Inc., Cl. A 1,2                                       46,400            618,976
--------------------------------------------------------------------------------
ServiceMaster
Co. (The)                                            193,100          2,587,540
--------------------------------------------------------------------------------
SITEL Corp. 1,2                                       64,900            136,939
--------------------------------------------------------------------------------
Sotheby's Holdings,
Inc., Cl. A 1                                        239,900          3,286,630
--------------------------------------------------------------------------------
Spherion Corp. 1,2                                   149,100            984,060
--------------------------------------------------------------------------------
Steelcase, Inc., Cl. A                               108,600          1,504,110
--------------------------------------------------------------------------------
TeleTech Holdings,
Inc. 1,2                                             382,900          3,120,635
--------------------------------------------------------------------------------
United Stationers,
Inc. 1                                                91,600          4,497,560
--------------------------------------------------------------------------------
Vertrue, Inc. 1,2                                     24,300            946,728
--------------------------------------------------------------------------------
Viad Corp.                                           115,300          3,267,602
--------------------------------------------------------------------------------
Volt Information
Sciences, Inc. 1                                      30,000            711,900
--------------------------------------------------------------------------------
Waste Connections,
Inc. 1,2                                             110,200          4,109,358
--------------------------------------------------------------------------------
Waste Industries
USA, Inc.                                              1,800             25,452
--------------------------------------------------------------------------------
Watson Wyatt
& Co. Holdings 2                                      34,400            881,672
--------------------------------------------------------------------------------
West Corp. 1,2                                        46,300          1,777,920
                                                                ----------------
                                                                    153,026,173

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.3%
Comfort Systems
USA, Inc. 1                                          105,900            696,822
--------------------------------------------------------------------------------
EMCOR Group, Inc. 1                                  124,100          6,068,490
--------------------------------------------------------------------------------
Granite
Construction, Inc.                                    44,800          1,258,880
--------------------------------------------------------------------------------
Insituform
Technologies, Inc.,
Cl. A 1,2                                             39,100            626,773
--------------------------------------------------------------------------------
McDermott
International, Inc. 1                                160,700          3,374,700
--------------------------------------------------------------------------------
Perini Corp. 1                                       125,900          2,067,278
--------------------------------------------------------------------------------
Quanta Services,
Inc. 1,2                                             236,300          2,079,440

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING Continued
Shaw Group, Inc.
(The) 1,2                                            191,400    $     4,117,014
--------------------------------------------------------------------------------
URS Corp. 1                                          230,900          8,624,115
--------------------------------------------------------------------------------
Washington Group
International, Inc. 1,2                              170,600          8,721,072
                                                                ----------------
                                                                     37,634,584

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
Active Power, Inc. 1                                   5,400             17,550
--------------------------------------------------------------------------------
Acuity Brands, Inc. 2                                106,200          2,728,278
--------------------------------------------------------------------------------
American Power
Conversion Corp.                                     133,800          3,156,342
--------------------------------------------------------------------------------
AMETEK, Inc.                                          10,400            435,240
--------------------------------------------------------------------------------
Baldor Electric Co. 2                                 37,500            912,000
--------------------------------------------------------------------------------
Energy Conversion
Devices, Inc. 1,2                                    127,200          2,846,736
--------------------------------------------------------------------------------
Evergreen Solar,
Inc. 1,2                                              56,300            362,009
--------------------------------------------------------------------------------
General Cable
Corp. 1,2                                            150,200          2,227,466
--------------------------------------------------------------------------------
Genlyte Group,
Inc. (The) 1                                         112,900          5,502,746
--------------------------------------------------------------------------------
II-VI, Inc. 1,2                                       17,326            318,625
--------------------------------------------------------------------------------
LSI Industries, Inc.                                  14,500            202,130
--------------------------------------------------------------------------------
Preformed Line
Products Co.                                           6,536            266,669
--------------------------------------------------------------------------------
Smith (A.O.) Corp.                                    64,700          1,728,137
--------------------------------------------------------------------------------
Thomas & Betts
Corp. 1                                              132,700          3,747,448
--------------------------------------------------------------------------------
Vicor Corp. 2                                         79,200          1,077,120
--------------------------------------------------------------------------------
Woodward
Governor Co. 2                                        38,367          3,223,979
                                                                ----------------
                                                                     28,752,475

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.2%
Alleghany Corp.                                        6,600          1,960,200
--------------------------------------------------------------------------------
Carlisle Cos., Inc.                                   27,000          1,853,010
--------------------------------------------------------------------------------
Raven Industries,
Inc. 2                                                67,600          1,583,192
--------------------------------------------------------------------------------
Teleflex, Inc.                                        16,500            979,605
--------------------------------------------------------------------------------
Tredegar Corp.                                        49,600            773,760
                                                                ----------------
                                                                      7,149,767

                   37 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY--3.2%
Alamo Group, Inc.                                      6,200    $       115,754
--------------------------------------------------------------------------------
Albany International
Corp., Cl. A                                         153,600          4,932,096
--------------------------------------------------------------------------------
American Science
& Engineering, Inc. 1                                 25,800          1,144,488
--------------------------------------------------------------------------------
Ampco-Pittsburgh
Corp. 2                                                9,100            109,200
--------------------------------------------------------------------------------
Astec Industries, Inc. 1                              99,700          2,312,043
--------------------------------------------------------------------------------
Barnes Group, Inc. 2                                  45,500          1,506,050
--------------------------------------------------------------------------------
Bucyrus International,
Inc., Cl. A 2                                        102,106          3,877,986
--------------------------------------------------------------------------------
Cascade Corp.                                         31,000          1,340,750
--------------------------------------------------------------------------------
Chicago Bridge &
Iron Co. NV                                          133,800          3,058,668
--------------------------------------------------------------------------------
CIRCOR
International, Inc.                                   28,600            705,562
--------------------------------------------------------------------------------
Cummins, Inc.                                         53,100          3,961,791
--------------------------------------------------------------------------------
EnPro Industries, Inc. 1                              36,400          1,050,868
--------------------------------------------------------------------------------
Flanders Corp. 1,2                                    16,700            150,300
--------------------------------------------------------------------------------
Flowserve Corp. 1                                    261,700          7,919,042
--------------------------------------------------------------------------------
Freightcar America,
Inc. 1                                               103,700          2,056,371
--------------------------------------------------------------------------------
Harsco Corp.                                          66,900          3,649,395
--------------------------------------------------------------------------------
Hexcel Corp. 1,2                                     149,500          2,529,540
--------------------------------------------------------------------------------
Idex Corp. 2                                           6,900            266,409
--------------------------------------------------------------------------------
JLG Industries, Inc. 2                               101,000          2,775,480
--------------------------------------------------------------------------------
Joy Global, Inc.                                      91,450          3,071,806
--------------------------------------------------------------------------------
Kadant, Inc. 1,2                                       2,800             61,404
--------------------------------------------------------------------------------
Lincoln Electric
Holdings, Inc. 2                                       7,900            261,885
--------------------------------------------------------------------------------
Manitowoc Co.,
Inc. (The)                                             6,700            274,834
--------------------------------------------------------------------------------
Middleby Corp.
(The) 1,2                                             14,102            745,432
--------------------------------------------------------------------------------
Mueller Industries,
Inc.                                                 146,500          3,970,150
--------------------------------------------------------------------------------
NACCO Industries,
Inc., Cl. A                                           41,600          4,460,352
--------------------------------------------------------------------------------
Nordson Corp.                                         26,100            894,708
--------------------------------------------------------------------------------
Oshkosh Truck
Corp.                                                 40,300          3,154,684

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY Continued
Pall Corp.                                           126,100    $     3,828,396
--------------------------------------------------------------------------------
Stewart & Stevenson
Services, Inc.                                       284,100          6,437,706
--------------------------------------------------------------------------------
Sun Hydraulics
Corp. 2                                               16,800            611,352
--------------------------------------------------------------------------------
Terex Corp. 1                                        108,300          4,267,020
--------------------------------------------------------------------------------
Thomas Industries,
Inc.                                                  14,700            587,412
--------------------------------------------------------------------------------
Titan International,
Inc. 2                                               114,300          1,597,914
--------------------------------------------------------------------------------
Toro Co. (The)                                       176,500          6,814,665
--------------------------------------------------------------------------------
Wabash National
Corp. 2                                              152,100          3,685,383
--------------------------------------------------------------------------------
Wabtec Corp.                                         180,100          3,868,548
                                                                ----------------
                                                                     92,055,444

--------------------------------------------------------------------------------
MARINE--0.2%
Alexander &
Baldwin, Inc.                                         79,900          3,703,365
--------------------------------------------------------------------------------
Frozen Food Express
Industries, Inc. 1                                     7,100             80,372
--------------------------------------------------------------------------------
Kirby Corp. 1                                         30,400          1,371,040
--------------------------------------------------------------------------------
Sea Containers
Ltd., Cl. A 2                                         16,300            260,311
                                                                ----------------
                                                                      5,415,088

--------------------------------------------------------------------------------
ROAD & RAIL--1.6%
Amerco, Inc. 2                                        34,000          1,820,700
--------------------------------------------------------------------------------
Arkansas Best Corp. 2                                124,900          3,973,069
--------------------------------------------------------------------------------
C.H. Robinson
Worldwide, Inc.                                       18,000          1,047,600
--------------------------------------------------------------------------------
CNF Transportation,
Inc.                                                  95,000          4,265,500
--------------------------------------------------------------------------------
Dollar Thrifty
Automotive
Group, Inc. 1,2                                      115,200          4,375,296
--------------------------------------------------------------------------------
Florida East Coast
Industries, Inc., C1. A                               58,400          2,528,720
--------------------------------------------------------------------------------
Genesee &
Wyoming, Inc.,
Cl. A 1,2                                             83,500          2,272,035
--------------------------------------------------------------------------------
Heartland
Express, Inc. 2                                       59,950          1,164,829

                   38 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL Continued
Hunt (J.B.) Transport
Services, Inc.                                        36,500    $       704,450
--------------------------------------------------------------------------------
Kansas City
Southern 1,2                                          71,500          1,442,870
--------------------------------------------------------------------------------
Laidlaw
International, Inc. 1                                202,600          4,882,660
--------------------------------------------------------------------------------
Mullen
Transportation, Inc.                                  30,200          1,515,916
--------------------------------------------------------------------------------
Overnite Corp.                                        58,900          2,531,522
--------------------------------------------------------------------------------
Pacer International,
Inc. 1                                               144,000          3,137,760
--------------------------------------------------------------------------------
SCS Transportation,
Inc. 1                                                47,099            838,362
--------------------------------------------------------------------------------
Swift Transportation
Co., Inc. 1,2                                        327,900          7,636,791
--------------------------------------------------------------------------------
Universal Truckload
Services, Inc. 1                                      52,854            892,704
--------------------------------------------------------------------------------
USA Truck, Inc. 1,2                                    3,000             74,250
--------------------------------------------------------------------------------
Werner Enterprises,
Inc.                                                   7,500            147,300
--------------------------------------------------------------------------------
Yellow Roadway
Corp. 1,2                                             29,366          1,491,793
                                                                ----------------
                                                                     46,744,127

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.9%
Applied Industrial
Technologies, Inc. 2                                 239,500          7,733,455
--------------------------------------------------------------------------------
BlueLinx Holdings,
Inc.                                                 100,876          1,067,268
--------------------------------------------------------------------------------
GATX Corp. 2                                         280,500          9,677,250
--------------------------------------------------------------------------------
Lawson Products,
Inc.                                                   5,600            217,392
--------------------------------------------------------------------------------
UAP Holding Corp.                                    176,700          2,933,220
--------------------------------------------------------------------------------
United Rentals, Inc. 1,2                             125,000          2,526,250
--------------------------------------------------------------------------------
WESCO
International, Inc. 1                                 30,200            947,676
                                                                ----------------
                                                                     25,102,511

--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.0%
Interpool, Inc.                                       15,700            335,666

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE Continued
Macquarie
Infrastructure
Co. Trust                                             18,000    $       510,840
                                                                ----------------
                                                                        846,506

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--15.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.4%
ADTRAN, Inc.                                         248,900          6,170,231
--------------------------------------------------------------------------------
Anaren
Microwave, Inc. 1,2                                   12,800            168,320
--------------------------------------------------------------------------------
Black Box Corp.                                       64,100          2,269,140
--------------------------------------------------------------------------------
Brocade
Communications
Systems, Inc. 1                                      665,400          2,581,752
--------------------------------------------------------------------------------
Brooktrout, Inc. 1                                     1,800             20,088
--------------------------------------------------------------------------------
CommScope, Inc. 1,2                                   45,000            783,450
--------------------------------------------------------------------------------
Comtech
Telecommunications
Corp. 1,2                                            141,550          4,618,777
--------------------------------------------------------------------------------
Comverse
Technology, Inc. 1                                    92,600          2,189,990
--------------------------------------------------------------------------------
Digi International,
Inc. 1                                               205,409          2,436,151
--------------------------------------------------------------------------------
Echelon Corp. 1                                        7,400             50,912
--------------------------------------------------------------------------------
F5 Networks, Inc. 1,2                                 47,500          2,243,663
--------------------------------------------------------------------------------
Foundry Networks,
Inc. 1,2                                             100,000            863,000
--------------------------------------------------------------------------------
Harris Corp.                                         103,900          3,242,719
--------------------------------------------------------------------------------
Netgear, Inc. 1,2                                    233,700          4,346,820
--------------------------------------------------------------------------------
Packeteer, Inc. 1,2                                  124,200          1,751,220
--------------------------------------------------------------------------------
Paradyne Networks,
Inc. 1                                                36,501             66,067
--------------------------------------------------------------------------------
Performance
Technologies, Inc. 1,2                               106,800            590,604
--------------------------------------------------------------------------------
SiRF Technology
Holdings, Inc. 1                                      19,100            337,688
--------------------------------------------------------------------------------
SpectraLink Corp. 2                                   84,900            893,148
--------------------------------------------------------------------------------
Symmetricom, Inc. 1,2                                380,800          3,948,896
                                                                ----------------
                                                                     39,572,636

                   39 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.4%
Electronics for
Imaging, Inc. 1                                      304,200    $     6,400,368
--------------------------------------------------------------------------------
Hutchinson
Technology, Inc. 1                                   145,000          5,583,950
--------------------------------------------------------------------------------
Imation Corp.                                        126,900          4,922,451
--------------------------------------------------------------------------------
InFocus Corp. 1,2                                     37,100            153,594
--------------------------------------------------------------------------------
Intergraph Corp. 1,2                                 183,900          6,337,194
--------------------------------------------------------------------------------
M-Systems Flash
Disk Pioneers Ltd. 1                                  96,800          1,855,656
--------------------------------------------------------------------------------
Maxtor Corp. 1                                        54,100            281,320
--------------------------------------------------------------------------------
NCR Corp. 1                                           67,000          2,353,040
--------------------------------------------------------------------------------
Pinnacle Systems,
Inc. 1                                               144,600            795,300
--------------------------------------------------------------------------------
Quantum Corp. 1,2                                    301,400            895,158
--------------------------------------------------------------------------------
Rimage Corp. 1                                         6,600            140,118
--------------------------------------------------------------------------------
SimpleTech, Inc. 1                                    91,300            349,679
--------------------------------------------------------------------------------
Storage Technology
Corp. 1                                              125,800          4,565,282
--------------------------------------------------------------------------------
Stratasys, Inc. 1                                      7,000            228,760
--------------------------------------------------------------------------------
Western Digital
Corp. 1                                              540,200          7,249,484
                                                                ----------------
                                                                     42,111,354

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.8%
Agilysys, Inc. 2                                     140,700          2,208,990
--------------------------------------------------------------------------------
Amphenol Corp.,
Cl. A                                                114,800          4,611,516
--------------------------------------------------------------------------------
Anixter
International, Inc. 1                                 60,500          2,248,785
--------------------------------------------------------------------------------
BEI Technologies,
Inc. 2                                                 5,400            144,072
--------------------------------------------------------------------------------
Belden CDT, Inc. 2                                    82,800          1,755,360
--------------------------------------------------------------------------------
Bell Microproducts,
Inc. 1,2                                              32,303            303,648
--------------------------------------------------------------------------------
Brightpoint, Inc. 1,2                                 81,600          1,810,704
--------------------------------------------------------------------------------
Coherent, Inc. 1,2                                   225,700          8,127,457
--------------------------------------------------------------------------------
CyberOptics Corp. 1,2                                  6,600             85,800
--------------------------------------------------------------------------------
Dionex Corp. 1,2                                      16,700            728,287
--------------------------------------------------------------------------------
Electro Scientific
Industries, Inc. 1                                   152,000          2,717,760
--------------------------------------------------------------------------------
Fargo Electronics,
Inc. 1                                                16,400            327,836

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
Hypercom Corp. 1,2                                   157,600    $     1,019,672
--------------------------------------------------------------------------------
Identix, Inc. 1,2                                    111,700            561,851
--------------------------------------------------------------------------------
Ingram Micro,
Inc., Cl. A 1                                         51,200            801,792
--------------------------------------------------------------------------------
Keithley
Instruments, Inc. 2                                  100,500          1,548,705
--------------------------------------------------------------------------------
Komag, Inc. 1,2                                       41,400          1,174,518
--------------------------------------------------------------------------------
LoJack Corp. 1,2                                      38,300            672,548
--------------------------------------------------------------------------------
Methode
Electronics, Inc.,
Cl. A                                                 15,000            178,050
--------------------------------------------------------------------------------
Mettler-Toledo
International, Inc. 1                                 32,300          1,504,534
--------------------------------------------------------------------------------
MTS Systems Corp. 2                                  102,700          3,448,666
--------------------------------------------------------------------------------
PAR Technology
Corp. 1                                               11,800            377,600
--------------------------------------------------------------------------------
Park Electrochemical
Corp.                                                109,500          2,759,400
--------------------------------------------------------------------------------
Paxar Corp. 1                                        217,200          3,855,300
--------------------------------------------------------------------------------
PC Connection, Inc. 1                                 61,500            382,530
--------------------------------------------------------------------------------
RadiSys Corp. 1,2                                     60,000            969,000
--------------------------------------------------------------------------------
Rofin-Sinar
Technologies, Inc. 1                                  12,000            393,600
--------------------------------------------------------------------------------
Trimble
Navigation Ltd. 1                                     66,300          2,583,711
--------------------------------------------------------------------------------
UNOVA, Inc. 1,2                                      129,400          3,445,922
--------------------------------------------------------------------------------
Zygo Corp. 1                                          44,400            435,120
                                                                ----------------
                                                                     51,182,734

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.6%
AsiaInfo Holdings,
Inc. 1,2                                             161,700            890,967
--------------------------------------------------------------------------------
Blue Coat
Systems, Inc. 1                                       18,400            549,792
--------------------------------------------------------------------------------
Corillian Corp. 1                                    102,380            317,378
--------------------------------------------------------------------------------
Covansys Corp. 1                                      37,000            475,450
--------------------------------------------------------------------------------
CyberSource Corp. 1                                  203,691          1,488,981
--------------------------------------------------------------------------------
Digital Insight Corp. 1                              155,228          3,713,054
--------------------------------------------------------------------------------
EarthLink, Inc. 1                                    814,200          7,050,972
--------------------------------------------------------------------------------
eCollege.com, Inc. 1,2                                   400              4,760
--------------------------------------------------------------------------------
InfoSpace, Inc. 1,2                                    8,800            289,784

                   40 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES Continued
Internet Security Systems, Inc. 1                    309,600    $     6,281,784
--------------------------------------------------------------------------------
Interwoven, Inc. 1                                   187,400          1,411,122
--------------------------------------------------------------------------------
j2 Global Communications, Inc. 1                      18,300            630,252
--------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1,2                        32,200          1,707,888
--------------------------------------------------------------------------------
Online Resources & Communications Corp. 1,2          115,100          1,301,781
--------------------------------------------------------------------------------
Salesforce.com, Inc. 1,2                              23,100            473,088
--------------------------------------------------------------------------------
SeeBeyond Technology Corp. 1,2                        15,300             63,954
--------------------------------------------------------------------------------
Selectica, Inc. 1                                     21,700             66,619
--------------------------------------------------------------------------------
SonicWALL, Inc. 1                                    387,900          2,090,781
--------------------------------------------------------------------------------
United Online, Inc.                                  492,850          5,352,351
--------------------------------------------------------------------------------
ValueClick, Inc. 1,2                                 306,200          3,775,446
--------------------------------------------------------------------------------
WebEx Communications,
Inc. 1,2                                              84,700          2,236,927
--------------------------------------------------------------------------------
Websense, Inc. 1,2                                   126,000          6,054,300
                                                                ----------------
                                                                     46,227,431

--------------------------------------------------------------------------------
IT SERVICES--1.5%
American Software, Inc.                                8,500             49,130
--------------------------------------------------------------------------------
Anteon
International Corp. 1                                102,800          4,689,736
--------------------------------------------------------------------------------
Aquantive, Inc. 1,2                                   41,500            735,380
--------------------------------------------------------------------------------
CACI International,
Inc., Cl. A 1                                         51,300          3,240,108
--------------------------------------------------------------------------------
CheckFree Corp. 1                                     62,000          2,111,720
--------------------------------------------------------------------------------
CSG Systems
International, Inc. 1                                307,600          5,838,248
--------------------------------------------------------------------------------
eFunds Corp. 1                                       211,200          3,799,488
--------------------------------------------------------------------------------
Euronet
Worldwide, Inc. 1,2                                    7,100            206,397
--------------------------------------------------------------------------------
Fastclick, Inc. 1,2                                   92,200            839,020
--------------------------------------------------------------------------------
Forrester Research,
Inc. 1,2                                               4,200             74,886

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES Continued
Global Payments,
Inc.                                                  34,900    $     2,366,220
--------------------------------------------------------------------------------
Information
Resources, Inc. 1                                     10,300              6,180
--------------------------------------------------------------------------------
infoUSA, Inc.                                        234,468          2,743,276
--------------------------------------------------------------------------------
Integral Systems, Inc.                                   800             18,104
--------------------------------------------------------------------------------
Intrado, Inc. 1,2                                     19,200            287,232
--------------------------------------------------------------------------------
iPayment
Holdings, Inc. 1,2                                     2,300             83,996
--------------------------------------------------------------------------------
Keane, Inc. 1                                         99,400          1,361,780
--------------------------------------------------------------------------------
ManTech
International Corp. 1,2                              128,800          3,997,952
--------------------------------------------------------------------------------
Maximus, Inc. 2                                       66,600          2,350,314
--------------------------------------------------------------------------------
Pegasus Solutions,
Inc. 1,2                                              35,100            391,365
--------------------------------------------------------------------------------
Perot Systems
Corp., Cl. A 1,2                                     170,200          2,420,244
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                  17,900            357,105
--------------------------------------------------------------------------------
SI International, Inc. 1,2                            11,100            332,556
--------------------------------------------------------------------------------
SRA International,
Inc., Cl. A 1,2                                       87,500          3,038,000
--------------------------------------------------------------------------------
SS&C Technologies,
Inc.                                                  40,250          1,275,120
--------------------------------------------------------------------------------
Startek, Inc. 2                                       21,400            351,388
--------------------------------------------------------------------------------
Sykes Enterprises,
Inc. 1                                                31,000            293,880
--------------------------------------------------------------------------------
Vasco Data Security
International, Inc. 1,2                              128,800          1,249,360
                                                                ----------------
                                                                     44,508,185

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.5%
ADE Corp. 1                                          138,200          3,876,510
-------------------------------------------------------------------------------
Advanced Energy-
Industries, Inc. 1,2                                 107,700            846,522
--------------------------------------------------------------------------------
AMIS Holdings,
Inc. 1,2                                              24,400            325,496
--------------------------------------------------------------------------------
ATMI, Inc. 1,2                                       218,900          6,350,289
--------------------------------------------------------------------------------
Axcelis
Technologies, Inc. 1                                 474,300          3,253,698
--------------------------------------------------------------------------------
Cabot
Microelectronics
Corp. 1,2                                             55,700          1,614,743

                   41 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Continued
Cascade Microtech,
Inc. 1,2                                              42,600    $       621,960
--------------------------------------------------------------------------------
Cohu, Inc.                                            35,400            709,770
--------------------------------------------------------------------------------
Cree, Inc. 1,2                                       146,400          3,728,808
--------------------------------------------------------------------------------
Cymer, Inc. 1,2                                      188,900          4,977,515
--------------------------------------------------------------------------------
Cypress
Semiconductor
Corp. 1,2                                            286,000          3,600,740
--------------------------------------------------------------------------------
Diodes, Inc. 1,2                                      68,504          2,137,325
--------------------------------------------------------------------------------
DSP Group, Inc. 1                                     92,291          2,202,986
--------------------------------------------------------------------------------
Entegris, Inc. 1,2                                    56,100            555,390
--------------------------------------------------------------------------------
FEI Co. 1,2                                           77,200          1,760,932
--------------------------------------------------------------------------------
Freescale
Semiconductor,
Inc., Cl. A 1                                         14,200            298,342
--------------------------------------------------------------------------------
Genesis Microchip,
Inc. 1,2                                              18,400            339,664
--------------------------------------------------------------------------------
Helix Technology
Corp.                                                 42,200            560,416
--------------------------------------------------------------------------------
Integrated Device
Technology, Inc. 1                                   681,600          7,327,200
--------------------------------------------------------------------------------
International
Rectifier Corp. 1                                     16,400            782,608
--------------------------------------------------------------------------------
Intersil Corp., Cl. A                                 78,400          1,471,568
--------------------------------------------------------------------------------
IXYS Corp. 1,2                                        88,300          1,252,094
--------------------------------------------------------------------------------
Lam Research Corp. 1                                 116,800          3,380,192
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                    401,200          3,406,188
--------------------------------------------------------------------------------
MEMC Electronic
Materials, Inc. 1                                    148,200          2,337,114
--------------------------------------------------------------------------------
Micrel, Inc. 1                                       602,200          6,937,344
--------------------------------------------------------------------------------
Microsemi Corp. 1                                    324,800          6,106,240
--------------------------------------------------------------------------------
Microtune, Inc. 1,2                                  193,300            969,400
--------------------------------------------------------------------------------
MIPS Technologies,
Inc., Cl. A 1                                        215,100          1,548,720
--------------------------------------------------------------------------------
Mykrolis Corp. 1                                     139,000          1,975,190
--------------------------------------------------------------------------------
Nanometrics, Inc. 1,2                                  4,900             61,201
--------------------------------------------------------------------------------
NVIDIA Corp. 1                                        87,500          2,338,000
--------------------------------------------------------------------------------
OmniVision
Technologies, Inc. 1,2                               463,200          6,294,888
--------------------------------------------------------------------------------
PDF Solutions, Inc. 1,2                               87,200          1,144,064

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Continued
Photronics, Inc. 1                                   270,100    $     6,304,134
--------------------------------------------------------------------------------
Rudolph
Technologies, Inc. 1,2                                12,900            184,857
--------------------------------------------------------------------------------
Silicon Storage
Technology, Inc. 2                                    70,900            285,727
--------------------------------------------------------------------------------
Skyworks
Solutions, Inc. 1,2                                  201,800          1,487,266
--------------------------------------------------------------------------------
Supertex, Inc. 1,2                                     3,800             67,108
--------------------------------------------------------------------------------
Trident
Microsystems, Inc. 1,2                                63,900          1,449,891
--------------------------------------------------------------------------------
Ultra Clean
Holdings, Inc. 1                                      20,700            154,215
--------------------------------------------------------------------------------
Varian
Semiconductor
Equipment
Associates, Inc. 1,2                                 179,900          6,656,300
-------------------------------------------------------------------------------
Virage Logic Corp. 1,2                                29,700            305,910
                                                                ----------------
                                                                    101,988,525

--------------------------------------------------------------------------------
SOFTWARE--4.0%
Activision, Inc. 1                                   125,500          2,073,260
--------------------------------------------------------------------------------
Ansoft Corp. 1,2                                      73,973          1,787,188
--------------------------------------------------------------------------------
Ansys, Inc. 1,2                                      209,700          7,446,447
--------------------------------------------------------------------------------
Aspect
Communications
Corp. 1                                              169,411          1,902,486
--------------------------------------------------------------------------------
Atari, Inc. 1                                         69,700            193,766
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                  119,500          1,049,210
--------------------------------------------------------------------------------
Blackbaud, Inc.                                       79,400          1,071,900
--------------------------------------------------------------------------------
Borland Software
Corp. 1                                              361,900          2,482,634
--------------------------------------------------------------------------------
Bottomline
Technologies, Inc. 1                                 114,400          1,712,568
--------------------------------------------------------------------------------
Cadence Design
Systems, Inc. 1                                      207,300          2,831,718
--------------------------------------------------------------------------------
Captiva Software
Corp. 1                                               20,200            291,688
--------------------------------------------------------------------------------
Catapult
Communications
Corp. 1                                              105,100          1,793,006
--------------------------------------------------------------------------------
CCC Information
Services Group, Inc. 1                                27,600            661,020

                   42 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
Compuware Corp. 1                                    322,200    $     2,316,618
--------------------------------------------------------------------------------
Entrust
Technologies, Inc. 1,2                               234,500          1,123,255
--------------------------------------------------------------------------------
EPIQ Systems, Inc. 1                                  11,000            179,960
--------------------------------------------------------------------------------
ePlus, inc. 1                                         16,900            194,350
--------------------------------------------------------------------------------
FactSet Research
Systems, Inc. 2                                       66,050          2,367,232
--------------------------------------------------------------------------------
Fair Isaac Corp.                                      23,400            854,100
--------------------------------------------------------------------------------
FileNet Corp. 1,2                                    176,300          4,432,182
--------------------------------------------------------------------------------
Informatica Corp. 1,2                                436,900          3,665,591
--------------------------------------------------------------------------------
InterVideo, Inc. 1                                    22,700            326,426
--------------------------------------------------------------------------------
InterVoice-Brite,
Inc. 1,2                                             121,600          1,049,408
--------------------------------------------------------------------------------
Macromedia, Inc. 1                                    38,000          1,452,360
--------------------------------------------------------------------------------
Macrovision Corp. 1                                  105,000          2,366,700
--------------------------------------------------------------------------------
McAfee, Inc. 1                                       191,400          5,010,852
--------------------------------------------------------------------------------
Micromuse, Inc. 1                                     46,200            261,492
--------------------------------------------------------------------------------
MICROS Systems,
Inc. 1                                               153,100          6,851,225
--------------------------------------------------------------------------------
Mobius
Management
Systems, Inc. 1                                        2,600             17,160
--------------------------------------------------------------------------------
Moldflow Corp. 1,2                                     2,500             32,375
--------------------------------------------------------------------------------
MRO Software, Inc. 1,2                               120,900          1,766,349
--------------------------------------------------------------------------------
MSC.Software
Corp. 1,2                                             32,200            442,750
--------------------------------------------------------------------------------
Parametric
Technology Corp. 1                                 1,555,400          9,923,452
--------------------------------------------------------------------------------
Pervasive
Software, Inc. 1                                       2,700             11,437
--------------------------------------------------------------------------------
Progress Software
Corp. 1,2                                            212,700          6,412,905
--------------------------------------------------------------------------------
Quality Systems, Inc. 2                               15,200            720,176
--------------------------------------------------------------------------------
Quest Software, Inc. 1                               229,800          3,132,174
--------------------------------------------------------------------------------
Radiant Systems,
Inc. 1                                               114,700          1,307,580
--------------------------------------------------------------------------------
Reynolds & Reynolds
Co., Cl. A                                            15,500            418,965
--------------------------------------------------------------------------------
Smith Micro
Software, Inc. 1                                       2,100              9,198
--------------------------------------------------------------------------------
SPSS, Inc. 1                                          10,300            197,863

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
Sybase, Inc. 1                                       153,300    $     2,813,055
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                     229,700          3,829,099
--------------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1,2                                   197,600          5,028,920
--------------------------------------------------------------------------------
TALX Corp.                                            18,400            531,944
--------------------------------------------------------------------------------
THQ, Inc. 1,2                                        134,200          3,928,034
--------------------------------------------------------------------------------
Transaction Systems
Architects, Inc.,
Cl. A 1                                              328,331          8,086,793
--------------------------------------------------------------------------------
Ulticom, Inc. 1                                       15,349            162,853
--------------------------------------------------------------------------------
Ultimate Software
Group, Inc. (The) 1,2                                108,900          1,785,960
--------------------------------------------------------------------------------
Verint Systems, Inc. 1                                 9,000            289,440
--------------------------------------------------------------------------------
Wind River
Systems, Inc. 1                                      226,500          3,551,520
--------------------------------------------------------------------------------
Witness Systems,
Inc. 1,2                                             137,900          2,513,917
                                                                ----------------
                                                                    114,662,561

--------------------------------------------------------------------------------
MATERIALS--5.9%
--------------------------------------------------------------------------------
CHEMICALS--2.0%
Agrium, Inc.                                         235,700          4,622,077
--------------------------------------------------------------------------------
Cabot Corp.                                           16,400            541,200
--------------------------------------------------------------------------------
Compass Minerals
International, Inc.                                  129,700          3,034,980
--------------------------------------------------------------------------------
Crompton Corp. 2                                     282,400          3,995,960
--------------------------------------------------------------------------------
Eastman
Chemical Co.                                          83,700          4,616,055
--------------------------------------------------------------------------------
Engelhard Corp.                                       94,900          2,709,395
--------------------------------------------------------------------------------
FMC Corp. 1                                          123,000          6,905,220
--------------------------------------------------------------------------------
Fuller (H.B.) Co.                                    209,100          7,121,946
--------------------------------------------------------------------------------
Georgia Gulf Corp.                                    99,400          3,086,370
--------------------------------------------------------------------------------
Great Lakes
Chemical Corp.                                        66,200          2,083,314
--------------------------------------------------------------------------------
Hercules, Inc. 1                                         800             11,320
--------------------------------------------------------------------------------
MacDermid, Inc.                                      108,500          3,380,860
--------------------------------------------------------------------------------
NL Industries, Inc.                                   50,900            783,351
--------------------------------------------------------------------------------
NOVA Chemicals
Corp.                                                 29,400            898,464
--------------------------------------------------------------------------------
OM Group, Inc. 1                                     126,400          3,120,816
--------------------------------------------------------------------------------
PolyOne Corp. 1                                      291,700          1,931,054

                   43 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
Scotts Miracle-Gro
Co. (The), Cl. A 1                                    40,600    $     2,891,126
--------------------------------------------------------------------------------
Sensient Technologies
Corp.                                                 41,000            845,010
--------------------------------------------------------------------------------
Stepan Co.                                            16,300            360,230
--------------------------------------------------------------------------------
Valhi, Inc. 2                                         21,200            371,000
--------------------------------------------------------------------------------
Valspar Corp. (The)                                   31,100          1,501,819
--------------------------------------------------------------------------------
W.R. Grace & Co. 1,2                                 310,200          2,416,458
--------------------------------------------------------------------------------
Wellman, Inc.                                        238,800          2,433,372
                                                                ----------------
                                                                     59,661,397

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.7%
AMCOL International
Corp. 2                                                  800             15,032
--------------------------------------------------------------------------------
Eagle Materials, Inc. 2                               85,200          7,888,668
--------------------------------------------------------------------------------
Eagle Materials,
Inc., Cl. B 2                                          1,300            117,637
--------------------------------------------------------------------------------
Florida Rock
Industries, Inc.                                      17,800          1,305,630
--------------------------------------------------------------------------------
Lafarge North
America, Inc.                                         42,600          2,659,944
--------------------------------------------------------------------------------
Martin Marietta
Materials, Inc.                                       70,100          4,845,312
--------------------------------------------------------------------------------
Texas Industries, Inc.                                29,800          1,675,654
--------------------------------------------------------------------------------
Vulcan Materials Co.                                  16,500          1,072,335
                                                                ----------------
                                                                     19,580,212

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.9%
Ball Corp.                                            42,100          1,513,916
--------------------------------------------------------------------------------
Caraustar
Industries, Inc. 1,2                                 114,800          1,205,400
--------------------------------------------------------------------------------
Crown Holdings,
Inc. 1                                               311,700          4,435,491
--------------------------------------------------------------------------------
Graphic Packaging
Corp. 1,2                                             62,100            226,665
--------------------------------------------------------------------------------
Greif, Inc., Cl. A                                    98,200          6,000,020
--------------------------------------------------------------------------------
Longview Fibre Co.                                    93,300          1,917,315
--------------------------------------------------------------------------------
Myers Industries,
Inc. 2                                                14,500            181,250
--------------------------------------------------------------------------------
Owens-Illinois, Inc. 1                               200,000          5,010,000
--------------------------------------------------------------------------------
Pactiv Corp. 1                                        29,400            634,452
--------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A                                     300              3,795

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING Continued
Silgan Holdings, Inc.                                118,000    $     6,636,320
                                                                ----------------
                                                                     27,764,624

--------------------------------------------------------------------------------
METALS & MINING--1.8%
AK Steel Holding
Corp. 1,2                                            119,200            764,072
--------------------------------------------------------------------------------
Aleris International,
Inc. 1                                               123,300          2,780,415
--------------------------------------------------------------------------------
Amerigo Resources
Ltd. 1                                               779,600          1,145,348
--------------------------------------------------------------------------------
Carpenter
Technology Corp. 2                                   154,600          8,008,280
--------------------------------------------------------------------------------
Castle (A.M.) & Co. 1,2                               44,100            681,786
--------------------------------------------------------------------------------
Commercial
Metals Co.                                           186,700          4,447,194
--------------------------------------------------------------------------------
Desert Sun
Mining Corp. 1                                       184,300            300,849
--------------------------------------------------------------------------------
Dynatec Corp. 1                                    1,276,100          1,354,008
--------------------------------------------------------------------------------
FNX Mining Co., Inc. 1                                36,900            341,834
--------------------------------------------------------------------------------
Goldcorp, Inc.                                        27,575            438,652
--------------------------------------------------------------------------------
HudBay Minerals,
Inc. 1                                               323,900            679,418
--------------------------------------------------------------------------------
Inmet Mining Corp. 1                                 136,200          1,761,974
--------------------------------------------------------------------------------
LionOre Mining
International Ltd. 1                                 300,700          1,543,750
--------------------------------------------------------------------------------
Meridian Gold, Inc. 1                                 23,700            425,563
--------------------------------------------------------------------------------
Metal Management,
Inc. 2                                               147,400          2,852,190
--------------------------------------------------------------------------------
Oregon Steel Mills,
Inc. 1,2                                             107,200          1,844,912
--------------------------------------------------------------------------------
Quanex Corp. 2                                       175,350          9,295,304
--------------------------------------------------------------------------------
Reliance Steel &
Aluminum Co.                                         140,600          5,212,042
--------------------------------------------------------------------------------
Roanoke Electric
Steel Corp. 2                                         10,400            171,808
--------------------------------------------------------------------------------
RTI International
Metals, Inc. 1,2                                      20,700            650,187
--------------------------------------------------------------------------------
Schnitzer Steel
Industries, Inc. 2                                    13,500            319,950
--------------------------------------------------------------------------------
Southern Peru
Copper Corp. 2                                        23,500          1,006,740
--------------------------------------------------------------------------------
Steel Dynamics, Inc. 2                               143,000          3,753,750

                   44 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
United States Steel
Corp.                                                 13,700    $       470,869
--------------------------------------------------------------------------------
Worthington
Industries, Inc.                                      71,200          1,124,960
                                                                ----------------
                                                                     51,375,855

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.5%
Buckeye
Technologies, Inc. 1,2                               135,700          1,081,529
--------------------------------------------------------------------------------
Deltic Timber Corp. 2                                  4,300            163,529
--------------------------------------------------------------------------------
Glatfelter                                           165,400          2,050,960
--------------------------------------------------------------------------------
Louisiana-Pacific
Corp.                                                112,400          2,762,792
--------------------------------------------------------------------------------
Neenah Paper, Inc. 2                                  25,500            789,735
--------------------------------------------------------------------------------
Pope & Talbot, Inc.                                  116,300          1,290,930
--------------------------------------------------------------------------------
Potlatch Corp.                                       112,900          5,908,057
                                                                ----------------
                                                                     14,047,532

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
Alaska
Communications
Systems Group, Inc. 2                                217,900          2,159,389
--------------------------------------------------------------------------------
AXXENT, Inc. 1,5                                     100,000                 --
--------------------------------------------------------------------------------
CenturyTel, Inc.                                     120,000          4,155,600
--------------------------------------------------------------------------------
Commonwealth
Telephone
Enterprises, Inc.                                     27,500          1,152,525
--------------------------------------------------------------------------------
CT Communications,
Inc.                                                  38,500            502,425
--------------------------------------------------------------------------------
FairPoint
Communications,
Inc.                                                  28,200            455,430
--------------------------------------------------------------------------------
North Pittsburgh
Systems, Inc. 2                                       66,200          1,294,872
--------------------------------------------------------------------------------
Premiere Global
Services, Inc. 1,2                                   258,200          2,915,078
--------------------------------------------------------------------------------
Shenandoah
Telecommunications
Co.2                                                   4,300            170,925
--------------------------------------------------------------------------------
Talk America
Holdings, Inc. 1                                      36,800            368,368
                                                                ----------------
                                                                     13,174,612

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
Centennial
Communications
Corp. 1,2                                             34,100    $       473,308
--------------------------------------------------------------------------------
Telephone & Data
Systems, Inc.,
Special Shares                                        22,900            877,986
--------------------------------------------------------------------------------
UbiquiTel, Inc. 1,2                                  373,300          3,046,128
--------------------------------------------------------------------------------
United States
Cellular Corp. 1                                      22,000          1,098,680
--------------------------------------------------------------------------------
US Unwired, Inc.,
Cl. A 1                                               30,400            176,928
                                                                ----------------
                                                                      5,673,030

--------------------------------------------------------------------------------
UTILITIES--2.7%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.4%
ALLETE, Inc. 2                                        91,700          4,575,830
--------------------------------------------------------------------------------
Black Hills Corp.                                     54,000          1,989,900
--------------------------------------------------------------------------------
Canadian Hydro
Developers, Inc. 1                                   406,000          1,322,184
--------------------------------------------------------------------------------
CenterPoint
Energy, Inc.                                         118,200          1,561,422
--------------------------------------------------------------------------------
CH Energy
Group, Inc. 2                                         84,000          4,084,920
--------------------------------------------------------------------------------
Cleco Corp. 2                                         11,100            239,427
--------------------------------------------------------------------------------
CMS Energy Corp. 1,2                                 515,500          7,763,430
--------------------------------------------------------------------------------
Green Mountain
Power Corp.                                           11,300            337,192
--------------------------------------------------------------------------------
IDACORP, Inc.                                          7,100            217,473
--------------------------------------------------------------------------------
Northeast
Utilities Co.                                         45,700            953,302
--------------------------------------------------------------------------------
NRG Energy, Inc. 1,2                                  95,200          3,579,520
--------------------------------------------------------------------------------
NSTAR, Inc.                                           36,300          1,119,129
--------------------------------------------------------------------------------
Ormat Technologies,
Inc. 2                                               217,600          4,156,160
--------------------------------------------------------------------------------
PNM Resources, Inc.                                  116,400          3,353,484
--------------------------------------------------------------------------------
UIL Holdings Corp. 2                                  19,700          1,060,057
--------------------------------------------------------------------------------
Wisconsin Energy
Corp.                                                 95,000          3,705,000
--------------------------------------------------------------------------------
WPS Resources
Corp.                                                 37,600          2,115,000
                                                                ----------------
                                                                     42,133,430

                   45 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
GAS UTILITIES--0.9%
Atmos Energy Corp.                                     146,400   $    4,216,320
--------------------------------------------------------------------------------
Chesapeake Utilities
Corp.                                                   12,200          372,710
--------------------------------------------------------------------------------
Energen Corp.                                           28,500          998,925
--------------------------------------------------------------------------------
New Jersey
Resources Corp.                                         13,100          632,075
--------------------------------------------------------------------------------
Nicor, Inc. 2                                           64,700        2,663,699
--------------------------------------------------------------------------------
Northwest Natural
Gas Co. 2                                               43,900        1,678,736
--------------------------------------------------------------------------------
ONEOK, Inc.                                             99,400        3,245,410
--------------------------------------------------------------------------------
Peoples Energy
Corp. 2                                                 35,200        1,529,792
--------------------------------------------------------------------------------
South Jersey
Industries, Inc.                                        12,600          770,112
--------------------------------------------------------------------------------
Southwest Gas Corp.                                     88,500        2,257,635
--------------------------------------------------------------------------------
UGI Corp.                                               69,800        1,947,420
--------------------------------------------------------------------------------
WGL Holdings, Inc. 2                                   141,400        4,756,696
                                                                 ---------------
                                                                     25,069,530

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.4%
Avista Corp.                                            27,200          505,648
--------------------------------------------------------------------------------
Energy East Corp.                                      114,600        3,321,108
--------------------------------------------------------------------------------
MDU Resources
Group, Inc.                                             27,400          771,846
--------------------------------------------------------------------------------
Sierra Pacific
Resources 1,2                                          474,200        5,903,790
                                                                 ---------------
                                                                     10,502,392
                                                                 ---------------

Total Common Stocks
(Cost $2,347,367,288)                                             2,839,415,250

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Simon Property
Group Inc., 6% Cv.,
Non-Vtg.
(Cost $93,170)                                           1,740          107,880

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES--0.0%
--------------------------------------------------------------------------------
Mueller Industries,
Inc., 6% Sub. Nts.,
11/1/14 2 (Cost $655,000)                       $      655,000   $      651,725

--------------------------------------------------------------------------------
MONEY MARKET DEPOSIT--0.0%
--------------------------------------------------------------------------------
JPMorgan Chase,
Nassau Branch,
2.716%, 7/1/05
(Cost $584,655)                                        584,655          584,655

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.7%
--------------------------------------------------------------------------------
Undivided interest of 96.70% in joint
repurchase agreement (Principal Amount/ Value
$50,624,000, with a maturity value
of $50,628,008) with Cantor Fitzgerald &
Co./Cantor Fitzgerald Securities, 2.85%,
dated 6/30/05, to be repurchased at
$48,956,875 on 7/1/05, collateralized
by U.S. Treasury Bonds, 9.125%--13.25%,
5/15/14--5/15/18, with a value of
$51,688,927 (Cost $48,953,000)                      48,953,000       48,953,000
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $2,397,653,113)                                             2,889,712,510

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--21.5%
--------------------------------------------------------------------------------
ASSET BACKED FLOATING NOTE--1.3%
Trust Money Market
Securities, Series A-2,
3.295%, 7/15/05 6                                    7,000,000        7,000,000
--------------------------------------------------------------------------------
Whitehawk CDO
Funding Corp.,
3.48%, 9/15/05 6                                    30,000,000       30,000,000
                                                                 ---------------
                                                                     37,000,000

--------------------------------------------------------------------------------
FUNDING AGREEMENT/GIC--0.6%
Protective Life
Insurance Co.,
3.31%, 7/29/05 6                                    18,000,000       18,000,000

                   46 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--9.2%
Undivided interest of 0.18% in joint
repurchase agreement (Principal Amount/Value
$4,000,000,000, with a maturity value of
$4,000,386,667) with Nomura Securities,
3.48%, dated 6/30/05, to be repurchased
at $7,233,072 on 7/1/05, collateralized by
U.S. Agency Mortgages, 0.00%--5.959%,
1/15/18--4/1/42, with a
value of $4,160,000,001 6                       $    7,232,373  $     7,232,373
--------------------------------------------------------------------------------
Undivided interest of 6.50% in joint
repurchase agreement (Principal Amount/Value
$4,000,000,000, with a maturity value of
$4,000,385,278) with Nomura Securities,
3.4675%, dated 6/30/05, to be repurchased
at $260,025,043 on 7/1/05, collateralized by
U.S. Agency Mortgages, 0.00%--5.959%,
1/15/18--4/1/42, with a value
of $4,160,000,001 6                                260,000,000      260,000,000
                                                                ----------------
                                                                    267,232,373

--------------------------------------------------------------------------------
MASTER FLOATING NOTES--2.2%
Bear Stearns, 3.618%,
7/1/05 6                                            17,000,000       17,000,000
--------------------------------------------------------------------------------
Goldman Sachs
Group LP, 3.558%,
7/1/2005 6                                          25,000,000       25,000,000
--------------------------------------------------------------------------------
Merrill Lynch
Mortgage Capital,
3.538%, 7/1/05 6                                    22,000,000       22,000,000
                                                                ----------------
                                                                     64,000,000

--------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE--3.5%
American Express
Credit Corp., 3.27%,
7/11/05 6                                            4,000,130        4,000,130
--------------------------------------------------------------------------------
American Express
Credit Corp.,
3.262%, 7/18/05 6                                   21,846,347       21,846,347
--------------------------------------------------------------------------------
American Honda
Finance Corp.,
3.15%, 7/18/05 6                                    25,000,000       25,000,000
--------------------------------------------------------------------------------
Countrywide
Home Loans, Inc.,
3.42%, 9/6/05 6                                     12,001,171       12,001,171

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE Continued
General Electric
Capital Corp.,
3.568%, 7/1/05 6                                $   15,027,810  $    15,027,810
--------------------------------------------------------------------------------
Morgan Stanley,
3.325%, 7/1/05 6                                    22,000,000       22,000,000
                                                                ----------------
                                                                     99,875,458

--------------------------------------------------------------------------------
TIME DEPOSIT--0.9%
Banesto SA Madrid,
3.439%, 9/27/05 6                                   25,000,000       25,000,000
--------------------------------------------------------------------------------
U.S. AGENCIES--2.1%
Federal Home Loan
Mortgage Corp.,
3.335%, 9/9/05 6                                    37,000,000       37,000,000
--------------------------------------------------------------------------------
Federal National
Mortgage Assn.,
3.09%, 7/21/05 6                                    24,991,798       24,991,798
                                                                ----------------
                                                                     61,991,798

--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--1.7%
BNP Paribas NY,
3.335%, 7/1/05 6                                    20,110,037       20,110,037
--------------------------------------------------------------------------------
Natexis Banques
Populaires NY,
3.247%, 7/18/05 6                                   18,992,189       18,992,189
--------------------------------------------------------------------------------
Natexis Banques
Populaires NY,
3.553%, 7/1/05 6                                     9,998,000        9,998,000
                                                                ----------------
                                                                     49,100,226
                                                                ----------------

Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $622,199,855)                                          622,199,855
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $3,019,852,968)                                    121.1%   3,511,912,365
--------------------------------------------------------------------------------
LIABILITIES
IN EXCESS OF
OTHER ASSETS                                             (21.1)    (612,229,826)
                                                --------------------------------
NET ASSETS                                               100.0% $ 2,899,682,539
                                                ================================

                   47 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security--See Note 7 of Notes to Financial
Statements.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $140,919 or less than 0.005% of the Fund's net assets as of June 30, 2005.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of June 30, 2005 was $1,712,822, which represents 0.06%
of the Fund's net assets, all of which is considered restricted. See Note 6 of
Notes to Financial Statements.

6. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial
Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   48 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES  June 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (including securities
loaned of $608,411,910) (cost $3,019,852,968)--see
accompanying statement of investments                           $ 3,511,912,365
--------------------------------------------------------------------------------
Cash                                                                    180,000
--------------------------------------------------------------------------------
Collateral for securities loaned                                          1,999
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                   24,407,383
Investments sold                                                      6,898,876
Interest and dividends                                                1,729,272
Other                                                                    28,819
                                                                ----------------
Total assets                                                      3,545,158,714

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Return of collateral for securities loaned                          622,201,854
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                14,364,412
Shares of beneficial interest redeemed                                6,248,925
Distribution and service plan fees                                    1,565,366
Transfer and shareholder servicing agent fees                           630,362
Shareholder communications                                              292,533
Trustees' compensation                                                   30,609
Other                                                                   142,114
                                                                ----------------
Total liabilities                                                   645,476,175

--------------------------------------------------------------------------------
NET ASSETS                                                      $ 2,899,682,539
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of beneficial interest                      $       145,930
--------------------------------------------------------------------------------
Additional paid-in capital                                        2,308,331,929
--------------------------------------------------------------------------------
Accumulated net investment loss                                        (229,383)
--------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions                                    99,371,412
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities
denominated in foreign currencies                                   492,062,651
                                                                ----------------
NET ASSETS                                                      $ 2,899,682,539
                                                                ================

                   49 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $1,557,306,952 and 77,191,576
shares of beneficial interest outstanding)                            $   20.17
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                         $   21.40
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge)
and offering price per share (based on net
assets of $510,182,823 and 26,583,940 shares of
beneficial interest outstanding)                                      $   19.19
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge)
and offering price per share (based on net assets
of $473,098,744 and 24,589,002 shares of beneficial
interest outstanding)                                                 $   19.24
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge)
and offering price per share (based on net assets
of $129,630,699 and 6,514,907 shares of beneficial
interest outstanding)                                                 $   19.90
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering
price per share (based on net assets of $229,463,321
and 11,050,941 shares of beneficial interest outstanding)             $   20.76

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   50 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS  For the Year Ended June 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $139,309)           $ 21,357,629
--------------------------------------------------------------------------------
Portfolio lending fees                                                2,067,269
--------------------------------------------------------------------------------
Interest                                                                901,515
                                                                   -------------
Total investment income                                              24,326,413

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      15,446,980
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               3,276,160
Class B                                                               4,890,256
Class C                                                               4,330,080
Class N                                                                 526,010
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               3,719,004
Class B                                                               1,404,538
Class C                                                               1,002,009
Class N                                                                 411,593
Class Y                                                                  38,976
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 281,615
Class B                                                                 220,096
Class C                                                                 117,036
Class N                                                                  11,843
--------------------------------------------------------------------------------
Custodian fees and expenses                                              51,109
--------------------------------------------------------------------------------
Trustees' compensation                                                   41,802
--------------------------------------------------------------------------------
Other                                                                   175,203
                                                                   -------------
Total expenses                                                       35,944,310
Less reduction to custodian expenses                                    (11,384)
Less waivers and reimbursements of expenses                             (42,367)
                                                                   -------------
Net expenses                                                         35,890,559

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (11,564,146)

                   51 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                        $ 247,390,520
Foreign currency transactions                                          2,081,538
                                                                   -------------
Net realized gain                                                    249,472,058
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                           79,740,640
Translation of assets and liabilities denominated in foreign
currencies                                                             1,148,896
                                                                   -------------
Net change in unrealized appreciation                                 80,889,536

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 318,797,448
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   52 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                         2005              2004
-----------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------
Net investment loss                              $   (11,564,146)  $   (13,738,873)
-----------------------------------------------------------------------------------
Net realized gain                                    249,472,058       267,310,051
Net change in unrealized appreciation                 80,889,536       168,751,120
                                                 ----------------------------------
Net increase in net assets resulting from
operations                                           318,797,448       422,322,298

-----------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                             (125,319,501)               --
Class B                                              (49,474,404)               --
Class C                                              (43,432,706)               --
Class N                                              (10,035,672)               --
Class Y                                               (5,774,095)               --

-----------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------
Net increase in net assets resulting from
beneficial interest transactions:
Class A                                              330,405,181       378,933,360
Class B                                               17,405,073        44,527,545
Class C                                               59,944,813        81,015,380
Class N                                               41,110,533        27,655,726
Class Y                                              205,189,367         4,356,492

-----------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------
Total increase                                       738,816,037       958,810,801
-----------------------------------------------------------------------------------
Beginning of period                                2,160,866,502     1,202,055,701
                                                 ----------------------------------
End of period (including accumulated net
investment loss of $290,223 and $1,079,117,
respectively)                                    $ 2,899,682,539   $ 2,160,866,502
                                                 ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   53 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED JUNE 30,                           2005            2004         2003        2002        2001
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    19.52     $     14.78    $   15.12   $   15.02   $   14.77
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.04) 1         (.10)        (.08)       (.08)       (.08)
Net realized and unrealized gain (loss)                2.65            4.84         (.26)        .19        1.12
                                                 -----------------------------------------------------------------
Total from investment operations                       2.61            4.74         (.34)        .11        1.04
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                  (1.96)             --           --        (.01)       (.79)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    20.17     $     19.52    $   14.78   $   15.12   $   15.02
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    13.82%          32.07%       (2.25)%      0.71%       7.66%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $1,557,307     $ 1,177,389    $ 584,052   $ 512,337   $ 294,780
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $1,325,846     $   904,397    $ 490,057   $ 386,221   $ 205,916
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.20)%         (0.42)%      (0.59)%     (0.50)%     (0.60)%
Total expenses                                         1.19%           1.17%        1.39%       1.37%       1.28%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 4,5         N/A 4,5     1.36%        N/A 4       N/A 4
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 132%            127%         117%        134%        181%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   54 | OPPENHEIMER MAIN STREET SMALL CAP FUND

CLASS B  YEAR ENDED JUNE 30,                           2005            2004         2003        2002        2001
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   18.79     $     14.35    $   14.79   $   14.80   $   14.68
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.18) 1         (.20)        (.14)       (.12)       (.14)
Net realized and unrealized gain (loss)                2.54            4.64         (.30)        .12        1.05
                                                  ----------------------------------------------------------------
Total from investment operations                       2.36            4.44         (.44)         --         .91
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                  (1.96)             --           --        (.01)       (.79)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   19.19     $     18.79    $   14.35   $   14.79   $   14.80
                                                  ================================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    12.98%          30.94%       (2.98)%     (0.02)%      6.79%

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 510,183     $   482,028    $ 330,174   $ 285,102   $ 177,479
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 490,050     $   432,160    $ 268,057   $ 218,939   $ 128,350
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.98)%         (1.26)%      (1.34)%     (1.25)%     (1.36)%
Total expenses                                         1.97%           2.01%        2.21%       2.12%       2.05%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 4           N/A 4,5     2.11%        N/A 4       N/A 4
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 132%            127%         117%        134%        181%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   55 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------

CLASS C  YEAR ENDED JUNE 30,                            2005               2004               2003             2002          2001
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     18.82       $      14.36       $      14.79     $      14.81     $   14.68
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.17) 1            (.17)              (.13)            (.10)         (.13)
Net realized and unrealized gain (loss)                 2.55               4.63               (.30)             .09          1.05
                                                 -----------------------------------------------------------------------------------
Total from investment operations                        2.38               4.46               (.43)            (.01)          .92
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                   (1.96)                --                 --             (.01)         (.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $     19.24       $      18.82       $      14.36     $      14.79     $   14.81
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     13.07%             31.06%             (2.91)%          (0.09)%        6.86%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   473,099       $    402,056       $    238,717     $    186,108     $  89,814
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   433,888       $    340,201       $    186,380     $    127,393     $  60,762
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                    (0.91)%            (1.17)%            (1.30)%          (1.23)%       (1.36)%
Total expenses                                          1.90% 4,5          1.91% 4,5          2.07% 4          2.12% 4       2.05% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  132%               127%               117%             134%          181%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   56 | OPPENHEIMER MAIN STREET SMALL CAP FUND

CLASS N  YEAR ENDED JUNE 30,                             2005               2004               2003             2002          2001 1
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     19.33       $      14.69       $      15.05     $      15.00     $   13.53
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.10) 2            (.14)              (.11)            (.12)         (.02)
Net realized and unrealized gain (loss)                  2.63               4.78               (.25)             .18          1.49
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         2.53               4.64               (.36)             .06          1.47
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    (1.96)                --                 --             (.01)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     19.90       $      19.33       $      14.69     $      15.05     $   15.00
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      13.53%             31.59%             (2.39)%           0.38%        10.87%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   129,631       $     84,678       $     41,474     $     14,557     $     995
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   105,497       $     65,107       $     24,417     $      5,924     $     445
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                     (0.50)%            (0.77)%            (0.83)%          (0.66)%       (0.76)%
Total expenses                                           1.54%              1.61%              1.64%            1.65%         1.59%
Expenses after payments and waivers
and reduction to custodian expenses                      1.50%              1.52%              1.60%             N/A 5         N/A 5
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   132%               127%               117%             134%          181%

1. For the period from March 1, 2001 (commencement of operations) to June 30,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   57 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------

CLASS Y  YEAR ENDED JUNE 30,                             2005               2004               2003             2002          2001
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     19.94       $      15.03       $      15.27     $      15.11     $   14.82
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .08 1             (.03)              (.07)            (.10)         (.05)
Net realized and unrealized gain (loss)                  2.70               4.94               (.17)             .27          1.13
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         2.78               4.91               (.24)             .17          1.08
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    (1.96)                --                 --             (.01)         (.79)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     20.76       $      19.94       $      15.03     $      15.27     $   15.11
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      14.41%             32.67%             (1.57)%           1.11%         7.90%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   229,463       $     14,714       $      7,637     $      1,619     $       2
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    84,470       $     11,428       $      3,460     $        813     $       2
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                             0.39%              0.06%              0.00%            0.01%        (0.23)%
Total expenses                                           0.69%              0.70%              0.79%            0.97%         0.89%
Expenses after payments and waivers
and reduction to custodian expenses                       N/A 4              N/A 4              N/A 4           0.93%          N/A 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   132%               127%               117%             134%          181%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   58 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the
Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the
Manager

                   59 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New
York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of

                   60 | OPPENHEIMER MAIN STREET SMALL CAP FUND

its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN     CARRYFORWARD 1,2         TAX PURPOSES
      ------------------------------------------------------------------------
      $22,097,469        $85,343,741                 $--          $484,123,542

1. During the fiscal year ended June 30, 2005, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended June 30, 2004, the Fund utilized $70,002,232 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for June 30, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                             REDUCTION TO         REDUCTION TO
                                              ACCUMULATED      ACCUMULATED NET
      INCREASE TO                          NET INVESTMENT        REALIZED GAIN
      PAID-IN CAPITAL                                LOSS     ON INVESTMENTS 3
      ------------------------------------------------------------------------
      $14,229,253                           $  12,413,880          $26,643,133

3. $14,229,253, including $11,302,718 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended June 30, 2005 and
June 30, 2004 was as follows:

                                               YEAR ENDED           YEAR ENDED
                                            JUNE 30, 2005        JUNE 30, 2004
      ------------------------------------------------------------------------
      Distributions paid from:
      Long-term capital gain                 $234,036,378                   --

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable,

                   61 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities   $ 3,027,792,077
                                                  ================

                 Gross unrealized appreciation    $   523,119,056
                 Gross unrealized depreciation        (38,995,514)
                                                  ----------------
                 Net unrealized appreciation      $   484,123,542
                                                  ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex- dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

                   62 | OPPENHEIMER MAIN STREET SMALL CAP FUND

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED JUNE 30, 2005            YEAR ENDED JUNE 30, 2004
                                  SHARES              AMOUNT          SHARES              AMOUNT
------------------------------------------------------------------------------------------------

CLASS A
Sold                          29,883,300      $  581,531,206      32,939,499     $  598,701,241
Dividends and/or
distributions reinvested       6,060,495         117,210,057              --                 --
Redeemed                     (19,074,602)       (368,336,082)    (12,136,242)      (219,767,881)
                             -------------------------------------------------------------------
Net increase                  16,869,193      $  330,405,181      20,803,257     $  378,933,360
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS B
Sold                           3,932,600      $   73,132,885       6,984,210     $  120,455,940
Dividends and/or
distributions reinvested       2,487,110          45,961,791              --                 --
Redeemed                      (5,486,270)       (101,689,603)     (4,345,520)       (75,928,395)
                             -------------------------------------------------------------------
Net increase                     933,440      $   17,405,073       2,638,690     $   44,527,545
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS C
Sold                           6,186,055      $  115,132,419       8,263,691     $  143,367,935
Dividends and/or
distributions reinvested       2,070,707          38,349,492              --                 --
Redeemed                      (5,028,179)        (93,537,098)     (3,529,199)       (62,352,555)
                             -------------------------------------------------------------------
Net increase                   3,228,583      $   59,944,813       4,734,492     $   81,015,380
                             ===================================================================

------------------------------------------------------------------------------------------------
CLASS N
Sold                           3,124,670      $   60,311,468       2,411,657     $   43,148,843
Dividends and/or
distributions reinvested         506,098           9,671,541              --                 --
Redeemed                      (1,496,199)        (28,872,476)       (855,151)       (15,493,117)
                             -------------------------------------------------------------------
Net increase                   2,134,569      $   41,110,533       1,556,506     $   27,655,726
                             ===================================================================

                   63 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                            YEAR ENDED JUNE 30, 2005   YEAR ENDED JUNE 30, 2004
                               SHARES         AMOUNT     SHARES          AMOUNT
--------------------------------------------------------------------------------
CLASS Y
Sold                       11,241,374   $223,482,775    477,927   $   8,743,537
Dividends and/or
distributions reinvested      290,730      5,773,899         --              --
Redeemed                   (1,218,969)   (24,067,307)  (248,379)     (4,387,045)
                           -----------------------------------------------------
Net increase               10,313,135   $205,189,367    229,548   $   4,356,492
                           =====================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2005, were
$3,597,918,650 and $3,192,780,244, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million and 0.60% of average annual net assets in excess of
$800 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended June 30, 2005, the Fund paid
$6,362,029 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of

                   64 | OPPENHEIMER MAIN STREET SMALL CAP FUND

their customers that hold Class A shares. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at June 30, 2005 for Class B, Class C and Class N shares were $6,017,174, $4,878,589 and
$1,402,635, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                      CLASS A         CLASS B         CLASS C         CLASS N
                      CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                    FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                  RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED        DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
----------------------------------------------------------------------------------------------

June 30, 2005   $   1,114,069   $      31,225   $     765,225   $      56,730   $      46,429
----------------------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended June 30, 2005, OFS waived $9, $4 and $42,354 for Class A, Class C and Class N shares, respectively.
This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

                   65 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of June 30, 2005, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of June 30, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.
Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                          ACQUISITION               VALUATION AS OF     UNREALIZED
SECURITY                        DATES        COST     JUNE 30, 2005   APPRECIATION
-----------------------------------------------------------------------------------

Mission Oil & Gas, Inc.       1/18/05   $ 426,485   $       516,487   $     90,002
Tusk Energy Corp.            11/15/04     492,524         1,196,335        703,811
                                        -------------------------------------------
                                        $ 919,009   $     1,712,822   $    793,813
                                        ===========================================

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents.

                   66 | OPPENHEIMER MAIN STREET SMALL CAP FUND

The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned.
As of June 30, 2005, the Fund had on loan securities valued at $608,411,910.
Collateral of $622,201,854 was received for the loans, of which $622,199,855 was received in cash and subsequently invested in approved instruments.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the
Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds.
This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                                   Appendix A

                            Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                   Appendix B

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3) That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code,
         2) non-qualified deferred compensation plans, 3) employee benefit plans(4)
         4) Group Retirement Plans(5) 5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
            Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund. (3) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions"
mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. (5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in)
the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b)
plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. (6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more
(including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. (12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

I.Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(6) This waiver
provision applies to: |_| Purchases of Class A shares aggregating $1 million or
more. |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM
            (the funds described in (a) and (b) are referred to as "Applicable
            Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
            Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds)
            invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.     Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.
|_|      Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in
   Certain Transactions.

1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_| Shares purchased in amounts of less than $5.

2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_| Retirement Plans that have $5 million or more in plan assets. |_| Retirement
Plans with a single plan sponsor that have $5 million or
         more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1)
         Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries. 9) Separation from service.(8)
         10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
            Distributor.
         11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored
            IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                         Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the
         Internal Revenue Code).
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|      Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability
         (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account. 3)
         To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.(10) 5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
         Revenue Code.
         7) To make "substantially equal periodic payments" as described in
         Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11) 9) On account of the participant's separation from service.(12) 10) Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11) Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12) For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_|
Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.        Special Sales Charge Arrangements for Shareholders of Certain
     Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap
   Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

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      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o           Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o           Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o           withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed
            10% of the initial value of the account value, adjusted annually,
            and
o           liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as
            evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o           withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o           liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account CMIA LifeSpan Capital
   Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced
   Account Connecticut Mutual Growth Account CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: 1)
         persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who
            still hold those shares in that Fund or other Former Connecticut
            Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
            Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.   Special Reduced Sales Charge for Former Shareholders of Advance America
                                    Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase
those shares at net asset value without sales charge: |_| the Manager and its
affiliates, |_| present or former officers, directors, trustees and employees
(and
         their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
         (and whose identity is made known to the Distributor) or with the
         Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
         Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services..

Oppenheimer Main Street Small Cap Fund(R)

Internet Website:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)

Custodian Bank
      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York, 11245

Independent Registered Public Accounting Firm
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Bell, Boyd & Lloyd LLC
      70 West Madison Street, Suite 3100
      Chicago, Illinois 60602
1234
PX0847.001.1005